UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Western Alliance Bancorporation

(Name of Registrant as Specified in Its Charter)

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2026

PROXY STATEMENT AND NOTICE

OF 2026 ANNUAL MEETING

OF STOCKHOLDERS

Notice of Annual Meeting of Stockholders

2026 Annual Meeting of Stockholders

DATE AND TIME Wednesday, June 10, 2026 8:00 a.m., local time	LOCATION One East Washington St., Ste. 1400 Phoenix, Arizona 85004	RECORD DATE April 13, 2026

Voting Matters and Board Recommendations

Proposal No.		Board Recommendation
1	Election of Directors. To elect 13 directors to the Board of Directors for a one-year term (“Proposal No. 1” or “Election of Directors”)	FOR
2	Advisory (Non-Binding) Vote on Executive Compensation. To approve, on a non-binding advisory basis, executive compensation (“Proposal No. 2” or “Say-on-Pay”)	FOR
3	Ratification of Auditor. To ratify the appointment of RSM US LLP as the Company’s independent auditor for 2026 (“Proposal No. 3” or “Ratification of Auditor”)	FOR

How to Vote

Internet by going to www.proxydocs.com/WAL and following the online instructions. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.	Telephone by calling 1-866-249-5139 and following the voice prompts. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.

Mail

(if you request to receive your proxy materials by mail): by marking your vote on your proxy card, signing your name exactly as it appears on your proxy card, dating your proxy card, and returning it in the envelope provided.

By order of the Board of Directors,

/s/ Jessica Jarvi

Secretary

Phoenix, Arizona

April 22, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 10, 2026: This proxy statement, along with our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available free of charge online at www.proxydocs.com/WAL. We first mailed the Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials over the internet to our stockholders on or about April 22, 2026.

2026 PROXY STATEMENT	i

ABOUT US

About Western Alliance Bancorporation

With more than $90 billion in assets at fiscal year-end 2025, Western Alliance Bancorporation (NYSE: WAL) (the “Company, "we" "us" or "our") is one of the country's top-performing banking companies. Our primary subsidiary, Western Alliance Bank (the "Bank"), Member FDIC, is a leading national commercial bank that puts customers first, delivering tailored business banking solutions and consumer products backed by outstanding, personalized service and specific expertise in more than 30 industries and sectors. With offices nationwide, the Bank has ranked as a top U.S. bank by American Banker and Bank Director since 2016. In 2025, the Company was #2 for Best CEO, Best CFO and Best Company Board of Directors on Extel's All-America Executive Team Mid-Cap Banks list.

2025 Accolades

#2 CEO, CFO & Board

A Top Large Bank With Assets
$50 Billion and Above for 2025

A Top-Performing Large Bank with
Assets $50 Billion and Above for
2025

A Top U.S. Bank by Reputation in
2025, as Rated by Customers

Key
2025 Performance

Net Income of $990.6M	Total Assets $92.8B	Deposit Growth $10.8B (16.3% YoY growth)	CET1 Ratio 11.0%

Net Interest Income $2.9B	ROAA 1.12%	ROATCE* 15.3%	Net Interest Margin 3.51%

Pre-Provision Net Revenue* $1.4B	Net Revenue $3.5B	TBV per Share (net of tax)* $61.29 (17.3% YoY growth)	Earnings Per Share $8.73 (23.1% YoY growth)

Balance Sheet & Capital

•
Tangible Common Equity/ Total Assets of 7.3%*
•
Common Equity Tier 1 ratio of 11.0%
•
Tangible Book Value Per Share, net of taxes: $61.29 (17.3% YoY growth); grown by 389% over the past 10 years*

Asset Quality

•
Strong risk management culture and framework established throughout organization
•
2025 net charge-offs to average HFI loans outstanding of 0.24%, compared to 0.18% in 2024
•
Nonperforming (nonaccrual) loans to funded HFI loans of 0.85% decreased from 0.89% in 2024

Liquidity Access

•
$16.8B in High Quality Liquid Assets (HQLA), including cash
•
$27.0B in unused borrowing capacity
•
1.8x uninsured deposits coverage using available liquidity buffer and borrowing capacity

* Non-GAAP financial measure: See “Non-GAAP Financial Measures” in Appendix A of this proxy statement for further information regarding these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure.

ii	2026 PROXY STATEMENT

ABOUT US

Western Alliance: Diversified Model. Diversified Earnings.

For more than a decade, we have deliberately built our business to become a national commercial bank focused on deep segment expertise, underwriting specialization and business diversification, including a broad range of differentiated deposit-generating businesses. This agile business model — and the robust relationships we have built with our varied stakeholders — has served us well in building a strong liquidity foundation, which we believe positions us as a strong company today that is prepared for the long term.

Strategic

Objectives
•

Deliver sustained, peer‑leading financial performance and stockholder value through diversified organic growth, strong profitability, operating leverage, and consistently compounding tangible book value.

•	Scale a national commercial banking franchise by deepening client relationships, leveraging sector expertise, and differentiating through value‑added products and technology.
•	Continuously develop and scale new business lines, products, and services to create a durable pipeline of growth as established businesses mature and emerging platforms gain momentum.
•	Expand and diversify revenue streams by accelerating non‑interest income and cross‑selling treasury, commercial, escrow, trust, and digital payment solutions across the franchise.
•	Invest proactively in people, technology, and risk management to support efficient growth, regulatory readiness, and seamless scalability beyond the $100 billion asset threshold.
•

Build a unified, nationally recognized brand by integrating legacy divisions under the Western Alliance name to deliver a consistent client experience and reinforce the Bank’s identity as a leading national commercial bank.

2026 PROXY STATEMENT	iii

ABOUT US

Stockholder Engagement

We maintain an ongoing, proactive outreach effort with our stockholders in a variety of ways. Throughout the year, our Investor Relations team and executive leaders regularly meet with current stockholders, prospective investors and research analysts. These meetings often include our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), chief banking officers or line of business leaders to engage stockholders and solicit feedback on various topics relevant to the Company’s performance and strategy. Our executive management team provides context to our stockholders on our diversified business model and funding strategy, balance sheet optimization efforts and asset quality. Additionally, we continued to provide insightful disclosures to address stockholder inquiries related to drivers of ongoing earnings growth, sources of deposit growth and loan originations, and our demonstrated, consistent credit culture. During 2025, management attended numerous investment analyst-sponsored industry conferences and conducted non-deal roadshows to meet with existing and prospective investors. The feedback received from our stockholders is communicated to business leaders and the Board of Directors (the “Board” or “Board of Directors”), and helps inform our business decisions and strategy, when appropriate.

ENGAGEMENT

Strategies
Who we engage: ▪ Institutional stockholders ▪ Retail stockholders ▪ Equity research analysts ▪ Proxy advisory firms ▪ Industry thought leaders ▪ Investment bankers ▪ Ratings agencies	How we communicate: ▪ Proxy Statement ▪ Annual Report ▪ SEC Filings ▪ Press Releases ▪ Investor relations website ▪ Investor meetings ▪ Corporate Responsibility Report

2025 Engagements

▪ Met with stockholders and interested investors located across the country and internationally

▪ Attended 11 investor conferences

▪ Executive Management participated in two non-deal roadshows

▪ Ongoing communication with equity research analysts to enhance coverage of Western Alliance

▪ Chief Executive Officer conducted the 2025 Annual Meeting of the Stockholders

Topics we discussed:

▪ Financial Performance

▪ Asset and credit quality and risk oversight

▪  Business development activities

▪ Balance sheet sensitivity to interest rates

▪ Compensation & incentives

▪ Deposit stability

▪ Board composition

▪  Industry developments and trends

How we engage: ▪ Stockholder engagement program ▪ Quarterly earnings calls ▪ Investor conferences ▪ Annual Stockholder Meeting

iv	2026 PROXY STATEMENT

Our Values Drive Us

Integrity

We expect everyone to apply high ethical standards and sound judgment in all we do.

Creativity

We are all part of a working environment that welcomes new ideas and prizes creative, strategic thinking to benefit customers and our commitment to relationship banking while maintaining risk management protocols.

Teamwork

We work together across departments, specialty areas and geographies in a productive, collaborative way that advances the interests of our clients and the Bank.

Passion

Our passion motivates us to overcome obstacles, think big and do more.

Excellence

We strive to deliver strong performance and excellence in everything we undertake.

ABOUT US

Engaged Leaders. Engaged People.

The Company takes a multi‑faceted approach to achieving business success and generating long‑term stockholder value, grounded in strong governance practices, disciplined risk management, and a focus on our people. This approach is reinforced by independent Board oversight and a committee structure designed to support effective governance and risk management. The Board oversees the Company’s risk governance framework and internal controls to promote prudent decision‑making and long‑term stability. Our people are the foundation of the Company. We invest in their development to support our client‑focused business model. By putting clients first, our teams drive performance and sustainable growth, which in turn strengthens our ability to attract, develop, and retain talent. We support the many talents, skills, and experiences our employees bring to the Company through professional development, mentoring, and employee resource initiatives, all of which we believe contributes to the Company’s long‑term stability and performance.

Our Culture

People are the foundation of the Company and we invest in their success. Our people are committed to our clients’ success and, by putting clients first, we create strong stockholder Performance. This leads to tremendous Possibilities to fuel client growth and support our communities, which in turn provides expanding opportunities to attract and retain our People.

2026 PROXY STATEMENT	v

Our People

We support the various talents, abilities and experiences our people bring to the Company and our customers through professional development and mentoring opportunities and our Business Resource Groups.

CULTIVATING OUR PEOPLE FOR LONG-TERM SUCCESS

REWARDING OUR PEOPLE BY PARTICIPATING IN OUR SUCCESS

Competitive Benefits		Professional Development
Paid Leave for Expecting Mothers 16 weeks*	Paid Holidays 12	Turnover Rate 11.6%**	Employee Career Development Courses Completed 18,795
Our people also enjoy: Generous Vacation Policy • 12 Sick Days New Parent Flex Time • Paid New Parent Leave		We seek to source openings at all levels from the promotion of internal candidates through succession planning. Developing our people is a priority.

* Comprised of 12 weeks Pregnancy Disability Leave + 4 weeks New Parent Leave (available to all new parents).

** Excludes discrete reductions in workforce during the period. If reduction in workforce is included, turnover rate in 2025 was 12.3%.

100% Company match

of first 5% employee

401(k) contribution

100% of our people are eligible for the Annual Bonus Plan or receive incentive compensation.	Stock grants ensure our people’s interests and our stockholders’ interests are aligned.	Our people are automatically enrolled in our 401(k) Plan, and we have a 98% participation rate.

ABOUT US

vi	2026 PROXY STATEMENT

ABOUT US

Our Board

DELIBERATELY ENHANCING SKILLS FOR GROWTH

2020	2023	2024	2025
Juan R. Figuereo	Anthony T. Meola	Greta Guggenheim	Dr. Michael Papay
Bryan K. Segedi	Mary Tuuk Kuras*	Christopher A. Halmy	Clarke Starnes III
		Mary Chris Jammet

Characteristics of Director Nominees	Board Best Practices		Five Fully Independent Committees
			Audit	Governance
			Compensation	Risk Management
			New Fully Independent Technology & Cybersecurity Committee constituted as of June 10, 2026
33% diverse characteristics 3 women nominees 1 ethnically diverse nominee

	Board and Committee Meetings in 2025
	10	Full Board	9	Compensation Committee
	6	Independent Director-Only	7	Finance & Investment Committee
		Sessions	7	Governance Committee
	11	Audit Committee	7	Risk Committee

Evaluating and Improving Board Performance	Aligning Director and Stockholder Interest

Board and Committee Evaluations ANNUALLY	Director Equity Grants YES

Board Orientation Yes	Director Stock Ownership Guidelines Yes

* Retiring at the 2026 Annual Meeting

2026 PROXY STATEMENT	vii

viii	2026 PROXY STATEMENT

“

Western Alliance’s strong performance in 2025 reflects the effectiveness of a well-governed institution. As the Company continues its growth trajectory, the Board remains focused on prudent governance, conservative risk management and maintaining the strength and stability that define Western Alliance.”

Bruce Beach

Board Chairman

2026 PROXY STATEMENT	ix

Proxy Statement

This proxy statement is being provided to stockholders of Western Alliance Bancorporation (the “Company," "we," "us" or "our" ) for solicitation of proxies on behalf of the Board of Directors of the Company (“Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at One E. Washington Street, Suite 1400, Phoenix, Arizona 85018, at 8:00 a.m., local time, on Wednesday, June 10, 2026, and any and all adjournments thereof.

Corporate Governance Overview

Our Board of Directors is responsible for overseeing the development and execution of our strategy. To that end, the Board has developed thoughtful governance practices to ensure effective independent oversight of the Company’s affairs. As part of our strong governance and oversight, the Company has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics. These documents are available in the under Governance: Governance Documents of the Investor Relations page of the Company’s website at www.westernalliancebancorporation.com.

Director Selection Process

General Criteria

Candidates for director are nominated to the Board by the Nominating and Corporate Governance Committee ("Governance Committee"). The Governance Committee assists the Board in identifying and reviewing the qualifications of current directors and potential directors of the Company. When considering the qualifications for current directors and potential director candidates for the Board of Directors, the Governance Committee reviews the entirety of each person's credentials and does not have any specific minimum qualifications that must be met by a Governance Committee-recommended nominee. The Company's Corporate Governance Guidelines provides further detail on the general criteria considered by the Governance Committee; however, the below chart outlines the criteria the Governance Committee evaluates for each current director and potential nominee:

General Criteria

•

Whether the nominee has the financial acumen or other professional, educational or business experience relevant to an understanding of the Company’s business, such as experience in a regulated industry or a publicly held company;

		•	Whether the nominee would be considered a “financial expert” or “financially literate” as defined in the listing standards of the NYSE or applicable law;

•	Whether the nominee meets the independence requirements of the SEC and listing standards of the NYSE;	•

The nominee’s character and integrity, experience and understanding of strategy and policy-setting, reputation for working constructively with others and sufficient time to devote to matters of the Board of Directors;

•	Whether the nominee possesses a willingness to challenge management and the ability to work as part of a team in a highly regulated environment;	•	Whether the nominee assists in achieving a mix of Board members that represents a variety of perspectives and experiences; and

•	Whether the nominee, by virtue of particular technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a director;	•	The nominee’s educational, business, non-profit or professional acumen and experience.

The Governance Committee has also adopted a Director Skills & Traits Matrix (the “Skills & Traits Matrix”), as a tool for outlining what it believes to be the current key areas of expertise for Board members and identifying how each member contributes to the Board’s overall skill set. The Skills & Traits Matrix can be found on page 3.

2026 PROXY STATEMENT	1

CORPORATE GOVERNANCE

In addition to the criteria set forth above and the Skills & Traits Matrix, the Governance Committee also considers a candidate’s independence (as defined under applicable NYSE and SEC regulations), presence of any conflicts of interest, and time commitment. Using this methodology, the Governance Committee is dedicated to enhancing the skills and talent of the Board by identifying specific areas for improvement, thereby prioritizing the pool of persons considered for new Board positions.

Combining Refreshment and Retention

When identifying potential candidates to the Board, the Governance Committee considers the evolving needs of the Company and the importance of maintaining the invaluable institutional knowledge brought by more tenured directors. This allows for a director nomination process that accurately reflects our continued growth as a Company. To that end, the Governance Committee regularly reviews the makeup of the Board, considering, among other attributes, each director's tenure, age and other characteristics. Recently, the Board has actively recruited for wide-ranging skills and qualities to meet the strategic and business needs of our Company as it grows.

Below are the average tenure and average age of the Company's 2026 director nominees:

DIRECTOR TENURE

10 years
Average
Tenure
<5 years
5-10 years
>10 years

Director Time Commitment

The Board understands the importance of dedicating an adequate amount of time to serving on the Board and its committees, and the Governance Committee assesses whether candidates and serving directors are able to devote the amount of time necessary to discharge their duties as directors. The Company has adopted Corporate Governance Guidelines that limit a director's service on outside public company boards to no more than three, except where a director is an executive officer of another public company, in which case, the limit is no more than two outside public company boards.

Board Evaluation and Determining the Right Skills for our Board

In order to better identify the appropriate skill set for the Board and each of its committees, the Board and each committee regularly evaluates their composition and effectiveness. These evaluations include annual committee and Board assessments as well as evaluating each committee charter and may include individual director assessments. Data from the annual assessments is gathered and discussed at the committee and Board level to better understand the needs of each committee and the Board. The Company's independent Chair of the Board and the Chair of the Governance Committee are both involved in these discussions.

Periodically, the Board hires an independent third party to perform Board and individual director assessments and most recently worked with an independent third party in 2024 as part of the director self-assessment process. The objectives of these evaluations include performance improvement; measuring alignment on purpose, strategy and risk; insights on succession planning, education, development and growth; and fostering the culture of collaboration and engagement. Following any independent assessment, the Board evaluates and discusses the feedback, while taking into account industry trends, peer practices and regulatory developments related to board of director and committee skills and evaluations. Additionally, the Company's Independent Chair of the Board and the Chair of the Governance Committee meet with new directors after their first year of Board service to review and discuss feedback regarding the first-year experience.

2	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Skills & Traits Matrix

The Governance Committee identified nine specific criterion it believes are most important to the Board’s effective fulfillment of its roles. Those specific skills and qualifications are highlighted in the below Skills & Traits Matrix for the current nominees to the Board with a description of each skill and qualification immediately following. The Governance Committee and the Board believe that each director nominee offers unique viewpoints and experiences to meet the evolving needs of the Company which are not all reflected in the Skills & Traits Matrix. The Skills & Traits Matrix below highlights the most relevant skills demonstrated by each director nominee; the absence of a designation does not imply the absence of a particular skill. All 13 director nominees served on the Board during the Company's 2025 fiscal year, with Dr. Papay and Mr. Starnes joining the Board in December 2025.

	Beach	Figuereo	Guggenheim	Halmy	Jammet	Johnson	Latta	Meola	Papay	Segedi	Snyder	Starnes	Vecchione
CORPORATE STRATEGY	•	•	•	•	•	•	•	•	•	•	•	•	•
LEADERSHIP EXPERIENCE	•	•	•	•	•	•		•		•	•	•	•
RISK MANAGEMENT & CONTROLS		•	•						•	•		•	•
BANKING/ FINANCIAL SERVICES INDUSTRY				•				•			•	•	•
TECHNOLOGY/ INFOSEC					•			•	•
PUBLIC COMPANY GOVERNANCE	•	•	•	•	•	•	•	•	•	•	•	•	•
CEO EXPERIENCE	•		•								•		•
COMPENSATION & MANAGEMENT DEVELOPMENT			•			•	•						•
FINANCE & ACCOUNTING	•	•		•			•			•			•

CORPORATE STRATEGY

Experience in establishing short- and long-term corporate strategy, including experience in identifying and executing on merger and acquisition opportunities, and managing capital and liquidity through private equity raises or capital market transactions.

LEADERSHIP EXPERIENCE

Current or former member of executive leadership managing business operations and strategic planning, including experience interacting with challenging issues presented from the complexity of the business and its regulatory landscape.

RISK MANAGEMENT & CONTROLS

Experience or expertise in assessing and managing business and financial risk factors, including enterprise-wide risk management and the implementation of controls to mitigate risk within the business.

BANKING/FINANCIAL SERVICES INDUSTRY

Experience in or with the financial services industry, particularly in the areas of commercial banking or residential mortgage lending, and proven knowledge of key customers and/or associated risks.

TECHNOLOGY/INFOSEC

Experience with or oversight of innovative technology, cybersecurity, information systems/data management, fintech or privacy.

PUBLIC COMPANY GOVERNANCE

Experience serving on a board of directors of a public company or professional experience in the corporate governance field, with gained knowledge of corporate governance matters, policies, and best practices regarding public companies.

CEO EXPERIENCE

Current or former CEO of publicly held or large private corporation.

COMPENSATION & MANAGEMENT DEVELOPMENT

Experience in senior executive development, succession planning and compensation matters.

FINANCE & ACCOUNTING

Knowledge of or experience in accounting, financial reporting or auditing processes and standards.

2026 PROXY STATEMENT	3

CORPORATE GOVERNANCE

Director Nomination Process

Board Makeup

In addition to determining the appropriate qualifications to serve as a member of the Board, the Board, in consultation with the Governance Committee, sets an appropriate number of directors to serve on the Board. Currently, the Company’s Bylaws provide that the Board of Directors will consist of not less than eight or more than 17 directors, and the Board may, from time to time, fix the number of directors within these limits. The Governance Committee recommended to the Board that the appropriate size of the Board should be between 11 and 14 directors. The Board is currently made up of 15 directors. At the Annual Meeting, the Board will be set at 13 directors, and the director nominees will be elected to serve for one-year terms. Directors Gould and Kuras were not renominated for election at the Annual Meeting as part of the Board's refreshment process.

Governance Committee Recommendations for Nominees

Together with the Board, the Governance Committee is committed to director refreshment, enhancing the skill set of the Board, and considering directors who bring important traits and perspectives to the board room. The Governance Committee continuously seeks out candidates who will contribute to the Board’s skill set and qualifications, and may at times engage third-party vendors to assist with identifying potential candidates when appropriate. From time to time, the Governance Committee engages a paid third-party consultant to assist in identifying and evaluating potential director candidates. In 2025, the Governance Committee engaged Korn Ferry, a third-party search firm, to conduct a search for new directors, and Dr. Papay and Mr. Starnes were identified as potential director nominees by Korn Ferry as part of this process.

The nominees standing for election to the Company’s Board of Directors at this year’s Annual Meeting are current directors. The Governance Committee and the Board of Directors believe that all of the nominees satisfy the above-described general criteria, with appropriate and diverse skills and traits. Accordingly, all such nominees were approved to stand for election by the Board of Directors, based in part on the recommendation of the Governance Committee.

Stockholder Recommendations for Nominees

Although the Governance Committee has no formal policy with respect to the consideration of director candidates recommended by stockholders, it will consider nominees for directors recommended by stockholders in the same manner it considers nominees for directors recommended by other sources. A stockholder wishing to recommend a director candidate for consideration by the Governance Committee should send such recommendation to the Company’s Corporate Secretary at the address shown on the back cover of this proxy statement, who will then forward it to the Governance Committee. Any such recommendation should include the following minimum information for each director nominee: full name, address and telephone number, age, a description of the candidate’s qualifications for service on the Board of Directors (such as principal occupation and directorships on publicly-held companies during the past five years), the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and the number of shares of Company common stock owned by the stockholder making the director nominee recommendation, if any.

A stockholder who wishes to nominate an individual as a director candidate at the Annual Meeting, rather than recommend the individual to the Governance Committee as a nominee, must comply with certain advance notice requirements. See “Stockholder Proposals for the 2027 Annual Meeting” on page 82 for more information on these procedures.

With respect to this year’s Annual Meeting, no nominations for directors were received from stockholders.

4	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Information as to Director Nominees

The Board of Directors has nominated the individuals listed below to be elected as directors at the Annual Meeting. See “Proposal No. 1 Election of Directors” on page 34. All ages are provided as of the Record Date.

Each of the Company’s current directors also serves as a director of the Company’s wholly owned bank subsidiary, Western Alliance Bank. In connection with his or her election to the Company’s Board of Directors, these nominees will also be elected to the board of Western Alliance Bank.

BRUCE D. BEACH, C.P.A.

Senior Advisor BeachFleischman PC Age: 77 Director since: 2005 Board Chair since: 2022 Audit Committee Financial Expert	Committee Membership • Audit Committee • Compensation Committee • Finance and Investment Committee • Governance Committee • Risk Committee	Education • B.S., Accounting, University of Arizona • M.B.A., University of Arizona

Qualifications
•	Financial expert with over 45 years of experience in public accounting.
•	Business leader with extensive management experience, including 24 years as a CEO of a large private corporation.
•	Co-founder of one of the largest locally owned Certified Public Accounting (CPA) firms in Arizona.

Biographical Information

•	Senior Advisor, BeachFleischman PC, an accounting and business advisory firm in Southern Arizona, since 2022; Chairman, 1991-2021; Chief Executive Officer, 1991-2015.	•	Former Chairman and board member, Southern Arizona Leadership Council.
		•	Former Chairman, Vice-Chairman, and Audit Committee Chairman, Carondelet Health Network, one of the largest hospital systems in Southern Arizona.
•	Former board member, Arizona State Board of Accountancy, by gubernatorial appointment, 2018-2023.

2026 PROXY STATEMENT	5

CORPORATE GOVERNANCE

JUAN R. FIGUEREO, C.P.A.

Retired Public Company Chief Financial Officer Age: 70 Director since: 2020 Audit Committee Financial Expert	Committee Membership • Audit Committee (Chair) • Finance and Investment Committee • Governance Committee	Education • B.B.A., Public Accounting, Florida International University

Qualifications
•	Extensive executive management experience, including service as the Chief Financial Officer of several publicly traded companies.
•	Public company board experience, including past and current service as the Audit and Risk Management Committee Chair of other publicly listed companies.
•	Proven driver of strategic direction and growth throughout his career in finance and accounting.
•	Former Senior Audit Manager at a large public audit firm.

Biographical Information

•	Venture Partner, Ocean Azul Partners, an early-stage investment fund based in Florida, since 2018.	•

Vice President & Chief Financial Officer, Pepsi-Cola Bottling, 1996-1997; Vice President and Chief Financial Officer, Pepsi-Cola Latin America, 1994-1996 (serving also as a Board Member for Grupo Embotelladoras Unidas (BMV: CULTIBAB) and Buenos Aires Embotelladoras (Formerly NYSE: BAE)); and several other key accounting and finance positions for Pepsi-Cola, 1988-1994.

•	Board Member and Chair of the Audit Committee, Deckers Outdoor Corporation, since 2020.
•	Board Member, Florida International University Foundation, 2015-2024.
•

Executive Vice President & Chief Financial Officer at each of: Revlon, Inc. (2016-2017); NII Holdings, Inc. (2012-2015); Newell Brands (2009-2012); Primo Water Corp. (fka Cott Corporation Inc.) (2007-2009).

		•	Senior Audit Manager, Arthur Andersen & Company, 1981 to 1988.
		•	Prior board experience: Board Member and Chair of the Audit Committee, Diversey Holdings, Ltd., 2021-2023; Board Member and Chair of the Audit and Risk Management Committee, PVH Corp. Inc., 2011-2020.
•	Vice President Mergers & Acquisitions, Wal-Mart International, 2003-2007.
•

Vice President and Managing Director, Frito Lay Dominicana, 2000-2003; Vice President, Business Integration of Frito Lay Europe, 1999-2000; Vice President and Chief Financial Officer of Frito Lay South Europe, 1997-1999.

6	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

GRETA GUGGENHEIM

Former CEO and Board Member TPG Real Estate Finance Trust Age: 67 Director since: 2024	Committee Membership • Finance and Investment Committee • Risk Committee	Education • B.A., Swarthmore College • M.B.A., The Wharton School of Business, University of Pennsylvania

Qualifications
•	Nearly 40 years of experience in commercial real estate and real estate financing, including office CRE.
•	Chief Executive and C-suite experience at two publicly held REITs.
•	Deep expertise in credit, capital markets, and corporate governance.

Biographical Information

•	Chief Executive Officer, TPG Real Estate Finance Trust, 2016-2021.	•	Managing Director, Head of Originations, Dillon Read Capital Management, 2006-2007.
•	Board member, TPG Real Estate, 2017-2021.	•	Managing Director, Originations, Commercial Real Estate, UBS, 1999-2006.
•	Chief Investment Officer, 2012-2015; and President, 2008-2012, Ladder Capital Finance LLC.
		•	Real Estate Investment Banking, Commercial Real Estate, Credit Suisse, 1986-1999.

2026 PROXY STATEMENT	7

CORPORATE GOVERNANCE

CHRISTOPHER A. HALMY

Former CFO Ally Financial, Inc. Age: 57 Director since: 2024	Committee Membership • Audit Committee • Finance and Investment Committee (Chair) • Governance Committee	Education • M.B.A. and B.S. (Accountancy), Villanova University

Qualifications
•	Former Chief Financial Officer of a large financial institution.
•	Seasoned executive with extensive knowledge of portfolio management, mergers and acquisitions, capital markets, and financial regulations.
•	CPA with nearly 30 years of progressive experience in finance, accounting and treasury.

Biographical Information

•

Board of Directors: Independent director, Burford Capital (legal finance and advisory firm), 2022-present; Independent director and audit committee member, OneMain Holdings, Inc., (consumer financial services), 2025-present; Chair of the Board, Mercury Financial (fintech), 2019-2025; Independent director, Mosaic (financing residential solar energy), 2017-2023.

		•	Senior Vice President, Global Funding Executive, Bank of America, 1997-2009; prior to which Mr. Halmy was Assistant Vice President, Assistant Controller, 1996-1997.
		•	Accounting Officer, JP Morgan, 1994-1996.
		•	Senior Accountant, Deloitte, 1990-1994.
•	Chief Financial Officer, Ally Financial, Inc., 2009-2018, including leading the firm through its 2014 IPO.

8	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

MARY CHRIS JAMMET

Retired Financial Services Executive Age: 58 Director since: 2024	Committee Membership • Audit Committee • Compensation Committee • Risk Committee	Education • B.S., Finance, Towson University • M.S., Finance, Loyola University Maryland

Qualifications
•	Significant leadership experience as a former Senior Vice President of one of the largest international asset management firms.
•

Expertise in assessing the performance of companies and evaluating financial statements pursuant to her experience as a Senior Vice President and portfolio manager of a regulated financial services institution.

•	Experienced public company director, including on Audit, Compensation, and Nominating and Governance Committees.
•	Received the CERT Certificate of Cybersecurity Oversight from Carnegie Mellon University Software Engineering Institute.

Biographical Information

•	Senior Vice President and Portfolio Manager, Legg Mason Capital Management (now Franklin Templeton), 1998-2013; previously Equity Analyst, 1989-1998.	•	Director, Adams Funds, since 2020 (serving as Chair of the Audit Committee and member of the Compensation Committee, Nominating and Governance Committee, and the Executive Committee).
•

Former director, MGM Resorts International, 2014-2025 (served on the Audit Committee as an Audit Committee Financial Expert, the Human Capital and Compensation Committee, and the Corporate Social Responsibility and Sustainability Committee).

2026 PROXY STATEMENT	9

CORPORATE GOVERNANCE

MARIANNE BOYD JOHNSON

Chair of the Board Boyd Gaming Corporation Age: 67 Director since: 1995 (founding)	Committee Membership • Compensation Committee • Governance Committee

Qualifications
•	Over 30 years of experience in the highly regulated gaming industry, including over 20 years as an executive.
•	Considerable public company experience and bank board experience.

Biographical Information

•

Chair of the Board of Directors of Boyd Gaming Corporation since January 1, 2026, after previously serving as Executive Chairman of the Board (2023-2025), Co-Executive Chairman (2021-2023) and Vice Chairman of Boyd Gaming (2001-2021). Ms. Johnson also served as Executive Vice President of Boyd Gaming, 2008-2023.

		•	Board Member, Boyd Gaming Corporation, one of the largest casino entertainment companies in the United States, since 1990.
		•	Director, Nevada Community Bank until its sale to First Security Bank (Wells Fargo) in 1993.
•	Ms. Johnson has served Boyd Gaming since 1977 in a variety of capacities and with increasing responsibility.

10	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

ROBERT P. LATTA

Retired Senior Partner Wilson Sonsini Goodrich & Rosati, PC Age: 72 Director since: 2015	Committee Membership • Compensation Committee (Chair) • Governance Committee • Risk Committee	Education • B.A., Economics, Stanford University • J.D., Stanford University

Qualifications
•	Public company board and audit committee experience.
•	Broad background in corporate and transactional matters, including company formations, venture capital financings, public offerings, and mergers and acquisitions.
•	In depth exposure to technology companies.
•	Significant corporate finance and corporate governance experience.

Biographical Information

•

Retired Senior Partner, Wilson Sonsini Goodrich & Rosati, one of the nation’s leading technology and growth business law firms, 2020-2024, prior to which he served as a Senior Partner, and where he worked since 1979 and served as a member of various firm management committees.

• Director, Bridge Capital Holdings, from 2004 until it merged into Western Alliance Bank in 2015. • Director, Amaero International Limited, since 2024.

2026 PROXY STATEMENT	11

CORPORATE GOVERNANCE

ANTHONY T. MEOLA

Founder and Principal West Coast Advisory, LLC Age: 69 Director since: 2023	Committee Membership • Finance and Investment Committee • Risk Committee	Education • B.S., Accounting, Rutgers, The State University of New Jersey

Qualifications
•	Business leader and financial services executive with over 30 years of experience in business strategy transformation, operations, and organizational growth.
•	Has held prominent leadership roles across leading financial institutions, including Bank of America, Washington Mutual, PNC Bank, and Citibank.
•	Served on several advisory boards, including Freddie Mac and Fannie Mae, in addition to the Housing Policy Round table and Five Star Institute.

Biographical Information

•	Founder and Principal, West Coast Advisory, LLC, an advisory services and executive coaching firm, since 2019.	•	Executive Vice President, Home Lending, New Century Financial Corporation, 2006-2007.
•

Enterprise Shared Services Executive, Bank of America (BAC), responsible for global anti-money laundering operations across all Consumer Banking, Markets and Business Banking, 2015-2018; U.S. Consumer Operations Executive, responsible for collections, fraud, product delivery, customer service, and mortgage servicing, 2011-2015.

		•	Executive Vice President, Home Lending, 2003-2006; Executive Vice President, Service Delivery, 2002-2004; Executive Vice President, Loan Servicing, 2000-2002, Washington Mutual.
		•	Executive Vice President, Production, 1997-1999; Senior Vice President, National Operations & Technology, 1994-1997, PNC Bank.
•

Chief Executive Officer of Saxon Mortgage Services (prior to its sale), responsible for leading and directing the formulation of business strategy related to the U.S. residential mortgage business, 2008-2011; Chief Operating Officer – U.S. Residential Business, 2007-2008, Morgan Stanley.

		•	Senior Vice President, Mortgage Operations, 1991-1994; Chief Financial Officer, 1986-1990, Citicorp Mortgage Inc.

12	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Dr. Michael Papay

Advisory Board Chair and Chief Information Security Officer, Rohirrim Age: 61 Director since: 2025	Committee Membership • Audit Committee • Risk Committee	Education • B.S., Aerospace and Ocean Engineering, Virginia Polytechnic Institute and State University (Virginia Tech) • Ph.D., Aerospace and Ocean Engineering, Virginia Tech

Qualifications
•	Extensive experience in technology risk management and cybersecurity across both the financial services and defense sectors.
•

Held senior leadership roles at large, complex organizations, including serving as Executive Vice President, Technology Risk and Information Security at American Express and as Chief Information Security Officer at Northrop Grumman, where he was responsible for enterprise‑wide information security and risk programs.

•	Deep expertise in cybersecurity, technology risk, and governance provides valuable insight in an increasingly complex regulatory and risk environment.

Biographical Information

•	Advisory Board Chair and Chief Information Security Officer, Rohirrim (AI company), since 2024.	•	Vice President, Information Security & Cyber Initiatives / CISO, Northrop Grumman, 2011-2019; Earlier engineering leadership roles at Northrop Grumman, 2004-2011.

•	Executive Vice President, Technology Risk and Information Security, American Express, 2019–2024.

2026 PROXY STATEMENT	13

CORPORATE GOVERNANCE

BRYAN K. SEGEDI, C.P.A.

Former Deputy Global Vice Chair of Assurance Ernst & Young Age: 66 Director since: 2020	Committee Membership • Audit Committee • Compensation Committee	Education • B.A., Business Administration, Alma College • M.B.A., Management, Northwestern University

Qualifications
•	Over 30 years in public accounting at a big four firm, with senior positions held both domestically and globally.
•	Executive management experience of a global enterprise where he led the largest service line thereof consisting of over 77,000 professionals with $12 billion in revenue.
•	Private board experience, with expertise implementing strategic and growth initiatives.

Biographical Information

•

Former Deputy Global Vice Chair of Assurance, Ernst & Young, LLP, 2012-2015; Advisory Global Markets Leader, 2010-2012; Americas Vice Chair, 2006-2010; Vice Chair, North Central Region, 2000-2006; and various other leadership positions having initially joined the firm in 1982.

		•	Board experience: Exelon Corporation (Chair of the Audit Committee), since 2024; Conway MacKenzie (now part of Riveron), 2018-2023; Vice Chair of the Board of Trustees, Alma College 2015-2023.
		•	Executive in Residence, Arizona State University, 2015-2022.
•	Internal Auditor, First National Bank of Chicago, 1981-1982.

14	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

DONALD D. SNYDER

Retired Business Executive and Community Leader Age: 78 Director since: 1997 (founding)	Committee Membership • Compensation Committee • Governance Committee (Chair)	Education • B.S. Business Administration, University of Wyoming • Graduate School of Credit & Financial Management, Stanford University

Qualifications
•	Experience serving on boards of numerous industry and community organizations.
•	Understanding of the Company’s business strategy, history and organization.
•	Extensive leadership skills, banking and regulatory expertise and management experience.

Biographical Information

•	Director, Compensation Committee Chairman, Corporate Governance and Nominating Committee Member, Tutor Perini Corporation, a large United States Contractor, publicly traded on the NYSE, 2008-2019.	•	Director, NV Energy, 2005-2013.
		•	President, Boyd Gaming Corporation, 1997-2005, having joined the company’s board of directors in April 1996 and its management team in July 1996.
•

Governance Committee Chairman, and Compensation Committee Member, Switch, Inc., a publicly traded data center developer and operator, up until its acquisition in 2022. Mr. Snyder also acted as Lead Independent Director for Switch from 2017 to 2022.

		•	Co-Founder, Western Alliance Bancorporation, through the establishment of Bank of Nevada, the Company’s first bank subsidiary (f/k/a BankWest Nevada).
		•	President and CEO, Fremont Street Experience LLC, a private/public partnership formed to develop and operate a major redevelopment project in Downtown Las Vegas, 1992-1996.
•

Dean, William F. Harrah College of Hotel Administration at the University of Nevada Las Vegas 2010-2013; Executive Dean for Strategic Development, 2013-2014; President, 2014-2015; Presidential Advisor for Strategic Initiatives, 2015-2016; and Presidential Advisor in a voluntary capacity for University of Nevada Las Vegas until 2019.

•

Chairman of the board of directors and CEO, First Interstate Bank of Nevada, then Nevada’s largest full-service bank, 1987-1991. During his 22 years with First Interstate Bank from 1969 to 1991, Mr. Snyder served in various management positions in retail and corporate banking, as well as international and real estate banking.

•	Chairman, The Smith Center for the Performing Arts, 1999-2024.

2026 PROXY STATEMENT	15

CORPORATE GOVERNANCE

Clarke Starnes III

Retired Chief Risk Officer, Truist Financial Corporation Age: 66 Director since: 2025	Committee Membership • Finance and Investment Committee • Risk Committee	Education • B.S.B.A., University of North Carolina at Chapel Hill

Qualifications
•	More than four decades of experience in risk management, credit, and banking leadership within large financial institutions.
•

Held senior executive roles at BB&T Corp. and Truist Financial Corporation, including serving as Chief Risk Officer and Vice Chair, where he oversaw enterprise‑wide risk, credit, and governance functions.

•	Extensive background in bank risk management, regulatory oversight, and executive leadership provides valuable perspective in overseeing risk profile and strategic objectives.

Biographical Information

•	Retired Senior Risk Advisor, 2024-2025, and Vice Chair, 2022-2024, Truist Financial Corporation.	•	Former Board and Audit Committee member, ProSight Financial Association.
•	Chief Risk Officer, 2009-2024; prior leadership roles including Chief Credit Officer, Specialized Lending Management, and senior credit/risk role, 1984-2024, BB&T Corp.	•	Chair of the Board for the Wake Forest University School of Professional Studies Program Enterprise Risk Management Advisory Board.
		•	Director, East Carolina University; Member of the Board of Directors of the Leadership Institute at East Carolina University

16	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

KENNETH A. VECCHIONE

President & Chief Executive Officer Western Alliance Bancorporation Age: 71 Director since: 2007	Committee Membership • Finance and Investment Committee	Education • B.S., Accounting, State University of New York at Albany

Qualifications
•	Extensive public company, corporate strategy, and leadership experience, including prior CEO experience at a large international company.
•	Proven executive with strong leadership and knowledge of the Company, its strategy, operations and capabilities.
•	Impressively diverse banking and financial institution background, including as CFO.
•	Board experience at both public and private companies.
•	Expertise and deep understanding of strategic planning and the current trends and regulatory issues within the financial services industry, with an understanding of risk management priorities.

Biographical Information

•

Chief Executive Officer, Western Alliance Bancorporation, since April 2018; President, July 2017 until April 2018 and resuming the office in October 2019; President and Chief Operating Officer, 2010-2013.

		•	Director and Audit Committee Chairman, Affinion Group, 2006-2011.
		•	Chief Financial Officer, Apollo Global Management, LLC, 2007-2010.
•

President, Chief Executive Officer, and Director, Encore Capital Group, 2013-2017; and Chairman, Cabot Credit Management, Encore’s largest majority owned international subsidiary, during his time with Encore.

		•	Vice Chairman and Chief Financial Officer and multiple other positions, MBNA Corporation, 1998-2006, with three years in the above listed titles.
		•	Executive Vice President and Chief Financial Officer, AT&T Universal Card Services, 1997-1998.
•	Chairman of Western Alliance Bank, 2014-2015.
•	Board Member, Federal Home Loan Bank of San Francisco, 2012-2013.
		•	Chief Financial Officer, Citicorp Credit Services, 1990-1994.
•	Director and Audit Committee Chairman, International Securities Exchange, 2007-2016.
		•	Current Board Member of the Phoenix Downtown Alliance.

2026 PROXY STATEMENT	17

CORPORATE GOVERNANCE

Board Composition and Meetings

Director Independence

The Company’s common stock is traded on the NYSE, and the NYSE’s rules require that a majority of directors of the Company be “independent.” For a director to be “independent” under the NYSE’s rules, the Board must affirmatively determine that each director has no material relationship with the Company, including its subsidiaries, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company, and a director must satisfy all categorical standards relating to independence, as set forth in Section 303A of the NYSE Listed Company Manual.

In early 2026, the Board of Directors, in consultation with the Governance Committee, evaluated the nature and extent of each director’s (and their immediate family members and affiliates) business relationships and transactions with the Company and its subsidiaries, including those relationships and transactions described in each of the “Certain Transactions with Related Parties” section herein, located on page 73, and determined that all of the nominees were independent, except for Mr. Vecchione because he serves as an executive officer of the Company. The Board also determined that Mr. Gould and Ms. Kuras were independent under NYSE standards during the time each served as a director during 2025 and 2026. In reaching this determination, the Governance Committee relied on a detailed review of the Company’s internal records and the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships, and on discussions with such directors.

board chair

The Company’s governing documents provide the Board with discretion to determine the Company's Board leadership structure and allow for the roles of Chair of the Board and CEO to be held by the same individual or by different individuals. This framework is intended to afford the Board flexibility to evaluate and implement the leadership structure it determines to be most appropriate based on the Company’s circumstances at a given time, including business conditions, strategic priorities, governance considerations, leadership succession planning, and other factors the Board deems relevant.

The Board does not maintain a fixed policy regarding the separation or combination of the roles of Chair of the Board and CEO and may adjust the Board’s leadership structure from time to time as it considers appropriate. At present, the Board has separated the Chair and CEO roles; however, the Board regularly reviews this structure and retains the discretion to modify it in the future as circumstances warrant.

Under the Company’s governing document, the position of Chair of the Board is discretionary. When appointed, the Chair's responsibilities generally include presiding over meetings of the Board and stockholders and performing such other duties as may be assigned by the Board from time to time, which may include assisting with agenda setting, facilitating Board deliberations, and supporting the Board’s evaluation and governance processes. The independent directors periodically assess the Board’s leadership structure and consider whether leadership of the Board is best provided through an independent Chair, a Lead Independent Director, or another structure, taking into account the Company’s needs and the interests of stockholders.

The Board has determined that Mr. Beach is independent within the meaning of the director independence standards set forth by the NYSE. Prior to becoming Chair in 2022, Mr. Beach served as the Company’s Lead Independent Director since 2010 and has substantial management experience and financial expertise.

board Meetings

In 2025, the Board of Directors held ten special and regular meetings. Each current director attended at least 75% of the meetings of the Board of Directors and meetings of committees on which he or she served in 2025. The Company invites and encourages all of its directors to attend the Company’s annual meetings of stockholders, and in 2025, all then-serving directors attended the 2025 annual meeting of stockholders.

Executive sessions of non-management/independent directors (consisting of all directors other than Mr. Vecchione) are periodically scheduled and held during the Company’s quarterly Board of Directors meetings. In 2025, the Board held six executive sessions. Mr. Beach presided over these executive sessions of the non-management/independent directors.

18	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Role in Risk Oversight

Risk is inherent in the Company's activities as a financial institution. Under the Company’s governance structure and applicable law, the Board of Directors is ultimately responsible for overseeing the Company’s risk management processes and sets the tone for a strong risk-aware culture. The Company has adopted a defined Risk Appetite Statement ("RAS"), an Enterprise Risk Management ("ERM") framework (the "ERM Framework"), and follows a three lines of defense risk management model. The ERM Framework serves as the foundation for consistent and effective risk management; sets the roles, responsibilities, and accountability for the management of risk; and describes how our Board oversees the establishment of our RAS, which indicates the amount of capital, liquidity, earnings and credit quality the Board and management believe appropriate to put at risk to achieve our strategic objectives and business plans, consistent with applicable regulatory requirements.

The Board has distributed certain oversight responsibilities to its committees in keeping with its obligation to oversee and monitor the three lines of defense. The Company has established management risk oversight committees, which have been delegated authorities and responsibilities as described in detail in their respective charters and in the ERM Framework.

The Board provides objective, independent oversight of the most relevant and material risks and:

•	Receives regular updates from all five of the Board's current committees (and, after the Annual Meeting, all six committees);
•	Receives regular risk reporting from management through the established management risk oversight committees;
•	Regularly discusses risks that are considered prevailing or emerging, including those identified by management;
•	Annually reviews and oversees the development of the Company's Risk Appetite Statement, and the strategic plan; and
•	Oversees the Company's financial performance against the strategic plan.

The Board of Directors
Finance and Investment Committee
Audit Committee
Compensation Committee
Governance Committee
Technology & Cybersecurity Committee (Constituting on June 10, 2026)
Risk Committee
Management Risk Oversight Committees
Asset Liability Committee ("ALCO")
Enterprise Risk Management Committee ("ERMC")
Anti-Money Laundering Oversight Committee ("AMLOC")
Credit Risk Oversight Committee ("CROC")
Financial Risk and Control Committee ("FRCC")
Model Risk Management Committee ("MRMC")
Operational Risk Management Committee ("ORMC")
Regulatory Compliance Risk Committee ("RCRC")
Regulatory Remediation Committee ("RRC")
Technology and Third-Party Risk Management Committee ("ITTPRMC")
Trust Company Risk and Compliance Oversight Committee ("TROC")

2026 PROXY STATEMENT	19

CORPORATE GOVERNANCE

Management Accountability for Effective Risk Management

Chief Executive Officer: Our CEO bears ultimate responsibility to the Board for effectively managing the Company’s risk, including promoting a strong risk-aware culture and implementing the Company’s strategic plan, as approved by the Board, in a manner that supports the Company’s safety and soundness and aligns with the Company’s RAS and ERM Framework.

Chief Risk Officer: In addition, the Company’s Chief Risk Officer ("CRO") is responsible for keeping the Board and the Risk Committee aware of the Company’s risk profile and risk management practices across all enterprise risks. The CRO reports jointly to the CEO and the Risk Committee and has unrestricted access to the Board and its committees to address risks and issues identified through the ERM Framework.

The Company has established management risk oversight committees, which have been delegated authorities and responsibilities as described in detail in their respective charters and in the ERM Framework.

ERMC

Enterprise Risk Management Committee is primarily responsible for maintaining and monitoring the Company’s Risk Appetite and, through the CRO, reports regularly to the Risk Committee of the Board regarding the Company’s risk environment. ERMC assists the Risk Committee in the oversight of the Company’s overall ERM Framework and RAS and supports management committees in monitoring and assessing specific risk categories.

ALCO

Asset Liability Management Committee is responsible for overseeing the Company’s financial risk management process, including Liquidity Risk and Market/Interest Rate Risk. ALCO has five subcommittees: Investment; Pricing; Capital Planning; Balance Sheet Management; and Liquidity and Funding.

AMLOC	Anti-Money Laundering Oversight Committee is responsible for overseeing the Company’s Bank Secrecy Act, Anti-Money Laundering and Office of Foreign Assets Control program and related matters.

CROC	Credit Risk Oversight Committee is responsible for overseeing the Company’s credit risk management and credit risk stress-testing activities.

FRCC	Financial Risk and Control Committee is responsible for overseeing the financial risk management process.

ITTPRMC	Technology and Third-Party Risk Management Committee is responsible for reviewing, assessing and overseeing the Company's Technology and Third-Party Risk Framework.

MRMC	Model Risk Management Committee is responsible for reviewing, assessing and overseeing the Company’s Model Risk Management Framework, as well as reporting on model risk to ERMC.

ORMC	Operational Risk Management Committee is responsible for reviewing, assessing and overseeing the Company’s Operational Risk Management Framework and Regulatory Compliance Risk.

RCRC	Regulatory Compliance Risk Committee is responsible for reviewing, assessing and overseeing the Company’s non-BSA regulatory compliance risks.

RRC

Regulatory Remediation Committee is responsible for providing oversight of the development and maintenance of appropriate regulatory communications; reviewing remediation plans for completeness and appropriateness; and providing oversight, authority and status of any remediation to ensure effective, timely, and sustainable issue closure.

TROC

Trust Company Risk and Compliance Oversight Committee is responsible for overseeing the Western Alliance Trust Company’s risk management framework, risk appetite and identification, measurement, monitoring and control of key risks, including credit/concentration, market/interest, liquidity, reputational, strategic, operational, regulatory compliance and legal risks.

20	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Every employee of the Company is responsible for the Company's effective risk management:

FIRST LINE OF DEFENSE (1LOD)
SECOND LINE OF DEFENSE (2LOD)
THIRD LINE OF DEFENSE: INTERNAL AUDIT SERVICE (IAS)

Who are the key players?

1LOD consists of all Company employees, the Business Units and Departments that engage in revenue generating activities, provide operational support or services to another unit/department, deliver services to Company customers, or provide technology services to a unit or department.

What are they responsible for?

1LOD is responsible for self-identifying, measuring, and effectively managing the risks associated with their activities and is also responsible for ensuring that related controls are operating effectively (i.e., addressing control deficiencies).

What is the reporting and oversight?

1LOD is primarily evaluated by the full Board through the Company’s executive officers' reports to the Board regarding the risks within their areas of responsibility. The Board holds senior management accountable for assessing and managing material risks associated with the Company’s activities.

Who are the key players?

2LOD consists of independent Risk Management and Compliance functions overseeing, measuring, and reporting the Company’s material risks.

What are they responsible for?

These responsibilities include identifying, measuring and monitoring current and emerging risks; developing and maintaining enterprise-wide standards for risk identification and measurement practices; providing credible challenge to the 1LOD’s risk identification, measurement, and management; and providing effective reporting to senior management and the Board on all material current and emerging risks facing the Company.

What is the reporting and oversight?

The 2LOD is led by the CRO and includes Credit Risk Review and Financial Risk Management. The CRO reports jointly to the CEO and the Risk Committee.

Who are the key players?

IAS performs testing of the effectiveness of the Company’s system of current internal controls as well as significant infrastructure enhancements and notifies groups of potential audit issues. IAS challenges management to create and maintain appropriate updated policies along with procedures and effective controls in accordance with regulatory requirements, industry standards and overall risk tolerance of the Company.

What are they responsible for?

IAS analyzes the effectiveness of all critical risk management functions for compliance with Company policies and the Company’s overall risk management function. In addition, IAS provides insight on adoption of, monitoring and compliance with risk tolerance limits as well as reporting on new evolving risks.

What is the reporting and oversight?

IAS reports audit issues, including thematic issues, to senior management and the Audit Committee with approved remediation plans.

Board oversight of cybersecurity and information security risk:

The Board and the Risk Committee actively oversee the Company's cybersecurity, information security, data privacy and technology-related programs and regularly receive presentations and reports from the Company's Chief Information Security Officer and Chief Information Officer on internal and external cybersecurity, information security, and data governance developments, threats and risks. In 2024, the Risk Committee formed an ad hoc cyber risk subcommittee to provide additional oversight of the Company's cybersecurity and information security priorities. As the complexities of technology, artificial intelligence ("AI"), data governance and cybersecurity increase, and as technology and AI are strategic considerations, not just operational risks, the Board, in February 2026, approved a charter for a standing Technology & Cybersecurity Committee (the "TCC"), of the Board. The Board will appoint members to the TCC immediately after the Annual Meeting. The Board anticipates that the TCC will elevate oversight of technology, cybersecurity, information security and data governance, improve alignment with regulatory expectations, streamline governance structures and position the Board to effectively steward the Company through rapidly developing digital and cyber environments.

2026 PROXY STATEMENT	21

CORPORATE GOVERNANCE

In addition, the Board and the Risk Committee oversee management's implementation of the ERM Framework. Under the ERM Framework, the Company’s Information Security department, its Compliance department, and all employees are the First Line of Defense (1LOD) with respect to cybersecurity and information security risks, and each employee receives periodic training and education on cyber-security related topics. Additional information about our risk management policies and practices, including our Board’s oversight of cybersecurity and information, data, privacy and security risk, is available in our 2025 Form 10-K.

Non-Employee Director Stock Ownership Guidelines

The Board of Directors adopted Stock Ownership Guidelines because it believes that it is important to the Company’s future success that executive officers and directors own and hold a minimum number of shares of common stock of the Company in order to further align their interests and actions with the interests of the Company’s stockholders. The Stock Ownership Guidelines require non-employee directors to own a minimum number of shares of the Company’s common stock, with a value at least equal to five times such director’s annual cash compensation as reported in the Company’s most recent proxy statement, based on a rolling six-month average of the Company’s share price. In February 2026, the minimum dollar value was amended to be at least equal to $500,000, based on a rolling six-month average of the Company's share price. The Stock Ownership Guidelines provide for a transition period of five years during which new directors must achieve full compliance with these requirements. The Stock Ownership Guidelines are administered and enforced by the Governance Committee, and compliance is monitored and reported to the Governance Committee by the Company’s Chief Legal Officer. In 2025, each director was in full compliance with these requirements. Stock Ownership Guidelines for the Company’s executive officers can be found on page 54.

The Company understands that hedging and significant amounts of pledging of Company stock by directors and executive officers may skew the alignment of the interests between Company insiders and Company stockholders. Therefore, the Stock Ownership Guidelines specifically prohibit any hedging or pledging of Company stock held by directors and executive officers. Notwithstanding the foregoing, certain limited exceptions for pledging exist, including (a) shares of Company common stock held in a margin account or pledged as collateral for a loan prior to July 30, 2019, or (b) where the executive or director demonstrates the financial capacity to repay the loans without resorting to the pledged stock, such exception to be granted at the sole discretion of the Governance Committee. Any pledged shares are excluded from required ownership levels and are subject to both individual and collective maximums on Company shares that may be placed in a margin account or otherwise pledged.

Communication with the Board of Directors and its Committees

Any stockholder or other interested person may communicate with the Board of Directors, a specified director (including the Chair), the independent directors as a group, or a committee of the Board of Directors by directing correspondence to their attention, in care of the Corporate Secretary, Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004. Anyone who wishes to communicate with a specific director, the independent directors as a group or a specific committee should send instructions asking that the material be forwarded to the appropriate director, group of directors or committee chairman. The Corporate Secretary may sort or summarize any communications as appropriate. Communications that are personal in nature, contain commercial solicitations or complaints, or are otherwise incoherent or obscene, will not be communicated to our Board of Directors or any committee thereof.

22	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Committees of the Board of Directors

The Company’s Board of Directors currently has five standing committees. Charters describing each committee (Audit, Compensation, Governance, Finance and Investment, and Risk) can be found in the Governance: Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorporation.com.

The Board appoints the members and chair for each committee based on the recommendation of the Governance Committee. The Company may appoint additional, or modify existing, committees of the Board of Directors, including creating ad hoc committees to address items requiring special attention, such as regulatory matters or potential merger or acquisition opportunities, and for purposes of complying with all applicable corporate governance rules of the NYSE. In February 2026, the Board approved a charter for a standing Technology & Cybersecurity Committee of the Board. The Board anticipates the TCC will elevate oversight of technology, cybersecurity, information security and data governance, improve alignment with regulatory expectations and streamline governance structures. The Board expects to appoint the members to the TCC immediately after the Annual Meeting. Below is information with respect to each of the five current standing committees and the TCC:

Audit Committee	Meetings during 2025: 11

ALL INDEPENDENT All Financially Literate

Mr. Figuereo, Financial Expert, Chair	Mr. Beach, Financial Expert	Mr. Halmy Financial Expert	Ms. Jammet Financial Expert	Dr. Papay	Mr. Segedi Financial Expert

Primary Responsibilities	• • • • • • •

Review and approve the appointment, replacement, or dismissal of the chief audit executive ("CAE");

Be directly responsible for (in consultation with the CEO) the annual performance evaluation, total compensation, oversight, removal, and succession plan of the CAE;

Support the stature and independence of internal audit by meeting directly with the CAE regarding the internal audit function, organizational concerns, and industry concerns;

Review and approve the annual internal audit plan including budget, resource plan, activities, organizational structure, technology resources and overall risk assessment methodology relative to the Company's asset size and complexity, strategies and objectives, risk profile, and pace of technological and other changes; and all major changes to the plan;

Review the status of actions recommended by internal audit and the independent auditor to remediate and resolve any significant control deficiencies or material weaknesses identified;

Oversee the Company’s compliance with the rules and regulations related to the preparation and presentation of financial statements; and

Provide regular reports to the Board of Directors of the Company and its bank subsidiary.

• • • • •

Serve as an independent and objective body and to otherwise assist the Board of Directors in its oversight of (a) the qualifications, independence and performance of the registered public accounting firm employed by the Company (the "independent auditor"), (b) the performance of the Company’s internal audit function, (c) the integrity of the Company’s financial statements, its related accounting and financial reporting processes and internal controls over financial reporting, and (d) the Company’s compliance with regulatory, legal and ethical requirements;

Be directly responsible for the annual appointment, compensation and oversight of the independent registered public accounting firm or other firm engaged for the purpose of preparing or issuing an audit report or related work;

Pre-approve all services to be performed by the independent auditor, and pre-approve all audit engagement fees and terms, audit-related, tax or other services (to the extent permitted under applicable law);

Review and approve the audit committee report required by the proxy rules of the SEC to be included in the Company’s annual proxy statement;

Support an open avenue of communication among the independent auditor, management, internal audit, and the Board;

Ms. Kuras served on the Audit Committee during 2025 and will continue to serve on the Audit Committee until the 2026 Annual Meeting. Ms. Kuras is independent and financially literate.

2026 PROXY STATEMENT	23

CORPORATE GOVERNANCE

Compensation Committee	Meetings during 2025: 9

ALL INDEPENDENT

Mr. Latta, Chair	Mr. Beach	Ms. Jammet	Ms. Johnson	Mr. Segedi	Mr. Snyder

Primary Responsibilities	•	Review and discuss with management the Compensation
• • • • • • •

Annually review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and make recommendations to the independent directors of the Board regarding the CEO’s compensation levels based on this evaluation;

Retain and terminate, at the Compensation Committee’s sole discretion, any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation, and the sole authority to approve fees and other retention terms of such consultant;

At least annually, review and approve compensation of executive officers, including base salary, cash-based incentive awards, equity awards, and perquisites and other personal benefits, which may include consideration of the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”);

Periodically review and approve the executive officers’ employment, severance, and other supplemental compensation arrangements;

Oversight of the Company’s executive incentive compensation plans and equity-based plans in accordance with the terms of such plans;

Assess the desirability of, and review and recommend to the Board for approval, new executive incentive compensation plans and all equity-based incentive plans, significant amendments to those plans, and any increase in shares reserved for issuance under existing equity based plans;

Annually review and make recommendations to the independent directors of the Board with respect to the compensation of directors;

• • • • •

Discussion and Analysis (the “CD&A”) required by the rules and regulations of the SEC to be included in the Company’s proxy statement and annual report on Form 10-K and, based on such review discussion, determine whether or not to recommend to the Board that the CD&A be so included;

Evaluate and discuss with the appropriate officers of the Company its employee compensation programs as they relate to risk management and risk-taking incentives in order to determine whether any risk arising from such compensation programs is reasonably likely to have a material adverse effect on the Company;

Adopt, review and oversee "clawback" or other policies with respect to the recoupment of compensation in compliance with applicable legal requirements and exchange listing standards;

Review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes under the Dodd-Frank Act, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement;

Periodically review and make recommendations regarding the Company’s strategies, activities, policies and communications regarding employee workforce and human capital management; and

Provide regular reports to the Board of Directors of the Company and its bank subsidiary.

•

Annually prepare and issue a report on executive compensation for inclusion in the Company’s annual meeting proxy statement, and review and approve all other sections of the proxy statement relating to director and executive compensation, in accordance with applicable rules and regulations;

The Compensation Committee has the authority to delegate its authority to subcommittees and individual members of the Compensation Committee as the Compensation Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Compensation Committee at its next regularly scheduled meeting. The “Compensation Committee Report” appears on page 56.

24	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Governance Committee	Meetings during 2025: 7

ALL INDEPENDENT

Mr. Snyder, Chair	Mr. Beach	Mr. Figuereo	Mr. Halmy	Ms. Johnson	Mr. Latta

Primary Responsibilities	• • • • • •

Review and recommend changes to, and administer and enforce, the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Insider Trading Policy, Stock Ownership Guidelines, and Director Training and Education Program;

Review and approve those sections of the Company’s proxy statement relating to corporate governance matters and Board committee functions and responsibilities;

Review and approve the Company’s policy making framework, as necessary and appropriate;

Make recommendations to the Board of Directors about succession planning for the executive officers of the Company;

Oversee the annual evaluation process for the Board of Directors; and

Oversee any material Company commitments to environmental or social responsibility issues.

• • • •

Identify individuals qualified to become members of the Company’s Board of Directors and recommend director candidates for election or re-election to the Board;

Maintain a Director Skills & Traits Matrix, the function and use of which will be to assist the Governance Committee in analyzing the Board’s current skillset, and to assist the Governance Committee in the director selection and nomination process;

Review and assess the effectiveness of the Company’s corporate governance structure and processes and, as it deems appropriate, recommend changes to the full Board and management; and periodically review the appropriate size, composition, skills, and diversity of the Board and, as appropriate, recommend changes;

Review stockholder proposals relating to matters other than those related to the compensation of executives or the Board or the auditor, and recommend a Company response to the Board;

•

Review the Board’s committee structure and recommend to the Board for its approval directors to serve as members and chairpersons of each committee; and review and recommend committee composition annually and recommend additional committee members to fill vacancies as needed;

The Governance Committee may delegate its authority to subcommittees and individual members of the Governance Committee as it deems appropriate; provided that any delegate shall report any actions taken to the full Governance Committee at its next regularly scheduled meeting. See “Director Selection Process” on page 1 for further information on the process by which directors are nominated for election to the Company’s Board of Directors.

Mr. Gould served on the Governance Committee during 2025 and will continue to serve on the Governance Committee until the 2026 Annual Meeting. Mr. Gould is independent.

2026 PROXY STATEMENT	25

CORPORATE GOVERNANCE

Finance and Investment Committee	Meetings during 2025: 7

Mr. Halmy, Chair	Mr. Beach	Mr. Figuereo	Ms. Guggenheim	Mr. Meola	Mr. Starnes	Mr. Vecchione
All independent except for Mr. Vecchione

Primary Responsibilities

• • • • • • •

Monitor the Company’s investment portfolio, trading account activities, and off-balance sheet activities, including investment, hedging and loan purchase and sale activity, valuation trends and methodology, and compliance with approved policies and risk limitations;

Monitor the interest rate risk positions taken considering the trends, effectiveness, size, and sensitivities to stress of these positions relative to approved policies and risk limitations;

Oversee the establishment and approval of liquidity management strategies, policies, and procedures and review them at least annually;

Enforce management’s duties to identify, measure, monitor, and control liquidity risk;

Review and discuss the Company’s current and projected capital ratios and allocation considering overall financial condition, growth, strategy changes, and relevant economic conditions;

Review and approve the capital planning process including approval of capital policies, activities, and strategies;

Review and discuss trends and changes related to deposit taking and borrowings;

• • • • • •

Monitor the overall activities conducted in any non-banking affiliates of the Company;

Review and discuss the risk management, accounting, profitability, legal, audit and compliance, systems and operations, and reputational risk implications of any new investment, business initiatives, tax planning strategies, debt, equity capital, and/or derivative or hedging strategies prior to the introduction of the product;

Review any relevant reports rendered by the Company’s internal audit and compliance departments, and external auditors, and work with the Audit Committee, as appropriate, to ensure that any necessary corrective actions are taken and achieved;

Review any relevant reports received from bank regulators regarding the activities of the Finance and Investment Committee;

Oversee the issuance of debt and equity offerings and stock repurchase plans; and

Review any material required as part of bank run capital stress testing, including models, financial schedules and supporting artifacts and approve final stress testing results and any management recommended actions.

26	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Risk Committee	Meetings during 2025: 7

Mr. Gould, Chair(1)	Mr. Beach	Ms. Guggenheim	Ms. Jammet	Mr. Latta	Mr. Meola	Dr. Papay	Mr. Starnes
ALL INDEPENDENT

Primary Responsibilities	• • • • • • •

Review and approve any other matters related to risk management or compliance as required by the Company’s regulators;

Monitor management’s implementation of the Company’s Compliance Management System Framework;

Review the amount, profile, trends, indicators, concentration, segmentation, and quality of the Company's credit-related risks; significant exposures are monitored through reports presented to the Risk Committee and include reporting of significant exceptions to risk policies and trends in portfolio quality (credit and position risk) and market risk;

Monitor management’s implementation of the Company’s Financial Crimes Compliance program, including reviewing related policies, risk assessment results and monitoring efforts (e.g., Bank Secrecy Act/Anti-Money Laundering/Office of Foreign Assets Control metrics);

Provide oversight of the Company's technology risk management programs;

Review and approve annually the level and adequacy of the Company’s insurance program, policies and coverage limits, including an assessment of insurance carriers and brokers; and

Review and approve significant risk management policies recommended by the Company’s management.

• • • • • • • •

Receive presentations and other information to understand the significant risks to which the Company is exposed;

At least once a year, review the ERM Framework, and, as appropriate, consider updates based on identified significant risks to which the Company is exposed;

Monitor, on a regular basis, the Company’s risk management performance and obtain, on a regular basis, reasonable assurance that the Company’s risk management policies for significant risks are being adhered to;

Be consulted in the hiring and dismissal of the CRO, and approve compensation of the CRO;

Review the periodic summary reports of the enterprise-wide Risk & Control Self- Assessment (RCSA) Program;

Consider and provide advice to the Board of Directors, when appropriate, on the risk impact of any strategic decision that the Board of Directors may be contemplating, including considering whether any strategic decision is within the risk tolerance established for the Company and its individual business units;

Recommend a risk appetite statement for the Company to the full Board for approval, and monitor compliance with the risk appetite statement, including development of risk tolerances, targets and limits as appropriate;

Review and discuss with management significant federal and state regulatory reports and reported risk management deficiencies of the Company and related risk management and remediation plans;

Mr. Gould and Ms. Kuras served on the Risk Committee during 2025 and will continue until the 2026 Annual Meeting. Each is independent. (1) Mr. Gould is and will be the Chair of Risk Committee until the 2026 Annual Meeting.

2026 PROXY STATEMENT	27

CORPORATE GOVERNANCE

Technology and Cybersecurity Committee

Members will be appointed immediately after the Annual Meeting

Primary Responsibilities	• • • • • •

Review Gramm-Leach-Bliley Act (GLBA) Risk Assessment at least annually;

Oversee business continuity, disaster recovery, and incident response capabilities;

Review the technology, data governance and cybersecurity aspects of significant projects, new products and services, business developments, and acquisition opportunities;

Assist the Board in identifying and understanding new and emerging technology issues, trends, opportunities, and threats that may impact the Company’s overall business strategy;

Receive periodic risk reports, including first-, second-, and third line assessments and coordinate with the Risk Committee to ensure consistent risk oversight, especially where responsibilities intersect; and

Oversee compliance with applicable regulatory expectations related to cyber and technology governance.

• • • • • • •

Review the technology strategy, architecture, transformation initiatives, and alignment with business objectives;

Receive updates on information technology operations and performance, system resilience, and infrastructure;

Review technology risk, information security risk, and third-party assessment results and risk culture alignment;

Review and oversee the data governance framework and strategy, and its alignment with business strategy;

Monitor material range of data risks (such as security, privacy and regulatory), associated with the use of data, and have visibility into KPIs and other metrics that demonstrate management of data risk;

Review the Company’s cybersecurity program, including strategy, governance, resourcing, and effectiveness and monitor significant cyber risks, threat intelligence, incidents, response activities, remediation plans, and maturity assessments;

Review management’s periodic cybersecurity assessments, including maturity models, gap analyses, and risk tolerance alignment;

28	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

2025 Compensation of Directors

We have designed our non-employee director compensation program to achieve the following objectives:
(a) align directors’ interests with the long-term interests of our stockholders; (b) attract and retain outstanding director candidates with diverse backgrounds and experiences; and (c) recognize the substantial time commitment required to serve as a director for the Company.

The Compensation Committee reviews the Company’s director compensation program on an annual basis and provides recommendations to the full Board as appropriate. When making its recommendations, the Compensation Committee considered director compensation levels at the same group of companies used to benchmark our named executive officers’ compensation for 2025. See “Benchmarking of Compensation” on page 44 for more information, including for more information on our independent compensation advisor.

In December 2024, as part of its annual review of director compensation, the Compensation Committee recommended that the 2025 non-employee director compensation remain at 2024 levels, except that it was determined to increase the committee chair retainers by $10,000 to $20,000 to account for increased responsibilities aligned with the Company's growth. The Board of Directors approved the Compensation Committee’s recommendations and granted 2,594 shares of restricted stock to each director on February 6, 2025, with the shares scheduled to vest on February 6, 2026.

The following is a summary of the non-employee director compensation approved by the Board in February 2025:

•	An annual board service retainer of $50,000 for all non-employee directors;
•	Committee service retainers of $20,000 for the Audit Committee; and $10,000 for each of the Compensation; Finance & Investment; Governance; and Risk Committees;
•	Retainers of $20,000 for each chair of the Audit; Compensation; Finance & Investment; Governance; and Risk Committees;
•	Equity compensation of 2,594 shares in restricted stock ($235,042 grant date fair value); and
•	Additional compensation for the Chair of the Board consisting of an $80,000 cash retainer and $80,000 restricted stock grant.

2026 PROXY STATEMENT	29

CORPORATE GOVERNANCE

The table below provides information concerning the compensation of each of the Company’s non-employee directors for 2025. The Company does not pay employees of the Company additional compensation for their service as directors. Accordingly, this table does not include Mr. Vecchione. Non-employee directors receive annual retainers, committee service retainers, equity grants in the form of restricted Company stock, generally vesting on the one-year anniversary of the grant date, and amounts for special assignments as determined to be appropriate, in each case, as described above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

BRUCE D. BEACH	190,000	315,051	5,424	510,475

JUAN R. FIGUEREO	115,000	235,042	4,047	354,089

HOWARD N. GOULD	90,000	235,042	4,047	329,089

GRETA GUGGENHEIM	70,000	235,042	5,288	310,330

CHRISTOPHER A. HALMY	105,000	235,042	5,288	345,330

MARY CHRIS JAMMET	85,000	235,042	5,288	325,330

MARIANNE BOYD JOHNSON	70,000	235,042	4,047	309,089

MARY TUUK KURAS	80,000	235,042	4,047	319,089

ROBERT P. LATTA	100,000	235,042	4,047	339,089

ANTHONY T. MEOLA	70,000	235,042	4,047	309,089

MICHAEL PAPAY (3)	20,000	—	—	20,000

BRYAN K. SEGEDI	80,000	235,042	4,047	319,089

DONALD D. SNYDER	90,000	235,042	4,047	329,089

CLARKE STARNES III (3)	17,500	—	—	17,500

(1)

In accordance with SEC regulations, stock awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For restricted stock, the fair value per share is equal to the closing price of the Company’s stock on the date of grant ($90.61).

Complete beneficial ownership information of Company stock for each of our current directors is provided in this proxy statement on page 74 under the heading, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”

(2)

Represents dividends on unvested directors’ grants; and excludes perquisites or other personal benefits with an aggregate incremental cost to the Company of less than $10,000 for each non-employee director, as applicable.

(3)	Dr. Papay and Mr. Starnes were each appointed to the Board on December 10, 2025.

30	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Audit Committee Report

The Board of Directors of Western Alliance Bancorporation approved the charter of the Company’s Audit Committee on April 27, 2005, and the charter was most recently amended on February 5, 2026. The charter states that the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the qualifications, independence and performance of the registered public accounting firm employed by the Company (the "independent auditor"), (ii) the performance of the Company’s internal audit function, (iii) the integrity of the Company’s financial statements, its related accounting and financial reporting processes and internal controls over financial reporting, and (iv) the Company’s compliance with regulatory, legal and ethical requirements. The Audit Committee periodically reports on these and other pertinent matters that come before it to the full Board of Directors.

The following seven directors comprise the Audit Committee: Messrs. Figuereo (Chair), Beach, Halmy, Papay and Segedi and Mmes. Jammet and Kuras. The Board has determined that each member of the Audit Committee satisfies the requirements of the applicable laws and regulations relative to the independence of directors and Audit Committee members, including, without limitation, the requirements of the SEC and the listing standards of the NYSE. The Board of Directors has further determined, in its business judgment, that each member of the Audit Committee is “financially literate” under NYSE listing standards and that Ms. Jammet and Messrs. Beach, Figuereo, Halmy and Segedi qualify as “audit committee financial experts” as defined by the SEC. During 2025, the Audit Committee met eleven times.

While the Audit Committee has the duties and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles in the United States of America (“GAAP”). Furthermore, it is not the duty of the Audit Committee to ensure compliance with applicable laws, rules, and regulations.

Management is responsible for the Company’s financial reporting process, which includes the preparation of the Company’s financial statements in conformity with GAAP, and the design and operating effectiveness of a system of internal controls and procedures to provide compliance with accounting standards and applicable laws, rules, and regulations. Management is also responsible for bringing appropriate matters to the attention of the Audit Committee and for keeping the Audit Committee informed of matters that management believes require attention, guidance, resolution, or other actions. RSM US LLP, serving as independent auditors, is responsible for performing an audit of, and expressing an opinion on, the Company’s consolidated financial statements and on the effectiveness of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee provides oversight of the responsibilities of management and the independent auditors.

During the year, the Audit Committee discussed with RSM US LLP and the Company’s internal auditors, with and without management present, the overall scope and plans for their respective audits, the results of their audits, including their conclusions on the effectiveness of the Company’s internal controls and of the overall quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited consolidated financial statements and internal controls over financial reporting of the Company for the year ended December 31, 2025, with RSM US LLP and management. In addition, the Audit Committee discussed with RSM US LLP those matters required to be discussed under generally accepted auditing standards, including Auditing Standards No. 1301 (Communication with Audit Committees) as currently in effect and the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

RSM US LLP has provided to the Audit Committee the written disclosures and the letter required by the PCAOB’s Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and the Audit Committee discussed with RSM US LLP any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence. In addition, the Audit Committee reviewed and approved the fees paid to RSM US LLP for audit and non-audit related services.

2026 PROXY STATEMENT	31

CORPORATE GOVERNANCE

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Submitted by the Audit Committee

Juan R. Figuereo (Chair)

Bruce D. Beach

Christopher A. Halmy

Mary Chris Jammet

Mary Tuuk Kuras

Michael Papay

Bryan K. Segedi

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference with any previous or future filings by the Company under the Securities Act of 1933 or the Exchange Act except to the extent that the Company specifically incorporates this report therein by reference.

32	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Compensation Committee Matters

The Compensation Committee’s Processes and Procedures

The Compensation Committee’s charter is reviewed no less than annually to ensure that the Compensation Committee is fulfilling its duties in aligning the Company’s executive compensation program with the creation of stockholder value. The Board of Directors adopted the Compensation Committee’s charter on April 27, 2005, and most recently approved the charter on February 5, 2026.

The Compensation Committee’s charter provides the Compensation Committee with the sole authority and discretion to engage and terminate outside advisors to study and make recommendations regarding director or executive compensation matters and has the sole authority to approve their fees and other retention terms. In 2025, the Compensation Committee engaged Willis Towers Watson as the Compensation Committee's independent compensation advisor through April 29, 2025. During the year the Compensation Committee conducted a formal request for proposal process. Following the review, the Compensation Committee selected Meridian Compensation Partners as its new independent compensation consultant, effective April 30, 2025 (each of Willis Towers Watson and Meridian Compensation Partners individually during the applicable consultancy period, the “Consultant”). The Consultant served during 2025 as the Compensation Committee’s independent consultant with respect to the compensation of our non-employee directors. The Compensation Committee expects the independent compensation consultant transition to support continued alignment of its compensation programs with the Company's strategy, talent priorities and compensation philosophy. The Compensation Committee retained the Consultant as its outside independent compensation consultant to advise it on director and executive compensation matters. In this capacity, the Consultant reported directly to the Compensation Committee and provided independent advice, market data, and analytical support with respect to the Company’s executive and director compensation programs.

The Compensation Committee works directly with the Consultant to determine the scope of the work needed to assist the Compensation Committee in its decision-making processes. The Consultant attended Compensation Committee meetings to present and discuss market data and program design alternatives, and to provide advice and counsel regarding decisions facing the Compensation Committee. The Compensation Committee also meets regularly with the Consultant on an informal basis and without executive management. The Consultant provided no services to the Company other than services that were requested by the Compensation Committee; and the independence assessment that the Compensation Committee conducted confirmed that no conflicts of interest existed with respect to the Consultant’s work.

In 2025, the Compensation Committee directed the Consultant to provide an update to our peer group and CEO benchmarking and market analysis to inform the Compensation Committee’s compensation decisions and recommendations. The Consultant provided an analysis of the Company’s compensation program in comparison to proxy data from the Company’s Peer Group (as defined on page 44) and financial services industry published survey data. The Compensation Committee’s decisions with respect to the peer group analysis are discussed on page 44. There were no actions taken directly pursuant to the CEO benchmarking and market analysis, but the Compensation Committee used the overall information provided by the Consultant to help inform their related decisions. The Consultant was also engaged to help the Company with the Realizable Pay vs. Target Pay analysis, beginning on page 52, and the Pay versus Performance disclosure, shown on pages 65-68.

The Compensation Committee Chair works with management to set the individual meeting agenda for the Compensation Committee following an overall annual calendar of regular activities. The CEO, CFO, Chief Human Resources Officer (“CHRO”) and the Chief Legal Officer are the primary representatives of management who interact with the Compensation Committee and serve as liaisons between the Compensation Committee and Company management. These officers regularly attend Compensation Committee meetings, and provide input and recommendations on compensation matters, as discussed more fully in the “Compensation Discussion and Analysis” below. The CHRO works with the CEO, CFO, and other senior executives to develop and recommend compensation strategies and practices to the Compensation Committee for its review and approval, including the performance goals and weighting factors used in the Company’s performance-based plans and base salary adjustments for specific officers. The CHRO also works directly with the Consultant on a variety of Compensation Committee matters and provides administrative support and assistance to the Compensation Committee.

2026 PROXY STATEMENT	33

Proposal No. 1. Election of Directors

The Company’s Bylaws provide that the Board of Directors will consist of not less than eight or more than 17 directors. The Board of Directors may, from time to time, fix the number of directors within these limits. Effective as of the date of the Annual Meeting, the Company’s Board of Directors will be fixed at 13 directors.

The 13 individuals listed below are currently directors of the Company and are the nominees to be elected as directors at the Annual Meeting to serve for one-year terms. Proxies may not be voted for a greater number of persons than the number of nominees named.

Vote Required. A nominee shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

The Board of Directors unanimously recommends that the stockholders vote

“FOR” all of the following nominees:

Bruce D. Beach

Juan R. Figuereo

Greta Guggenheim

Christopher A. Halmy

Mary Chris Jammet

Marianne Boyd Johnson

Robert P. Latta

Anthony T. Meola

Michael Papay

Bryan K. Segedi

Donald D. Snyder

Clarke Starnes III

Kenneth A. Vecchione

Biographical information about these nominees may be found beginning at page 5 of this proxy statement.

34	2026 PROXY STATEMENT

Executive Compensation

Executive Officers

Executive officers are appointed annually by the Board of Directors. Mr. Vecchione currently serves on the Company’s Board of Directors and has been re-nominated to the Board in addition to his role as an executive officer. More information regarding Mr. Vecchione is available on page 17. All ages are provided as of the Record Date.

Vishal Idnani

Chief Financial Officer Age: 40 Executive Officer Since: 2025	Education: B.S., Business Administration, University of North Carolina at Chapel Hill

Mr. Idnani has extensive experience in the financial services industry, including nearly two decades at J.P. Morgan Chase & Co., where he held senior roles in the Financial Institutions Group advising global and regional banks on strategic and financial matters. His background provides him with a deep understanding of banking operations, financial management, and the regulatory environment applicable to large financial institutions. As CFO Mr. Idnani oversees the Company’s Accounting, Investor Relations, Tax, Treasury, Financial Planning & Analysis and Corporate Development departments.

Biographical Information:

• Chief Financial Officer, since January 2026; prior to which, Mr. Idnani was the Transitioning Chief Financial Officer, beginning October 2025, Western Alliance Bancorporation.

• Managing Director, Financial Institutions Group, J.P. Morgan Chase & Co., May 2021-October 2025, where he managed relationships with more than 50 global and regional banks; Executive Director and other roles of increasing responsibility at J.P. Morgan Chase & Co. beginning July 2006.

DALE Gibbons, C.P.A.

Vice Chair and Chief Banking Officer for Deposit Initiatives and Innovation Age: 65 Executive Officer Since: 2003	Education: B.S., Arizona State University

Mr. Gibbons has more than 40 years of experience in commercial banking. In his role as Chief Banking Officer for Deposit Initiatives and Innovation, Mr. Gibbons oversees the Company's organic deposit-generating business lines, including Business Escrow Services, Western Alliance Trust Company, Juris Banking, Digital Assets Group, HOA Banking and Consumer Digital, while providing key oversight for other strategic Bank initiatives. In addition, Mr. Gibbons is a C.P.A. (inactive).

Biographical Information:

• Vice Chair, Western Alliance Bancorporation, since 2018, and Chief Banking Officer for Deposit Initiatives and Innovation, since January 2026; Chief Financial Officer, 2018-2025; prior to which Mr. Gibbons served as Executive Vice President and Chief Financial Officer of the Company since 2003.

• Interim Chief Executive Officer, December 16, 2024, until April 15, 2025, during Mr. Vecchione's medical leave of absence.

• Chief Financial Officer, Zions Bancorporation, 1996-2001.

• Mr. Gibbons worked for First Interstate Bancorp in a variety of retail banking and financial management positions from 1979 to 1996.

2026 PROXY STATEMENT	35

EXECUTIVE COMPENSATION

TIMOTHY BOOTHE

Chief Administration Officer Age: 61 Executive Officer Since: 2019	Education: B.S., University of California, Santa Barbara, Graduate of the Pacific Coast Banking School through the University of Washington

Mr. Boothe has more than 30 years of commercial banking industry experience. Mr. Boothe leads various Corporate Affairs functions including Marketing, Information Security, Community Reinvestment, Large Financial Institution ("LFI") Readiness Program, and Government Relations. Additionally, he oversees the key national business lines of Corporate Finance, Municipal Finance, Nonprofit Finance, Affordable Housing Investments and the Western Alliance Community Foundation.

Biographical Information:

• Chief Administration Officer, Western Alliance Bancorporation, since 2024, prior to which Mr. Boothe served as Chief Operating Officer, 2019-2024, and President of Bridge Bank, a division of Western Alliance Bank, beginning in 2015.

• Executive Vice President and Chief Operating Officer, Bridge Bank, from 2006 until its acquisition by Western Alliance Bancorporation in 2015.

• Executive Vice President and Chief Lending Officer, Bridge Bank, since its inception in 2001.

TIM BRUCKNER

Chief Banking Officer for Regional Banking Age: 58 Executive Officer Since: 2019	Education: B.S., Business Administration, University of Nebraska M.B.A., Creighton University

Mr. Bruckner has more than 25 years of experience in commercial banking and lending. Mr. Bruckner oversees all of the Company’s regional banking divisions as well as certain specialty banking business lines.

Biographical Information:

• Chief Banking Officer for Regional Banking, Western Alliance Bancorporation, since 2024; Chief Credit Officer, 2019-2023.

• Executive Vice President, Divisional Chief Credit Officer, Alliance Bank of Arizona, a division of Western Alliance Bank, from 2016-2019.

• Board Chair, Native American Connections.

• Managing Director – Arizona Commercial Banking, BMO Harris Bank, 2012-2016. Mr. Bruckner worked for BMO Harris Bank as a Senior Vice President in a variety of divisions including Manager of the Special Assets Division, President of M&I Business Credit and President of M&I Equipment Finance, 2006-2016.

• Line of Business Head – Healthcare Finance/Leasing, Banc of America – Leasing & Capital, from 2003-2006.

36	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

STEPHEN CURLEY

Chief Banking Officer for National Business Lines Age: 55 Executive Officer Since: 2022	Education: B.A., American Studies, Trinity College M.B.A., Tuck School of Business at Dartmouth College

Mr. Curley has over 25 years of experience in commercial and mortgage banking. Mr. Curley oversees crucial functional aspects of the Company, including Information Technology, Bank Operations, Branch Banking, Product Development and Third-Party Risk Management. He also leads the Specialized Mortgage Services Business and has executive oversight of AmeriHome Mortgage Company, LLC.

Biographical Information:

• Chief Banking Officer for National Business Lines, Western Alliance Bancorporation, since 2022.

• Division President, Western Alliance Bank, 2018-2022.

• Executive Vice President, Alliance Bank of Arizona & Alliance Association Bank, 2015-2018.

• SVP, Regional Manager, Alliance Bank of Arizona, 2011-2015.

• SVP, Mortgage Warehouse Lending Manager, Alliance Bank of Arizona, 2009-2011.

• President & Director, Community Bank of Arizona, 2008-2009.

• Executive Vice President, 1st National Bank of Arizona, 2002-2007.

• Consultant, Boston Consulting Group, 2000-2002.

LYNNE B. HERNDON, C.P.A.

Chief Credit Officer Age: 61 Executive Officer Since: 2024	Education: B.S., University of Alabama MBA, University of Alabama

Ms. Herndon has more than 35 years of experience working in commercial banking and credit management for financial institutions. In addition, Ms. Herndon is a Certified Public Accountant. Ms. Herndon oversees Central Credit and Central Credit Administration and Enterprise Modeling.

Biographical Information:

• Chief Credit Officer, Western Alliance Bancorporation, since January 2024.

• West Region Commercial Credit Executive, PNC Bank, 2021-2024.

• Ms. Herndon worked for BBVA in a variety of commercial banking and credit management positions, 2006-2021.

• National Panhellenic Conference Board of Directors, 2025-2027.

2026 PROXY STATEMENT	37

EXECUTIVE COMPENSATION

JESSICA JARVI

Chief Legal Officer Age: 49 Executive Officer Since: 2023	Education: B.A., English, University of Arizona J.D., Sandra Day O’Connor College of Law at Arizona State University

Ms. Jarvi has over 20 years of experience representing financial institutions in banking, corporate, and financial services law. In addition to oversight of the Legal Department, Ms. Jarvi also serves as the Corporate Secretary for the Company.

Biographical Information:

• Chief Legal Officer, Western Alliance Bancorporation, since July 2023.

• General Counsel, Western Alliance Bank, 2022-2023.

• Senior Vice President, Deputy General Counsel of Western Alliance Bank, 2013-2022.

• Senior Vice President, Corporate Counsel of Western Alliance Bank, 2007-2013

• Corporate Counsel, 1st National Bank of Arizona, 2004-2007.

• Associate, Snell & Wilmer, 2002-2004.

• Dress for Success, Arizona, Board of Directors, since 2025.

• First Things First Phoenix South Regional Partnership Council, since 2012 (Vice Chair 2014-2024).

BARBARA KENNEDY

Chief Human Resources Officer Age: 59 Executive Officer Since: 2018	Education: B.A., University of Missouri-Columbia

Ms. Kennedy has extensive experience in human resources management, specifically in the areas of talent acquisition and management, employee relations and total rewards. Ms. Kennedy oversees all aspects of human resources, employee compensation and benefits, learning and talent development, and spearheads the Company’s diversity and inclusion efforts.

Biographical Information:

• Chief Human Resources Officer, Western Alliance Bancorporation, since 2018.

• Senior Vice President of Human Resources, Encore Capital Group, 2014-2018.

• Senior Vice President of Human Resources, United Stationers Supply Company, 2008-2014.

• Member of the Board of Directors of the Human Resources Management Association of Chicago, the Novo Group, and Meals On Wheels, 2008-2014.

• Executive Vice President, Human Resources, Safety, Recruiting and Driver Services, Swift Transportation Company, Inc., 1999-2008.

• Ms. Kennedy served in various management positions in Human Resources at Barr-Nunn Transportation.

38	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

EMILY NACHLAS

Chief Risk Officer Age: 49 Executive Officer Since: 2022	Education: B.S., Management, the A.B. Freeman School of Business at Tulane University M.B.A., University of New Orleans

Ms. Nachlas has over 25 years of experience in risk management and oversight, particularly in the banking and financial services sector. Ms. Nachlas oversees all aspects of the Company’s risk management strategies and operations, as well as supervising the organization’s risk mitigation and identification procedures.

Biographical Information:

• Chief Risk Officer, Western Alliance Bancorporation, since 2019.

• Executive Vice President and Director of Enterprise Risk Management at IBERIABANK, 2011-2019.

• Operational Risk and Internal Control Manager, HSBC, 2005-2009.

• Retail Risk Manager, Amegy Bank, 2001-2005.

• Strategic Alliance Manager, Hibernia National Bank, 2000-2001.

2026 PROXY STATEMENT	39

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of the Company’s executive compensation programs are to:

1.	continue a strong relationship between executive pay and the annual and long-term performance of the Company;
2.	reward the attainment of short- and long-term financial performance goals;
3.	enhance the Company’s ability to attract and retain qualified executive officers; and
4.	align, to the greatest extent possible, the interests of customers, management, and stockholders.

The compensation programs are designed to reward and motivate employees, especially our named executive officers, who consistently contribute to the ongoing success of the Company, and who identify and capitalize on opportunities as they arise.

Named Executive Officers for 2025

As used in this proxy statement, the term “named executive officers,” or “NEOs,” includes:

•	Kenneth A. Vecchione, President and Chief Executive Officer;
•	Dale Gibbons, Vice Chair and Chief Financial Officer;(1)
•	Stephen Curley, Chief Banking Officer for National Business Lines;
•	Tim Bruckner, Chief Banking Officer for Regional Banking; and
•	Timothy Boothe, Chief Administration Officer.

(1) Mr. Gibbons was the Company's CFO through 2025 and until January 2, 2026, at which time Mr. Gibbons became the Company's Vice Chair and Chief Banking Officer, Deposit Initiatives and Innovation. Mr. Gibbons served as the Company's Interim Chief Executive Officer from December 16, 2024, until April 15, 2025, during Mr. Vecchione's medical leave of absence. Mr. Gibbons received no additional compensation for his interim service.

Executive Summary of 2025 Executive Compensation Actions

Throughout 2025 the Company saw healthy, broad-based balance sheet growth while continuing to drive top performance on many key metrics, as highlighted on page 42. Our 2025 record-breaking results will continue to position us for sustainable, long-term growth as we successfully pursue our National Commercial Banking Strategy. The Company's performance was reflected in our share appreciation of approximately 33% in 2025.

Pay and Performance for 2025

In 2025 the Company continued to reinforce a strong link of pay for performance compensation program and considered feedback from stockholders. Our executive compensation program is designed to align pay with company performance over both the short-term and long- term, while retaining a strong management team with an established track record of navigating the Company through complex strategic initiatives.

•
The 2025 Annual Bonus achievement was at 150% of target driven by record levels of net interest income, total revenue, and pre-provision net revenue. The LFI Bonus Plan met target and funded at 15% of bonus target, resulting in a 7.5% LFI Bonus Plan payment for 2025 performance. The remaining portion will be paid at the completion of the plan if earned. The LFI readiness efforts are on track overall, and progress on the 15 individual workstreams continues to be monitored closely.
•
Our NEOs’ 2023 Performance Share Units (PSU) were subject to cumulative EPS (weighted 75%) and Relative total shareholder return ("TSR") compared to the KBW Regional Banking Index (weighted 25%) and were earned at 50% of target. The cumulative EPS portion were forfeited in full since the threshold goal was not achieved, demonstrating the Committees commitment to long-term sustained operational performance. Our TSR for the period was 54.8% on cumulative basis and was above the 75th percentile level of performance. The Relative Total Shareholder Return component of the award fully demonstrates the Bank’s commitment to tying the experience of its Executive Officers to those of the Company’s shareholders.

40	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

In addition to reinforcing pay for performance, the Company follows good pay practices in our executive pay programs as follows:

What We Do		What We Don't Do
•	Rigorous performance goals required to earn a substantial portion of our executives’ compensation	•	No single-trigger tax gross-up payments in connection with severance or change in control pay
•	Consider stockholder voting on the future design of our executive compensation program	•	Policy of no hedging, pledging or short-sale or derivative transactions by executive officers or directors(1)
•	Executive compensation programs linked to our long-term strategy	•	No guaranteed bonuses
•	Multi-year performance periods on performance-based equity awards	•	No excessive perks
•	Utilize relative performance measures in our PSUs	(1) Mr. Gibbons has a grandfathered pledged or margin account as disclosed in "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers."
•	Cap maximum vesting or payout levels under our incentive awards, which are aligned with competitive market practices
•	Engage an independent compensation consultant to evaluate our executive compensation program design and pay decisions
•	Evaluate executive compensation data and practices of our peer group companies as selected annually by the Compensation Committee
•	Maintain executive stock ownership guidelines
•	Maintain a compensation recovery (clawback) policy
•	Provide limited executive perquisites

In 2025, in addition to delivering strong financial performance, the Company continued to advance its growth strategy and LFI readiness initiatives. In recognition of the importance and multi-year nature of this effort, the Compensation Committee maintained two compensation programs designed to support our growth strategy and sustained execution. First, the Committee selectively continued the temporary “Hold to Retirement” Deferred Stock Unit program for 2025 to promote long-term retention and sustained leadership focus during this critical period. These awards vest based on age and tenure requirements and further align executive interests with long-term stockholder value. Second, the Committee introduced an LFI Readiness Bonus Plan under the annual incentive program to reinforce accountability for the successful execution of key LFI-related workstreams, measured through defined qualitative and quantitative milestones. We believe in aligning our executive compensation with the interests of our stockholders by using a compensation mix of both fixed and variable components, and by delivering value to executives that reward performance. This includes a fixed base salary with benefits and limited executive perquisites and variable components such as our annual bonus plan and long-term equity incentive compensation.

Compensation with Metrics that Drive Stockholder Value

Annual Bonus includes both the Annual Bonus Plan and the LFI Bonus Plan. Performance Stock Units include PSUs, CSRUs and DSUs. Time Vested Restricted Stock represents RSAs.

2026 PROXY STATEMENT	41

EXECUTIVE COMPENSATION

Overview of 2025 Performance and Compensation

The Compensation Committee and the Board established 2025 executive compensation targets to support the Company’s continued execution of its growth-oriented strategy, disciplined risk profile, and strong financial performance. Consistent with the Company’s pay-for-performance philosophy, a substantial majority of executive compensation is performance-based and contingent upon the achievement of rigorous financial and strategic objectives under the Company’s annual and long-term incentive programs.

2025 PERFORMANCE

Financial Performance	• • •

Net income available to common stockholders of $956.2 million in 2025, compared to $774.9 million in 2024, up 23.4% year over year.

Diluted earnings per share of $8.73 for 2025, compared to $7.09 for 2024, up 23.1% year over year.

Pre-Provision Net Revenue* increased by nearly $300 million to $1.4 billion in 2025, compared to $1.1 billion in 2024.

	•	Tangible common equity ratio* of 7.3% in 2025, compared to 7.2% in 2024.
	•	Return on average assets of 1.12% and return on average tangible common equity* of 15.3% in 2025, compared to 0.99% and 14.0%, respectively, in 2024.

Balance Sheet Growth	• •

Total loans held for investment (HFI) increased to $58.7 billion in 2025, up $5.0 billion from 2024.

Increase in total deposits of nearly $11.0 billion to $77.2 billion in 2025, from $66.3 billion in 2024.

Asset Quality	• •

Net charge-offs to average HFI loans outstanding of 0.24% for 2025, compared to 0.18% for 2024.

Nonperforming assets (nonaccrual loans and repossessed assets) of 0.69% of total assets, compared to 0.65% at December 31, 2024.

Return of Capital	• •

In 2025, completed $68.1 million in stock repurchases, or 0.8 million shares, at an average price of $80.82.

Increased the quarterly dividend to $0.42 in the fourth quarter of 2025, up from $0.38 per share of common stock since the fourth quarter of 2024.

All dates at or as of December 31 unless indicated otherwise.
*

Non-GAAP financial measure: See “Non-GAAP Financial Measures” in Appendix A of this proxy statement for further information regarding these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure.

42	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

WESTERN ALLIANCE: Prudent and sustainable growth

TSR Performance	EPS Results

169%
144%
145%
107%
78%
52%
44%
55%
43%
14%
33%
3%
1-Year
2-Year
3-Year
5-Year
7-Year
10-Year
WAL
Peer Group Median

2020
$5.04
2021
$8.67
2022
$9.70
2023
$6.54
2024
$7.09
2025
$8.73
11.6%
5-year CAGR

Deposits (in billions)	LoanS HFI (in billions)

2020
$18.5
$13.4
2021
$26.3
$21.3
2022
$33.9
$19.7
2023
$40.8
$14.5
2024
$47.5
$18.8
2025
$52.8
$24.4
12.6%
5-year CAGR
23.4%
5-year CAGR
Interest Bearing Deposits
Non-Interest Bearing Deposits

2020
$27.1
2021
$39.1
2022
$51.9
2023
$50.3
2024
$53.7
2025
$58.7
16.7%
5-year CAGR

Nonperforming Assets / Total Assets	Net Charge-Offs / Average Loans

0.48
0.32%
0.27%
0.15%
0.26%
0.14%
0.40%
0.32%
0.65%
0.41%
0.69%
0.42%
2020
2021
2022
2023
2024
2025
WAL
Peers(1)

0.24%
0.07%
0.10%
0.21%
0.30%
0.24%
0.06%
0.02%
0.00%
0.06%
0.18%
0.24%
2020
2021
2022
2023
2024
2025
WAL
Peers(1)

1)	Financial peers consist of publicly traded banks headquartered in the U.S. with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of December 31, 2025.

2026 PROXY STATEMENT	43

EXECUTIVE COMPENSATION

Compensation Design

The Compensation Committee, on behalf of the Board of Directors, performs responsibilities related to the compensation of the Company’s directors and executive officers. The Compensation Committee seeks to establish total compensation for the Company’s executive officers that is fair, reasonable, competitive in the industry, and aligned with value creation for stockholders. The Company designs the compensation program to attract and retain high-caliber officers necessary to drive our growth and continued success. The Compensation Committee, the Board of Directors and management partner to ensure that compensation practices fairly reward executives for navigating challenges, meeting established performance goals and implementing effective risk management practices. The Compensation Committee also takes action to ensure compensation is appropriately limited when necessary to serve the best interests of the Company or as required by regulatory constraints.

2025 Advisory Vote on Executive Compensation

The Company provides stockholders with the ability to cast an annual advisory vote on the compensation of its executives. At the Company’s 2025 annual meeting of stockholders, almost 95% of shares voted were voted in favor of the “Say on Pay” proposal. The Compensation Committee considers the results of say on pay votes but did not make pay changes as a direct result of the strong support received by our advisory vote or feedback from stockholders. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions.

Benchmarking of Compensation

For 2025, the Compensation Committee referenced a Peer Group of 19 banks to evaluate the competitiveness and positioning of named executive officer compensation. In constructing the Peer Group, the Compensation Committee considered asset size, revenue, and market capitalization, as well as business model, strategic profile, and competition for executive talent. The Committee believes this Peer Group represents an appropriate benchmark for assessing market pay practices and relative financial and stock performance, and reflects the institutions with which the Company competes for executive talent.

The members of the 2025 Peer Group were:

•   Comerica Incorporated(1)

•   Cullen/Frost Bankers, Inc. (CFR)

•   East West Bancorp, Inc. (EWBC)

•   First Citizens BancShares, Inc. (FCNCA)

•   First Horizon Corporation (FHN)

•   Fifth Third Bancorp (FITB).(1)

•   Flagstar Financial, Inc. (FLG)

•   Huntington Bancshares Inc. (HBAN)

•   M&T Bank Corporation (MTB)

•   Pinnacle Financial Partners Inc. (PNFP)(2)

•   Prosperity Bancshares (PB)

•   Regions Financial Corporation (RF)

•   SouthState Bank Corporation (SSB)

• Stifel Financial Corp (SF) • Synovus Financial Corp.(2) • Valley National Bancorp (VLY) • Webster Financial Corp (WBS) • Wintrust Financial Corp (WTFC) • Zions Bancorporation, N.A. (ZION)
(1) Comerica merged with and into Fifth Third as of February 2, 2026. (2) Synovus merged with and into Pinnacle as of January 1, 2026.

The Compensation Committee reviews the peer group annually to ensure it continues to reflect the Company’s size, performance profile, and competitive talent market, while maintaining as much year-over-year consistency as practicable. As part of the 2025 review, conducted in consultation with the Committee’s independent compensation consultant, the Committee evaluated the Company’s continued growth and evolving market position relative to the peer median. Following this review, the Compensation Committee approved updates to the peer group for 2026 to enhance alignment. Flagstar Bank National Association, Prosperity Bancshares, Inc., and Stifel Financial Corp. were removed, and Citizens Financial Group, Inc. was added. The Compensation Committee believes these changes further refine the Peer Group to reflect institutions that are most comparable to the Company’s scale, strategy, and competitive landscape.

Peer group data represents one of several key reference points used in evaluating executive compensation. The Compensation Committee’s objective is to maintain compensation programs that are competitive with comparable financial institutions and aligned with both short- and long-term Company performance, while supporting prudent risk management and regulatory compliance. While compensation targets are informed by market data, actual pay outcomes reflect Company and individual performance, internal equity considerations, executive experience, and other relevant factors.

44	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Elements of Executive Compensation

The principal elements of the Company’s compensation program for NEOs during 2025 consisted of:

Principal Element		Form	Objectives

Base Salary		Cash	• •	Attract and retain key talent through competitive fixed compensation. The only fixed source of cash income.

Annual Bonus		Cash	• • • • •

Create a pay-for-performance model with clearly established goals and metrics.

Motivate and retain key executives through the potential for significant cash compensation by achieving established goals that deliver value to stockholders.

Designed to provide market competitive payouts for the achievement of threshold, target, and maximum performance goals.

Performance metrics focus executives and employees on achieving annual results that are key indicators of annual financial and operational performance.

Introduction of 3-year LFI Bonus Plan in 2025 with metrics to focus on progress and milestones to drive the Company to achieve the growth results necessary to successfully become a Large Financial Institution.

Long-Term Equity	Performance Based Stock Units (PSUs)	Stock	• •

Connect executives’ individual interests and the long-term success of the Company.

Performance metrics for annual grants are established for a three-year period and weighted 75% toward the Company’s three-year comparative return on equity ("ROE") with CET1 ratio governor, and 25% toward the Company’s relative TSR compared to the KBW Regional Banking Index.

	Restricted Stock Awards (RSAs)	Stock	• • •

Align executives’ interests with those of stockholders through the establishment of meaningful share ownership.

Retain key executives with time-vested stock grants weighted at 20%.

Work in tandem with the Company’s Stock Ownership Guidelines to create and require meaningful stock ownership by executives.

	Cash Settled Restricted Stock Unit Awards (CSRUs)	Stock	• • • • •

Weighted at 30% of total LTI and vests in 36 equal monthly installments.

Cash-settled upon vesting based on vesting date share price.

Align executives’ interests with those of stockholders through link to share price.

Retain key executives with time-vested cash-settled awards.

Reduces dilution for stockholders.

Retirement	401(k)	Cash	• •	Opportunity to save for retirement via employee and employer contributions on the same terms as other employees. Attract and retain key people by providing a means to save for retirement
	Hold to Retirement Deferred Stock Awards (DSUs)	Stock	• • • •

Limited compensation component to retain and reward long-term service and create stability for the Company during period of increased scrutiny and demand for growth.

Retention vehicle to ensure critical executive talent continues employment to support stability, resiliency, succession planning, and LFI growth aspirations.

Provides value linked to stockholder interests through deferred restricted stock units payable only upon qualified retirement conditions.

Vests later of one year after grant and meeting certain age and tenure requirements, and payable only upon a qualified retirement conditions, aligning participants with long-term stockholder value and decisions making.

Standard Benefits and Limited Perquisites		Benefits and Perquisites	• • • •

Generally, offer executives the same benefit plans that are available to all full-time employees, plus voluntary benefits that an executive may select and pay for.

De-emphasizes benefits and perquisites for NEOs in favor of a performance-based compensation approach.

Provide limited job related special benefits, including vehicle allowance and access to the corporate jet for work related travel.

The Company introduced an executive health program in 2025 for its executives to support effective risk management and business continuity by facilitating timely access to preventive medical care. The program does not provide perquisites unrelated to health and is intended to help mitigate the risk of unanticipated executive absence while supporting sustained leadership performance.

2026 PROXY STATEMENT	45

EXECUTIVE COMPENSATION

Executive Compensation Determination

Role of the Compensation Committee

The Compensation Committee includes six independent outside directors, including the Chairman of the Board. During 2025, the Compensation Committee met nine times and has overall responsibility for overseeing the Company’s Executive Compensation programs. As part of their role, the Compensation Committee makes compensation recommendations to the Board with respect to the CEO, who is not present during the deliberations. The Compensation Committee reviews and approves final payment packages for all executive officers except for the CEO, whose compensation is recommended by the Compensation Committee and approved by the Board of Directors.

Role of the CEO

Our CEO typically makes compensation recommendations to the Compensation Committee for all executive officers who report to the CEO, who are not present during the deliberations unless invited. This includes providing information on the individual performance of the other NEOs. The CEO, in consultation with the Compensation Committee, develops performance goals focused on the Company’s operational and strategic objectives to ensure our compensation program is aligned with our strategy. All components of our Executive Compensation program must be approved by the Compensation Committee in its sole discretion.

Role of the Compensation Consultant

The Compensation Committee retains the services of independent consultants to assist the committee with its consideration of the Company’s compensation policies, programs, and practices. The Compensation Committee has engaged Meridian Compensation Partners, LLC (Meridian) to serve as the Compensation Committee's independent advisor. During 2025, Meridian reviewed and assisted with incentive compensation program design, CEO, executive officer and director pay, and provided ongoing information on market trends related to executive and board compensation matters. Meridian attended certain Compensation Committee meetings and met with the Compensation Committee in executive session. The Compensation Committee uses Meridian's advice and insight to inform the eventual decision-making process. Meridian does not provide any other services to the Company. The Compensation Committee evaluated Meridian's independence relative to the standards adopted by the NYSE with regard to compensation advisor independence and determined Meridian was independent and had no conflicts of interest.

2025 Executive Compensation

The Compensation Committee reviewed and approved final payment packages for all executive officers except for the CEO, whose compensation is recommended by the Compensation Committee and approved by the Board. In evaluating and approving the compensation of executive officers other than the CEO, the Compensation Committee received input from Mr. Vecchione and considered its own assessment of their performance as it has frequent exposure to these officers.

Annual Base Salary

The Company views a competitive annual base salary as a crucial component to attract and retain executive talent. Adjustments to annual base salary in 2025 were based on performance and not predetermined. In 2025, the Compensation Committee determined the base salaries for all executive officers (including the NEOs) after considering the Consultant’s market analysis, recommendations from Mr. Vecchione, and making its own assessments regarding individual performance, experience and other factors.

2025 Salary Determination

In February 2025, the Compensation Committee reviewed the base salaries for all executive officers. Mr. Vecchione’s base pay remained unchanged in 2025. With respect to the remaining NEOs, the Compensation Committee awarded base increases of 5% for Messrs. Gibbons, Curley and Bruckner, and 4% for Mr. Boothe, reflecting individual performance and market positioning relative to peers.

46	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Annual Bonus Plan and LFI Bonus Plan

The Western Alliance Bancorporation Annual Bonus Plan (“Annual Bonus Plan”) is designed to create a strong alignment of pay-for-performance and is intended to motivate and retain qualified employees by providing the potential for an annual cash award based on the Company’s achievement of pre-determined performance criteria. The Annual Bonus Plan serves the Company’s compensation objective by rewarding executives for the attainment of short- and long-term financial performance goals.

The Annual Bonus Plan is designed to provide market competitive payouts for the achievement of threshold, target, and maximum performance goals. Establishment of the performance levels (threshold, target, and maximum) takes into account all factors that management and the Compensation Committee deem relevant, including market conditions and an assessment of a level of growth that is aggressive for each performance criterion. Performance targets are designed to achieve at least peer-median results, with the intent of driving performance toward maximum outcomes relative to our peers. Additionally, the Annual Bonus Plan restricts excessive risk-taking by providing capped payouts that places a ceiling on potential bonus payments.

The Compensation Committee annually reviews and analyzes the Annual Bonus Plan performance factors and believes that the year over year results prove the Company’s demonstrable history of pay for performance. The Annual Bonus Plan has historically kept the Company focused on growing its loan portfolio, being its own source of funding through deposit growth, maintaining constant attention to credit quality, and delivering stockholder value. Metrics and associated weightings in 2025 were generally consistent with 2024 and designed to balance capital, liquidity risk management, and revenue diversification, with earnings and balance sheet growth.

In 2025 the Compensation Committee adopted a 3-year Western Alliance LFI Readiness Bonus Plan (the "LFI Bonus Plan") with metrics to focus on progress and milestones to drive the Company to achieve the growth results necessary to successfully become a Large Financial Institution. LFI Bonus Plan was introduced in 2025 as a three‑year plan intended to support the Company’s strategic objective of achieving LFI status. The purpose is to incentivize sustained execution of the Company's LFI Readiness initiatives by linking compensation outcomes to progress against established key deliverables across designated workstreams. Company performance in this category is assessed by the Risk Committee, which recommends a payout percentage to the Compensation Committee for final approval. In 2025 (Year 1) the total payout opportunity under the LFI Bonus Plan is 15% of Annual Bonus target during the 2025 calendar year. The total payout for the year was 15% of bonus target. Under the LFI Bonus Plan design, 7.5% of the 15% was paid in March 2026 based on 2025 performance. The remaining 7.5% for 2025 performance will be paid depending upon successful LFI Readiness Plan completion in March 2028 and will be subject to Board approval and all eligibility criteria. In 2026 (Year 2), the total payout opportunity under the LFI Bonus Plan is 15% of Annual Bonus target during the 2026 calendar year. If achieved, up to 75% of the 2026 payout will be paid in March 2027 based on 2026 performance. The remaining 25% for 2026 performance will be determined and paid depending upon successful LFI Readiness Plan completion in March 2028 and will be subject to Board approval and all eligibility criteria. In 2027 (Year 3), the total payout opportunity under the LFI Bonus Plan is 15% of Annual Bonus target for the 2027 performance year plus the deferred amounts from Year 1 and Year 2, subject to successful LFI Readiness Plan completion, Board approval, and all eligibility criteria.

2025 Annual Bonus Determination

NEO award opportunities are set at the beginning of the performance year and are based on quantifiable metrics with targets that consider corporate strategy, operational objectives, competitive landscape and performance relative to peers.

In 2025 the Company maintained its commitment to delivering stable earnings growth with solid balance sheet expansion, while prioritizing strong capital metrics and maintaining asset quality levels. Performance metrics were aligned to reinforce these priorities, ensuring that incentives support sustainable growth. The recommended 2025 performance targets were set in alignment with the Company’s 2025 Board-approved budget and, in most cases, reflected industry leading performance relative to consensus estimates, with target performance set at or better than median peer consensus results and maximum performance set at or better than top quartile peer consensus results. The 2025 Adjusted EPS results reflect the disciplined approach in setting rigorous performance targets. Earnings were supported by organic loan and deposit growth, with loan growth ranking third among peers and deposit growth ranking first, when normalized for merger and acquisition activity. The Company achieved strong balance sheet growth while maintaining CET1 levels in line with the peer median. Internal CET1 targets, which were set above peer levels to reinforce capital strength, resulted in no payout despite strong underlying performance.

2026 PROXY STATEMENT	47

EXECUTIVE COMPENSATION

The Company’s target and actual performance for all 2025 bonus metrics are as follows:

Performance Factor	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Target Weight	Actual Weight Based on Performance

Adjusted Earnings per Share(1)	$8.14	$8.47	$9.14	$9.43	30%	60%

Loans Held for Investment Growth(2)	$2,415 M	$3,178 M	$4,702 M	$5,001 M	5%	10%

Non-Brokered Deposit Growth(3)	$2,261 M	$5,007 M	$10,498 M	$12,188 M	15%	30%

Operating Noninterest Income Growth(4)	$13 M	$25 M	$49 M	$91 M	10%	20%

CET1(5)	11.2%	11.3%	11.5%	11.0%	10%	0%

Classified Assets Ratio(6)	1.50%	1.25%	0.75%	1.17%	8%	9%

Net Charge-Off Ratio(7)	0.30%	0.20%	0.15%	0.24%	8%	7%

Quality Control(8)		Achieves		Achieves	15%	15%

				Total	100%	150%

(1)

Adjusted Earnings per Share equals ((PPNR less Net Charge-Offs) x (1 – Effective Tax Rate)) – Preferred Dividends) / Average Diluted Shares Outstanding. See Appendix A for further information regarding determination of PPNR.

(2)	For purposes of the Annual Bonus Plan, the loan growth calculation excludes increases in loans held for sale.
(3)	The year-over-year deposit growth excludes brokered and non-reciprocal deposit arrangements.
(4)

Operating Noninterest Income Growth excludes income from the following sources: AmeriHome Mortgage and nonoperating items including mark to market and hedging fees and gain/loss on sales of securities.

(5)	The CET1 is used by bank regulators as a basis for assessing a bank's capital adequacy; therefore, the Company believes the ratio is useful to assess financial condition and capital adequacy.
(6)	The Classified Asset Ratio is the ratio of Classified Assets to Total Assets as of December 31, 2025.
(7)	The Net Charge-Off Ratio equals Net Loan Charge-Offs for the year divided by Average Loans Outstanding for the year.
(8)

Quality Control refers to the Company’s performance in maintaining an effective risk management program and sound control environment, based in part on regulatory examination and internal audit results. Company’s performance in this category is assessed by the Risk Committee, which recommends a payout percentage to the Compensation Committee for final approval.

The Company interpolates on a straight-line basis between the threshold, target and maximum in each category of performance listed in the bonus table above.

2025 LFI Bonus Determination

Company performance in this category is assessed by the Risk Committee, which recommends a payout percentage to the Compensation Committee for final approval. In 2025 (Year 1) the total payout opportunity under the LFI Bonus Plan is 15% of Annual Bonus target during the 2025 calendar year. The total payout for the year was 15% of bonus target. Under the LFI Bonus Plan design, 7.5% of the 15% was paid in March 2026 based on 2025 performance. The remaining 7.5% for 2025 performance will be paid depending upon successful LFI Readiness Plan completion in March 2028 and will be subject to Board approval and all eligibility criteria.

LFI Bonus Plan
	Target Performance	Maximum % Payable	2025 Actual Performance	LFI Bonus % Achieved Based on Performance	2025 LFI Bonus % Payout
	Achieves	Up to 15% of Annual Bonus Target	Achieves	15%	7.50%

48	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

2025 Annual Bonus and LFI Bonus

The following table shows the annual bonus targets, expressed as a percentage of annual cash salary, as well as achievements and payouts under the Annual Bonus Plan and LFI Bonus Plan. In January 2025, the Compensation Committee reviewed the bonus targets for all executive officers and held target bonuses at the same levels as 2024.

In addition to the quantitative aspects of the Company’s Annual Bonus Plan, the Company and the Compensation Committee also evaluate the Company's overall performance from a holistic perspective. This performance assessment approach takes into account factors such as macroeconomic conditions, industry trends and elements beyond the control of management. Consequently, the Company’s Annual Bonus Plan permits a modest adjustment of up to 15% to the final award payouts. In 2025, the Company delivered strong financial results, achieving record levels of net interest income, total revenue, and pre-provision net revenue, despite continued uncertainly in the broader macro-economic environment throughout the year as it relates to tariffs and geopolitical tensions. Performance benefited from continued organic loan and deposit growth, improved operating efficiency, and a stable net interest margin. These factors contributed to a year-over-year EPS growth of 23.1%, exceeding the peer median. The Company also reported a return on average tangible common equity of 15.3% and tangible book value per share (net of tax) of $61.29, reflecting year-over-year increases of 9.3% and 17.3%, respectively. Other contributing factors included the NEO's leadership toward LFI readiness by executing our comprehensive LFI Readiness Program. Taking these factors into account, the Compensation Committee deemed qualitative increase of 15% for Messrs. Vecchione and Gibbons, and 10%, 12% and 13% for Messrs. Curley, Bruckner and Boothe, respectively, to be justified. In determining the adjustment, the Compensation Committee considered the financial performance in 2025 in conjunction with the missed CET1 and Net Charge-offs goals and provided a payout reflecting the Company’s partial achievement of the threshold.

Name	Target (% of Salary)	2025 Bonus Target ($)	2025 Bonus Paid ($)	2025 Bonus Paid (as % of Target) (1)

Vecchione	150%	2,250,000	4,050,000	180%

Gibbons	120%	1,103,194	1,985,748	180%

Curley	120%	751,463	1,315,060	175%

Bruckner	120%	751,463	1,330,089	177%

Boothe	100%	542,479	965,613	178%

(1)

The CEO may recommend to the Compensation Committee increases to the Annual Bonus Plan payout of up to 15% for a limited population of employees, with total Annual Bonus Plan payouts not to exceed 200%.

Long-Term Equity Incentive Compensation

The Company considers long-term equity incentive compensation (“LTI”) critical to the alignment of executive compensation with stockholder value creation and an integral part of the Company’s overall executive compensation objectives. The Compensation Committee approved 2026 annual equity grants for the NEOs at its February meeting. The grant date for the annual equity grant for all NEOs was the day of the Board of Directors’ February meeting. The annual target equity grants are structured to be comprised of (i) PSUs, (ii) CSRUs, and (iii) RSAs. In 2025, the target LTI mix for our NEOs was 50% PSU, 30% CSRU and 20% RSAs.

2025 PSU Determination

In early 2025, the Compensation Committee approved continuing use of comparative ROE metric weighted at 75% and TSR metric weighted at 25% for the 2025-2027 performance stock units. The ROE metric is a common industry‐wide tool to measure the strength of a bank’s earnings and is generally accepted as a good indicator of a bank’s financial performance. The ROE metric will be measured as the 3‐year arithmetic mean of ROE for the stated plan performance period. The average ROE for each peer will then be sorted high to low and compared to the average ROE for the Company. The percentile ranking, along with a capital governor (CET1 ratio) will determine the payout. The ROE payout will be adjusted by a multiplier between 0% and 100% based on the Company’s CET1 Ratio, which ensures the Company maintains adequate capital levels on a risk adjusted basis. This CET1

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

multiplier will have a maximum value of 100% for a CET1 Ratio of 11.0% or above and a minimum value of 0% for a CET1 Ratio of 10.0% or below. There will be no payout of comparative ROE if CET1 ratio is below 10%.

The Company’s relative TSR has been compared to the KBW NASDAQ Bank Index since 2022. At the end of the performance period, the Company’s actual performance against the performance targets will be computed separately, then added together to obtain the total number of shares awarded.

The Compensation Committee approved the following performance targets for the 2025-2027 performance period:

Cumulative ROE (75%):

PSU Vesting (%)	3 year arithmetic mean of ROE of sorted peer (percentile)

—%	<25th
50%	25th
100%	50th
200%	>75th

CET1 Ratio Governor:

Also included in the determination of the Company's PSU payout is a factor for the Company's CET1 Ratio (defined as Total Ending Common Equity Tier 1 Capital divided by Total Ending Risk Weighted Assets). The CET1 Ratio will be calculated as the 12‐period arithmetic mean of the CET1 Ratio as of the end of each quarter within the stated plan performance period (i.e., Q1 2025 – Q4 2027).

PSU Payout on ROE Performance	CET1 Ratio 12 quarter average

0%	≤10%
Results will be adjusted proportionate to the % decrease	>10.0% - 10.99%
Based solely on the results of relative ROE	≥11%

The Company will interpolate on a straight-line basis between the threshold, target and maximum in each category of performance.

Relative TSR (25%) compared to the KBW Regional Banking Index:

TSR (%)	KBW Regional Banking Index (percentile)

—%	<25th
50%	25th
100%	50th
200%	75th or above

The relative TSR component of LTI will be subject to a 100% maximum if TSR is negative for the performance period. The Company will interpolate on a straight-line basis between the threshold, target and maximum in each category of performance.

50	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

The Compensation Committee approved the same share allocation weightings for 2025 as follows: CSRUs weighted at 30% of the total LTI award, RSAs weighted at 20% of the total LTI award and PSUs weighted at 50% of the total LTI award. Mr. Vecchione recommended LTI grants for each of the NEOs in amounts commensurate with their position and responsibilities, based on available market data for each position, and in consideration of the Consultant's recommendation that executive officer grants result in unvested value between two to three times the executive's base salary as a means of retention. The Compensation Committee approved Mr. Vecchione’s recommendations and made a similar recommendation to the full Board for the CEO's LTI grant that the Board approved.

Name	RSAs (#)	PSUs (#)	CSRUs (#)

VECCHIONE	10,485	26,211	15,726
GIBBONS	5,077	12,692	7,615
CURLEY	3,091	7,725	4,635
BRUCKNER	2,760	6,898	4,138
BOOTHE	1,656	4,139	2,483

2023 PSU Results (2023-2025 Performance Period)

In February 2026, shares of common stock underlying the PSUs granted in 2023 for the 2023–2025 performance period were distributed. For the three-year performance period, the Company achieved cumulative EPS of $22.37, which was below the threshold level of performance. As a result, the cumulative EPS component of the award fully lapsed, reinforcing the Committee’s commitment to a rigorous pay-for-performance framework. Over the same period, the Company’s TSR was 54.8%, ranking at the 87th percentile relative to the KBW Index. This strong relative performance resulted in the Relative TSR component of the award being earned at 200% of target.

Based on the foregoing performance outcomes and the design of the award, the 2023 PSUs were earned at 50% of target and distributed in February 2026, consistent with the terms of the 2023–2025 awards as described in the 2023 CD&A. The table below presents the number and value of PSUs awarded on the grant date, as well as the number and value of PSUs as of December 31, 2025.

Name	PSUs Awarded at Grant (#)	PSU Value at Grant ($)	PSUs Vested (#)	PSUs Vested ($)

VECCHIONE	34,731	2,724,994	17,366	1,618,511

GIBBONS	15,932	1,250,025	7,966	742,431

CURLEY	7,329	575,033	3,665	341,578

BRUCKNER	6,691	524,976	3,346	311,847

BOOTHE	4,302	337,535	2,151	200,473

Cash Settled Restricted Units

In 2025 the Compensation Committee awarded additional cash settled restricted stock units (“CSRU”) to our executive officers. The awards are aimed at addressing executive retention and alignment of management decisions with our stock price. The CSRU structure tracks our stock price performance over a 3-year vesting period and vests in 36 equal installments, and the awards are settled in cash thereby avoiding share dilution.

Hold to Retirement Deferred Stock Units

In 2025, the Company continued executing its growth strategy, including preparations to become a Large Financial Institution. Retaining key employees is essential to maintaining execution discipline, organizational resilience, and sustainable value creation for stockholders. This imperative is intensified by competitive labor market dynamics, as industry peers face similar challenges and actively recruit experienced talent. Ensuring the retention of senior executives is, therefore, critical to the Company's continued success.

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

To balance the need for retention with alignment to long-term value creation for stockholders, the Compensation Committee granted “Hold to Retirement” restricted stock units, which include both a time-vesting requirement and a deferred payment feature. Given the deferred payment feature, we sometimes refer to these awards as Hold to Retirement Deferred Stock Units or DSUs. The Compensation Committee believes that the DSUs serve stockholder interests by further aligning the interests of our executives with those of our long-term stockholders and providing additional retention incentives at a critical time for the Company. The DSUs follow the same design as used for the 2024 DSUs and vest on the later of (i) the one-year anniversary of the grant date and (ii) the participant’s satisfaction of the age- and service-related eligibility criteria for a “qualified retirement” (which means completion of at least five years of service and having a combined age and years of service of at least 60). Termination of employment before the vesting date for any reason (other than due to death or disability) results in forfeiture of the DSUs. Once vested, the DSUs are not paid until the qualified retirement (or earlier death or disability). In addition, the DSUs are forfeited in case of involuntary termination for cause at any time before payment.

The Company does not plan to utilize this DSU design as a long term component of compensation. Rather, we intend to use this DSU award design for a limited period coinciding with our efforts to stabilize key employees and achieve the Company's growth strategy which includes preparing itself to be an LFI. To maximize the program's potential, the credits were front-loaded in 2024, and the award values decreased by over 70% in 2025.

Name	2025 Value ($)	Underlying Shares (#) (1)

VECCHIONE	500,000	5,519
GIBBONS	300,000	3,311
CURLEY	150,000	1,656
BRUCKNER	150,000	1,656
BOOTHE	100,000	1,104

(1)	The number of underlying shares was based on our closing stock price as of the grant date ($90.61 as of February 6, 2025), rounded up to the nearest whole share.

Realizable Pay vs. Target Pay

The Company establishes rigorous performance goals designed to reward executives for delivering sustained value to stockholders. Target compensation represents an opportunity—not a guarantee—and actual outcomes are highly dependent on performance. When results fall short of expectations, compensation is designed to decline accordingly, reinforcing alignment with stockholder interests.

The Company maintains a strong pay-for-performance philosophy. To demonstrate this alignment, we compare target compensation with realizable pay.

Target compensation represents the intended level of pay opportunities for base salary, bonus and long-term incentives. In contrast, realizable pay reflects the compensation actually earned or that may be earned based on performance. It includes base salary and annual incentives paid, as well as the estimated value of unvested long-term incentives, adjusted for share price performance, vesting outcomes, and achievement against established goals. As a result, realizable pay provides a more complete and forward-looking view of compensation outcomes under current performance conditions.

The chart below illustrates the relationship between target and realizable pay for the CEO over the 2023–2025 period and places compensation outcomes in the context of Company performance relative to its compensation peer group.

52	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Over this period, the Company delivered strong, above-median performance on key profitability metrics. Return on equity ranked at the 75th percentile and return on capital employed ranked at the 81st percentile relative to peers, reflecting top-quartile performance and disciplined capital management. Return on assets ranked at the 31st percentile; however, the Company’s absolute performance on this metric was closely aligned with peers, with relatively small differences in underlying results driving wider dispersion in percentile rankings.

All financial data from S&P Capital IQ
(1)

3-year average CEO Target Pay is calculated as follows: (a) Base salary is the base salary cash compensation from FY23-FY25; (b) Annual Bonus is FY23-FY25 target bonus; and (c) Long Term Incentives includes the equity grants made during the FY23-FY25 period, valued at the grant date fair value of the awards. DSUs are excluded.

(2)

3-year average CEO Realizable Pay is calculated as follows: (a) Base salary is base salary cash compensation fromFY23-FY25; (b) Annual Bonus is FY23-FY25 bonus actually paid; and (c) Long Term Incentives include the equity grants made during the FY23-FY25 period, all valued using the Company’s stock price as of December 31, 2025, where PSU awards are based on actual payouts (estimated payouts where the cycle is incomplete), and all other awards are based on the number of shares granted. DSUs are excluded.

Consistent with this performance profile, CEO realizable pay exceeded target pay for the period. This outcome reflects strong financial performance, execution against key operating objectives, and the positive impact of stock price performance on long-term incentive awards.

Overall, realizable pay outcomes are directly aligned with Company performance and stockholder experience. Above-target pay outcomes are supported by strong operational results and stock price appreciation, while the program is designed to reduce compensation when performance declines. This structure reinforces a clear and consistent pay-for-performance framework and aligns executive incentives with the long-term interests of stockholders.

Governance and Other Considerations

Compensation Recovery

The Company adopted a compensation recovery policy in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Clawback Policy") that will apply if the result of a performance measure upon which an award granted in the three preceding fiscal years was based is subsequently restated. Upon such a restatement, the Compensation Committee shall direct the Company to recover any portion of any annual or long-term cash, equity or equity-based incentive paid, provided or awarded to any executive officer, including our NEOs, that represents the excess over what would have been paid based on the restated financial results in accordance with the Clawback Policy.

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

Executive Officer Stock Ownership Guidelines

The Company maintains Stock Ownership Guidelines that apply to our NEOs and other executive officers. The Stock Ownership Guidelines require the Company’s executive officers to own a minimum number of shares of the Company’s common stock, depending on their position and compensation level. Shares that are deemed beneficially owned and credited toward the minimum stock ownership level include: shares of common stock owned outright or for which the executive officer is deemed the beneficial owner under the Securities Exchange Act of 1934, as amended; restricted stock (whether or not the restrictions have lapsed); shares acquired upon stock option exercise or granted upon achievement of specified performance criteria; shares held in a 401(k) or other retirement benefit plan; and shares held in a trust in which the executive officer is either (1) both the grantor and trustee, or (2) a primary beneficiary. Until the minimum ownership level is achieved, the executive officer is required to retain at least 50% of the net after-tax shares received from equity awards. Each NEO currently complies with these requirements by either having achieved the required ownership level or by retaining the required amount of after-tax shares from equity awards

Name	Ownership Guidelines
Vecchione	5x base salary
Gibbons	4x base salary
CURLEY	3x base salary
bRUCKNER	3x base salary
BOOTHE	3x base salary

Insider Trading Policies and Procedures; Hedging and Pledging of Company Securities

The Company has an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Insider Trading Policy and our Stock Ownership Guidelines prohibit any hedging or pledging of Company stock held by directors and employees, including executive officers. Types of activities prohibited by the Insider Trading Policy include short sales of the Company’s securities, transactions in puts, calls or other derivative securities involving the Company’s stock, and zero-cost collars and forward sales contracts. Notwithstanding the foregoing, certain limited exceptions for pledging exist, including (a) shares of Company common stock held in a margin account or pledged as collateral for a loan prior to July 30, 2019, and (b) where the executive or director demonstrates the financial capacity to repay the loans without resorting to the pledged stock, such exception to be granted at the sole discretion of the Governance Committee. Any pledged shares are excluded from required ownership levels, and subject to both individual and collective maximums on Company shares that may be placed in a margin account or otherwise pledged.

Equity Award Grant Practices

The Compensation Committee's practice is to grant equity compensation awards at regularly scheduled meetings, which are scheduled in advance and generally occur after the Company makes its earnings announcements. The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information and the Company does not time the release of material nonpublic information based on equity award grant dates.

Benefits and Perquisites

With limited exceptions, the Company offers executives the same benefit plans that are available to all full-time employees (e.g., participation in our 401(k) Plan and group insurance plans for medical, dental, vision care and prescription drug coverage; basic life insurance; long-term disability coverage; holidays; vacation, etc.), plus voluntary benefits for which an executive may select and pay (e.g., supplemental life insurance).

54	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

In 2025, the Company implemented an executive health benefit designed to support leadership continuity and mitigate potential business disruption. The program is intended to promote proactive health management among senior executives, thereby reducing risk and supporting sustained leadership performance. The cost of the benefit is modest and does not materially increase overall executive compensation expense or alter the Company’s emphasis on performance-based compensation.

The Company believes in a compensation philosophy that deemphasizes benefits and perquisites for NEOs in favor of the performance-based compensation approach described above. The Company does not pay gross-ups and overall perquisites for NEOs continue to be minimal and limited to business-related functions and responsibilities. The cost of these benefits has historically been a small percentage of an NEOs’ overall compensation package. Please see footnote 4 to the Summary Compensation Table below for more information regarding perquisites offered to our NEOs.

Legacy Non-Qualified Deferred Compensation Plan

Under our legacy Western Alliance Bancorporation Nonqualified 401(k) Restoration Plan (“Restoration Plan”), NEOs were able to voluntarily defer cash compensation as part of the Restoration Plan. The Restoration Plan was adopted to allow executive officers to defer a portion of their compensation because they face statutory limits under the Company’s 401(k) Plan. The Restoration Plan was a cost-effective method of providing a market-competitive benefit to the NEOs. Mr. Gibbons is the only legacy participant in the Restoration Plan. For more information on the Restoration Plan, including amounts deferred by the NEOs in 2025, see the Deferred Compensation Plan table and accompanying narrative below.

On December 19, 2025, the Board established the Western Alliance Bancorporation Executive Stock and Bonus Deferral Plan (the “Executive Deferral Plan”). The Executive Deferral Plan is an unfunded nonqualified deferred compensation plan designed to provide certain select employees of the Company, including our NEOs, the opportunity to defer the payment of a portion of annual cash bonus and certain stock compensation. None of our NEOs participated in the Executive Deferral Plan during fiscal year 2025. See below for additional details with respect to the Executive Deferral Plan.

Tax Considerations

Section 162(m) of the Internal Revenue Code (Section 162(m)) generally disallows a tax deduction to a company for compensation in excess of one million dollars paid to certain executive officers. The Compensation Committee views the availability of a tax deduction as a relevant consideration, subject to its primary responsibility of providing a compensation program that attracts, retains and rewards the executive talent necessary for the Company’s success, and it retains the flexibility to award compensation consistent with the goals of the executive compensation program described above.

The Compensation Committee also takes into consideration other tax and accounting provisions in developing the pay programs for the Company’s NEOs. These included special rules applicable to nonqualified deferred compensation arrangements under Code Section 409A and the accounting treatment of various types of equity-based compensation under FASB ASC Topic 718, as well as the overall income tax rules applicable to various forms of compensation.

Evaluation of Company Compensation Plans and Risk

The Compensation Committee engages in a comprehensive risk-based review of the Company’s employee incentive plans no less often than annually. In June 2025, the Compensation Committee met with the Company’s CRO, CHRO and Chief Legal Officer to discuss, evaluate and review all significant Company incentive compensation plans. The Compensation Committee and CRO identified potential risks posed to the Company and risk mitigating factors within the plans. Based on input regarding long-term and short-term risks to the Company, the Compensation Committee ensured the plans include guiding principles, limitations on eligibility, clawbacks and other features, as necessary, to focus employees on long-term value creation rather than short-term results. Based on its most recent review of the compensation plans, an evaluation of the amount of payments made and the number of employees eligible for each plan, and discussions with the Company’s senior risk officers regarding the potential risks and how those risks are limited for each plan, the Compensation Committee determined that none of the Company’s compensation programs are reasonably likely to have a material adverse effect on the Company.

2026 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement for filing with the SEC, and incorporated by reference into our Annual Report on Form 10-K.

Submitted by the Compensation Committee

Robert Latta (Chair)

Bruce Beach

Mary Chris Jammet

Marianne Boyd Johnson

Bryan Segedi

Donald Snyder

56	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Tables

Summary Compensation Table

The following table provides NEO compensation information for each of the past three fiscal years and only for those years that these individuals were considered NEOs. The column entitled “Salary” discloses the amount of base salary earned by each NEO during the year, including amounts earned from Company subsidiaries. The column entitled “Stock Awards” discloses the fair value of an award of stock measured in dollars and calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The column entitled “Non-Equity Incentive Plan Compensation” discloses payments made under the Western Alliance Bancorporation Annual Bonus Plan.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in pension value and nonqualified deferred compensation earnings ($) (3)	All Other Compensation ($) (4)	Total ($)

KENNETH VECCHIONE	2025	1,500,000	5,326,094	4,050,000		93,142	10,969,236
Chief Executive Officer	2024	1,500,000	5,920,833	2,745,000		109,327	10,275,160
	2023	1,400,000	5,765,512	1,491,000		95,517	8,752,029

DALE GIBBONS	2025	919,328	2,641,400	1,985,748		133,160	5,679,636
Vice Chairman and	2024	875,231	3,322,588	1,282,560		114,214	5,594,593
Chief Financial Officer	2023	835,386	2,644,752	712,412		105,710	4,298,260
STEVE CURLEY	2025	626,219	1,572,253	1,315,060		46,716	3,560,248
Chief Banking Officer –	2024	591,058	1,776,896	867,600		48,675	3,284,229
National Business Lines	2023	522,156	1,216,632	371,048		38,496	2,148,332
TIM BRUCKNER	2025	626,219	1,420,644	1,330,089		44,950	3,421,902
Chief Banking Officer –	2024	591,058	1,699,708	867,600		45,197	3,203,563
Regional Banks	2023	517,500	1,110,801	368,325		36,641	2,033,267

TIM BOOTHE	2025	542,479	862,436	965,613	490,060	39,074	2,899,662
Chief Administration	2024	522,019	1,042,884	611,373	258,406	40,769	2,475,451
Officer	2023	495,962	714,143	352,617	444,045	39,633	2,046,400

(1)

Stock awards consisted of restricted stock (RSAs), restricted stock units (CSRUs and DSUs) and performance-based stock units (PSUs). The amounts disclosed represent the aggregate grant date fair value of equity awards granted during the applicable fiscal year and computed in accordance with FASB ASC Topic 718 at the target level of payout. These amounts reflect the total grant date fair value for these awards, and do not correspond to the actual value that will be recognized as income by each of the NEOs when received. For additional information with respect to the fair value of equity awards granted in 2025, please refer to the footnotes to the Grants of Plan-Based Awards During 2025 table.

For 2025, the aggregate grant date fair value of equity awards reported reflects the grant date fair value of PSUs plus the grant date fair value of time-vested RSA, CSRU and DSU awards (including DSU-related dividends) granted to the NEOs. The grant date fair value of the relative ROE portion of the PSUs at the maximum level of achievement is $4,969,999 for Mr. Vecchione, $2,406,594 for Mr. Gibbons, $1,464,776 for Mr. Curley, $1,307,964 for Mr. Bruckner and $784,816 for Mr. Boothe. The Grants of Plan-Based Awards During 2025, Outstanding Equity Awards at Fiscal Year End and the Stock Vested and Options Exercised in 2025 tables include additional information with respect to all awards outstanding as of December 31, 2025, or vesting during 2025. Each participant that received a PSU award was awarded a specific number of target units that will be earned by the participant at the end of a three-year performance period based on the Company’s relative ROE and relative TSR. Please refer to the “Long-Term Equity Incentive Compensation” section of the CD&A in this proxy statement for more details regarding our equity compensation program.

2026 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

(2)

The amounts in this column reflect cash awards earned under the 2025 Annual Bonus Plan and the LFI Bonus Plan, which are discussed in more detail under the section entitled "2025 Annual Bonus Determination.” The amounts reported for fiscal year 2025 were based on fiscal year 2025 performance and paid to all of the NEOs in March 2026. The Non-Equity Incentive Plan Compensation was fully payable as of December 31, 2025.

(3)

The amounts shown in this column represent the aggregate change in actuarial present value of accumulated pension benefits for the NEO participating in the Company’s Supplemental Early Retirement Plan (“SERP”). The SERP was assumed in the acquisition of Bridge Capital Holdings on June 30, 2015, and, therefore, the only named executive officer participating in the SERP is Mr. Boothe. The amounts represented above may fluctuate significantly in a given year depending on a number of factors that affect the formula to determine pension benefits, including years of service, earnings and actuarial assumptions. A discount rate of 4.83% was used to determine the present value of the accumulated benefit. The Company has not provided above-market or preferential earnings on non-qualified deferred compensation under its Restoration Plan and, accordingly, no such amounts are reflected in this column.

(4)

The amounts in this column summarize the amounts included in the “Other Compensation Table for Fiscal Year 2025” table that follows, which reflects the types and dollar amounts of perquisites and other personal benefits, and other compensation items provided to the NEOs during fiscal year 2025 based on actual costs incurred by the Company during 2025 for such benefits.

Other Compensation Table for Fiscal Year 2025

Name	Registrant Contributions to 401(k) Plan ($) (1)	Registrant Contributions to Restoration Plan ($) (2)	Dividends on Restricted Shares ($)	Car Allowance ($)	Total ($)

VECCHIONE	17,500	—	63,642	12,000	93,142
GIBBONS	17,500	72,650	31,010	12,000	133,160
CURLEY	17,500	—	17,216	12,000	46,716
BRUCKNER	17,500	—	15,450	12,000	44,950
BOOTHE	17,500	—	9,574	12,000	39,074

(1)

In 2025, the Company matched 100% of the executive’s first 5% of compensation contributed to each plan. Each executive is fully vested in his contributions. Earnings are calculated based on employees’ election of investments, and distributions are made at the normal retirement date, termination of employment, disability or death.

(2)	For information on the Company’s contributions to the Restoration Plan, see the Nonqualified Deferred Compensation Table and accompanying narrative below.

GRANTS OF PLAN-BASED AWARDS DURING 2025

The following table contains information about estimated payouts under non-equity incentive plans and long-term equity incentive awards made to each NEO during 2025.

•	“ABP” is the annual incentive cash award payable pursuant to our 2025 Annual Bonus Plan.
•	“LFIP” is the annual incentive cash award payable pursuant to our 2025 LFI Bonus Plan.
•	“PSUs” are performance-based stock unit awards subject to performance-based vesting.
•	“RSAs” are restricted stock awards subject to time-based vesting.
•	"CSRUs" are cash settled restricted stock units subject to time-based vesting.
•	"DSUs" are the Hold to Retirement Deferred Stock Units that are subject to both time-based vesting and deferred payment.

58	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

For a more complete understanding of the table, please read the related narrative following the table.

	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Awards(1)
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	($)

KENNETH VECCHIONE
ABP		1,440,000	2,250,000	4,162,500
LFIP		0	—	337,500
DSU	2/6/2025							5,519	500,077
CSRU	2/6/2025							15,726	1,357,154
PSU	2/6/2025				13,106	26,211	52,422		2,484,999
RSA	2/6/2025							10,485	950,046
DALE GIBBONS
ABP		710,400	1,110,000	2,053,500
LFIP		0	—	165,479
DSU	2/6/2025							3,311	300,010
CSRU	2/6/2025							7,615	657,175
PSU	2/6/2025				6,346	12,692	25,384		1,203,297
RSA	2/6/2025							5,077	460,027
STEVE CURLEY
ABP		483,840	756,000	1,398,600
LFIP		0	—	112,719
DSU	2/6/2025							1,656	150,050
CSRU	2/6/2025							4,635	400,001
PSU	2/6/2025				3,863	7,725	15,450		732,388
RSA	2/6/2025							3,091	280,076
TIM BRUCKNER
ABP		483,840	756,000	1,398,600
LFIP		0	—	112,719
DSU	2/6/2025							1,656	150,060
CSRU	2/6/2025							4,138	357,109
PSU	2/6/2025				3,449	6,898	13,796		653,982
RSA	2/6/2025							2,760	250,084
TIM BOOTHE
ABP		348,800	545,000	1,008,250
LFIP		0	—	81,372
DSU	2/6/2025							1,104	100,033
CSRU	2/6/2025							2,483	214,283
PSU	2/6/2025				2,070	4,139	8,278		392,408
RSA	2/6/2025							1,656	150,050

(1) Fair value of dividends earned quarterly in 2025 on Mr. Vecchione's DSU grant: 2/28 $14,776; 5/30 $14,699; 8/29 $2,060; 11/28 $2,283. Fair value of dividends earned quarterly in 2025 on Mr. Gibbons' DSU grant: 2/28 $9,127; 5/30 $9,124; 8/29 $1,254 11/28 $1,386. Fair value of dividends earned quarterly in 2025 on Mr. Curley's DSU grant: 2/28 $4,259; 5/30 $4,200; 8/29 $627; 11/28 $652. Fair value of dividends earned quarterly in 2025 on Mr. Bruckner's DSU grant: 2/28 $4,085; 5/30 $4,055; 8/29 $627; 11/28 $652. Fair value of dividends earned quarterly in 2025 on Mr. Boothe's DSU grant: 2/28 $2,434; 5/30 $2,462; 8/29 $358; 11/28 $408.

Non-Equity Incentive Plan Awards (Columns 3-5) The amounts reported in these columns reflect threshold, target and maximum award amounts for fiscal year 2025 pursuant to the 2025 Western Alliance Bancorporation Annual Bonus Plan and the LFI Bonus Plan, which are performance-based compensation plans. The actual amounts earned by each NEO pursuant to such plans are set forth in the Non-Equity Incentive Compensation Column of the Summary Comensation Table.

Equity Incentive Plan Awards (Columns 6-8) The amounts reported in these columns reflect threshold, target and maximum award amounts for the 2025-2027 performance cycle pursuant to the PSUs issued as part of our 2025 annual equity awards. The actual amounts, if any, earned by each NEO pursuant to such awards are determined by the Compensation Committee at the end of the three-year performance cycle and are based on the Company’s relative ROE and relative TSR during the performance period.

2026 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

Stock Awards (Column 9) The amounts reported in the 9th column reflect the number of shares underlying restricted stock and restricted stock unit awards that were granted as part of our 2025 annual equity awards. These are time-vested awards which (1) for RSAs will vest 50% on the second and third anniversaries of the grant date; (2) for CSRUs will vest and pay monthly during the 36-month period from March 2025 through February 2028; and (3) for DSUs will vest at the later of the first anniversary of the grant date and the executive’s attainment of the age and service requirements for qualified retirement (or earlier in case of death or disability).

Grant Date Fair Value (Column 10) The grant date fair value for all equity awards issued as part of our 2025 annual equity awards are calculated in accordance with FASB ASC Topic 718 for awards with both a market and performance condition. For CSRUs, we use a value based on the closing stock price on the grant date adjusted for the lack of dividend rights. For the DSUs and RSAs, we use a restricted stock fair market value, based on the closing stock price on the grant date. In the case of PSUs, the fair value for the EPS portion of the awards is based on the closing stock price on the grant date adjusted for the lack of dividend rights and the target number of shares, which the company currently estimates as a probable outcome. The fair value for the relative TSR portion of the awards is determined on the grant date using a Monte Carlo simulation. The fair value for each component is calculated independently of one another. Depending on whether or to what extent the respective performance criteria are met, the number of shares for which the performance units are settled may range from zero to 200%.

60	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information concerning outstanding stock awards and unvested RSAs, PSUs, CSRUs and DSUs held by each NEO as of December 31, 2025. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. We computed the market value of stock awards by multiplying the closing market price of our stock on December 31, 2025 ($84.07), by the number of shares of unvested stock.

			Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

KENNETH VECCHIONE
	2/6/2025	11,356	954,699
	2/6/2025	5,519	463,982	52,422	4,407,118
	2/6/2025	10,485	881,474
	2/6/2024	7,559	635,485
	2/6/2024	12,945	1,088,286	64,722	5,441,179
	2/7/2023	17,366	1,459,960	17,366	1,459,918
DALE GIBBONS
	2/6/2025	5,495	461,965
	2/6/2025	3,311	278,356	25,384	2,134,033
	2/6/2025	5,077	426,823
	2/6/2024	3,982	334,767
	2/6/2024	6,835	574,618	34,174	2,873,008
	2/7/2023	7,966	669,702	7,966	669,702
STEVE CURLEY
	2/6/2025	3,345	281,214
	2/6/2025	1,656	139,220	15,450	1,298,882
	2/6/2025	3,091	259,860
	2/6/2024	2,325	195,463
	2/6/2024	3,970	333,758	19,848	1,668,621
	2/7/2023	3,665	308,075	3,665	308,075
TIM BRUCKNER
	2/6/2025	2,988	251,201
	2/6/2025	1,656	139,220	13,796	1,159,830
	2/6/2025	2,760	232,033
	2/6/2024	2,219	186,551
	2/6/2024	3,798	319,298	18,986	1,596,153
	2/7/2023	3,346	281,298	3,346	281,256
TIM BOOTHE
	2/6/2025	1,793	150,738
	2/6/2025	1,104	92,813	8,278	695,931
	2/6/2025	1,656	139,220
	2/6/2024	1,361	114,419
	2/6/2024	2,330	195,883	11,650	979,416
	2/7/2023	2,151	180,835	2,151	180,835

(1)

RSAs granted in 2023, 2024 and 2025 vest in two equal annual installments on the 2nd and 3rd anniversaries of the grant date. CSRUs granted in 2024 and 2025 vest in 36 monthly installments from March 2024 through February 2027 and March 2025 through February 2028, respectively. DSUs granted in 2025 vest at the later of the first anniversary of the grant date and the executive’s attainment of the age and service requirements for qualified retirement (or earlier in case of death or disability).

(2)

Based on performance through the end of 2025, amounts shown represent the Company achieving 50% payout for the PSUs granted in 2023 and achieving maximum performance goals for the PSUs granted in 2024 and 2025. PSUs vest and pay out after the end of the applicable performance period (after performance results are determined and no later than March 15).

2026 PROXY STATEMENT	61

EXECUTIVE COMPENSATION

Options Exercised and Stock Vested in 2025

The following table provides information concerning the vesting of stock awards during 2025 for each of the NEOs on an aggregate basis. The table reports the number of shares of stock that have vested; and the aggregate dollar value realized upon vesting of stock. For stock awards that vested in 2025, the aggregate dollar amount realized upon vesting was computed by multiplying the number of shares of stock by the market value of our common shares on the vesting date. Information regarding exercises of stock options has been omitted because no stock options exist to be exercised by NEOs during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

KENNETH VECCHIONE	70,243	5,553,557

DALE GIBBONS	38,726	3,018,352

STEVE CURLEY	18,011	1,397,393

TIM BRUCKNER	16,991	1,317,628

TIM BOOTHE	10,857	847,460

Pension Benefits for 2025

While we do not offer any pension benefits for any of our employees, we do maintain the Bridge Bank, National Association SERP in which Mr. Boothe participates. The following table sets forth information regarding pension benefits accrued during the last fiscal year for Mr. Boothe. None of our other NEOs accrued any pension benefits in 2025.

	Pension Benefits Table
Name	Plan Name	Number of Years of Credited Service (1) (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)

TIM BOOTHE	SERP	25	3,068,671	—

(1)

The figures shown are determined as of the plan’s measurement date during 2025 under FASB ASC Topic 715, Retirement Benefits, for purposes of our audited financial statements. The Company used a 4.83% discount rate with 25 years of credited service to determine the present value of the accumulated benefit as of December 31, 2025. The benefit amount is calculated as a percentage of the final three full calendar years average compensation multiplied by the fraction (not more than 1) of years of service over the accrual years threshold. The benefits are fully vested over 10 years of service, and they are payable in 15 annual installments, starting upon retirement at normal retirement age, which is age 65 (or age 62 if employee’s years of service are in excess of the accrual years threshold). Benefits will be actuarially reduced upon retirement at an age that is earlier than the normal retirement age. Mr. Boothe is 100% vested in his benefits as of December 31, 2025: he has well over 10 years of service (greater than the 10 years accrued threshold specified in the SERP) and his normal retirement age, therefore, is 62.

Nonqualified Deferred Compensation in 2025

The Company sponsors the Restoration Plan, a non-qualified deferred compensation plan available only to certain executives. Under the 401(k) Plan, there is a statutory limit on the amount of compensation that can be taken into consideration in determining participant contributions and the Company’s matching contributions. The Restoration Plan allows participants to contribute 6% of their base salary and bonus compensation payable under the Annual Bonus Plan, without regard to the statutory compensation limit, but offset by participant contributions actually made under the 401(k) Plan. The Company makes matching contributions of 50% of the deferred amount up to 3% of all compensation as offset by the amount of matching contributions made on the participant’s behalf under the 401(k) Plan.

62	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

The 2024 DSU plan, also referred to as the “Hold to Retirement” restricted stock units or DSUs, includes units that vest on the later of (1) the one-year anniversary of the grant date and (2) the participant’s satisfaction of the age- and service-related eligibility criteria for a “qualified retirement” (which means completion of at least five years of service and having a combined age and years of service of at least 60). Termination of employment before the vesting date for any reason (other than due to death or disability) results in forfeiture of the DSUs. Once vested, the DSUs are paid in a single lump sum in share upon the earlier of a qualified retirement, death or disability. In addition, DSUs are forfeited in case of involuntary termination for cause at any time before payment. If a cash dividend is paid with respect to the shares of stock underlying the DSUs, the NEO would be credited as of the applicable dividend payment date with an additional number of whole and factional dividend equivalent units equal to (1) the total cash dividend the NEO would have received had the units been actual shares of stock divided by (2) the fair market value of a share of stock as of the applicable dividend payment date. The dividend equivalent units are subject to the same vesting and payment provisions otherwise applicable to the DSUs.

The following table provides information with respect to the Restoration Plan and DSUs. The amounts shown include compensation earned and deferred in prior years, and earnings on, or distributions of, such amounts. The column “Executive Contributions in 2025” indicates the aggregate amount contributed to such plans by each NEO during 2025. In 2025, no NEO received preferential or above-market earnings on deferred compensation, and no withdrawals or distributions were made.

Name	Executive Contributions in 2025 ($)	Registrant Contributions in 2025 ($) (1)	Aggregate Earnings in 2025 ($) (2)	Aggregate Balance at 12/31/25 ($)

KENNETH VECCHIONE
DSU 6/17/2024	—	2,371,182	498,211	2,869,393
Restoration Plan	—	—	—	—

DALE GIBBONS
DSU 6/17/2024	—	1,481,989	311,224	1,793,213
Restoration Plan	145,301	72,650	68,799	1,725,962

STEVE CURLEY
DSU 6/17/2024	—	681,708	143,103	824,811
Restoration Plan	—	—	—	—

TIM BRUCKNER
DSU 6/17/2024	—	652,117	136,964	789,081
Restoration Plan	—	—	—	—

TIM BOOTHE
DSU 6/17/2024	—	400,176	83,899	484,075
Restoration Plan	—	—	—	—

(1)

Amounts in this column with respect to the Restoration Plan are included in the Summary Compensation Table, in the “All Other Compensation” column, and as a portion of the “Registrant Contributions” column in footnote (3) to that table. Amounts with respect to DSUs represent the value of the DSUs on the date in 2025 when they became vested. These amounts were included in the Stock Vested Table but not as 2025 compensation in the Summary Compensation Table. Instead, the grant date fair value of the DSUs was included as compensation under the Stock Awards column in the Summary Compensation Table for the year of grant.

(2)

Aggregate Earnings in 2025 are the difference between the Aggregate Balance at year-end and the Registrant Contributions in 2025 value. The Aggregate Earnings in 2025 for the DSUs reflect a combination of changes in stock price and the dividend equivalents credited during the year after vesting.

In December 2025, the Board established the Executive Deferral Plan. The Executive Deferral Plan is an unfunded nonqualified deferred compensation plan designed to provide certain select employees of the Company the opportunity to defer the payment of a portion of annual cash bonus and certain stock compensation. The Executive Deferral Plan permits the Compensation Committee to designate qualifying employees as eligible executives, which are generally limited to the members of the Company’s Executive Leadership Team. Each plan year the Executive Deferral Plan permits designated executives to elect to defer 0%, 25%, or 50% of each form of eligible compensation earned during the applicable plan year. The Executive Deferral Plan does not permit Company contributions. Deferrals are credited to the participant’s account as deferred stock units. Deferred stock compensation remains subject to the underlying award’s vesting schedule. Deferred stock compensation is further eligible to earn dividend equivalents if a cash dividend is paid with respect to the shares of stock underlying such deferred stock unit. Upon a participant’s separation from service, a participant’s account will be distributed based on the participant’s payment election made at the time

2026 PROXY STATEMENT	63

EXECUTIVE COMPENSATION

of deferral. A participant can elect to have deferrals paid (1) as either two or three annual installments following separation from service for any annual cash bonus deferred for the plan year, and (2) either two or three annual installments following separation from service for any stock compensation deferred for the plan year. Upon the death of the participant, any outstanding, vested balance under the participant’s account will be paid to the participant’s beneficiary in a single lump sum. Any portion of an annual cash bonus deferred to a participant’s account is subject to the Clawback Policy. None of our NEOs participated in the Executive Deferral Plan during fiscal year 2025.

CEO Pay Ratio

We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive. The Compensation Committee reviewed a comparison of Mr. Vecchione's, who was our CEO on the measurement date, pay to the pay of all our employees in 2025. The compensation for our CEO in 2025 was approximately 110 times the pay of our median employee.

110:1 CEO Pay Ratio

Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K and the final rules issued under Section 953(b) of the Dodd‑Frank Act. As permitted under Section 953(b), we have elected to use the same median employee for this disclosure as was used in our proxy statements for the 2024 and 2025 Annual Meetings of Shareholders. There has been no material change in our employee population that we believe would significantly impact this disclosure. We identified the median employee by examining the total compensation for all individuals, excluding Mr. Vecchione, who were employed by us on December 1, 2025. To determine total compensation, we used: (1) the W-2 Gross Wages amount for all active employees who were employed during the entire 2025 calendar year; and (2) the annualized gross compensation amount for mid-year hires using December 1, 2025, payroll data. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not include retired employees or employees on long term leaves of absence who may have received compensation during the course of the year. We did not make any assumptions, adjustments, or estimates with respect to total cash or equity compensation, other than annualizing the compensation for any active employees that were not employed by us for all of 2025.

After identifying the median employee based on total compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2025 Summary Compensation Table in this proxy statement. Accordingly, our median employee for 2025 received total compensation in the amount of $99,259, whereas our CEO’s total compensation for 2025 totaled $10,969,236, such that our 2025 CEO to median employee pay ratio was approximately 110:1.

64	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Pay Versus Performance

The following table and supporting narrative contain information regarding "compensation actually paid" to our NEOs for each of the indicated fiscal years ended on December 31, and the relationship to company performance.

Pay Versus Performance Table

			Average Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)	for Non- PEO Named Executive Officers ($) (2)	to Non-PEO Named Executive Officers ($) (2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (3)	Net Income ($M)	Return on Equity (4)

2025	$10,969,236	$11,033,937	$3,890,362	$3,864,791	$155	$153	$991	12.9%

2024	$10,275,160	$15,081,111	$3,639,459	$5,020,910	$151	$143	$788	12.2%

2023	$8,752,029	$3,865,078	$2,631,565	$1,430,971	$117	$127	$722	12.6%

2022	$8,195,178	$2,246,805	$2,463,991	$909,058	$102	$127	$1,057	20.7%

2021	$7,323,619	$21,611,192	$2,906,340	$7,042,849	$182	$137	$899	22.3%

(1)
Reflects compensation for our CEO, Kenneth Vecchione, who served as our Principal Executive Officer (PEO) in 2021, 2022, 2023, 2024 and 2025. Mr. Vecchione was on a medical leave of absence for the final 20 days of 2024 through April 2025 and Mr. Gibbons was appointed interim Chief Executive Officer on December 16, 2024, until Mr. Vecchione returned and assumed his duties as CEO. Mr. Gibbons received no additional compensation for this interim role and, therefore, the information in this table reflects only the compensation of Mr. Vecchione as our PEO. Mr. Gibbons’ compensation is reported as average non-PEO NEO compensation, as further noted in footnote 2 to this table
(2)
Reflects compensation for Dale Gibbons, Randall Theisen, Timothy Boothe, and Robert Sarver in 2021; and Dale Gibbons, Timothy Boothe, Tim Bruckner, and Steve Curley in 2022, 2023, 2024 and 2025, as shown in the Summary Compensation Table for each respective year.
(3)
Peer Group used for TSR comparisons reflects the KBW Regional Banking Index.
(4)
Reflects the Company's comparative return on equity with CET1 ratio governor.

2026 PROXY STATEMENT	65

EXECUTIVE COMPENSATION

To calculate “compensation actually paid” to our PEO and non-PEO NEOs the following adjustments were made to Summary Compensation Table total pay:

	2025
Adjustments	PEO	Avg. Non-PEO NEOs

Total Compensation as reported in Summary Compensation Table	$10,969,236	$3,890,362

Pension values reported in Summary Compensation Table for covered fiscal year	$—	$(122,515)

Pension value attributable to covered fiscal year's service and any change in pension value attributable to plan amendments made in the covered year	$—	$68,010

Fair value of equity awards granted during covered fiscal year as reported in the Summary Compensation Table	$(5,326,094)	$(1,624,183)

Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year - valued at year-end	$6,130,582	$1,862,673

Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year - valued on date of vesting	$344,679	$103,522

Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(817,129)	$(206,896)

Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	$(267,337)	$(106,182)

Compensation Actually Paid	$11,033,937	$3,864,791

The equity awards included above comprise PSUs, RSAs, CSRUs and DSUs from 2022 through 2025.

The amounts reflect the fair value of equity awards as of the applicable year-end or vesting date, as required under SEC rules. Measurement-date fair values are determined using assumptions consistent with those used in calculating grant-date fair value. PSU values are adjusted to reflect an accrued payout factor based on assumptions consistent with those used for ASC 718 purposes, as well as the closing stock price on the applicable measurement date.

66	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Actually Paid Versus Company Performance

The following charts provide a visual description of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO NEOs, to aspects of the Company’s financial performance as included in the Pay Versus Performance Table on the prior pages.

PEO and average non-PEO NEO CAP vs Company TSR and KBW Index

PEO and average non-PEO NEO CAP vs GAAP Net Income

2026 PROXY STATEMENT	67

EXECUTIVE COMPENSATION

PEO and average non-PEO NEO CAP vs Return on Equity

Tabular List of Company Performance Measures

The following table alphabetically lists the measures we believe are most important in linking compensation actually paid to company performance during 2025.

(1) Adjusted EPS

(2) Comparative ROE

(3) Net Charge-Off Ratio

(4) Non-Credit Enhanced Deposit Growth

(5) Organic Loan Growth

(6) Operating Noninterest Income

(7) Relative TSR

Further details on these measures and how they feature in our compensation plans can be found in our Compensation Discussion and Analysis, pages 40-55.

Potential Payments upon Termination or Change in Control

The Company sponsors the amended and restated Western Alliance Bancorporation Severance and Change in Control Plan (the “Severance Plan”). Under the Severance Plan, certain executives, including the Company’s NEOs, who are designated by the Board and who enter into individual participation agreements are eligible to participate in the Severance Plan and to receive severance and certain other payments under the circumstances set forth in the Severance Plan. All current NEOs are eligible for severance benefits payable pursuant to the Severance Plan, subject to execution of participation agreements and the conditions provided therein.

The Severance Plan generally provides that severance benefits will be paid upon:

68	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

•

the termination of an executive’s employment for unsatisfactory work performance (as defined in the Severance Plan, “Poor Performance”) that does not provide grounds for termination with Cause (as defined in the Severance Plan);

•	the termination of an executive’s employment without Cause (other than a termination for Poor Performance) by the Company or an Affiliate (as defined in the Severance Plan;
•

a retirement at or after age sixty with at least ten years of continuous service (as defined under the Company’s Amended and Restated 2005 Stock Incentive Plan (the "Stock Incentive Plan")) (a “Qualified Retirement”); and

•

the termination of an executive’s employment without Cause (other than a termination for Poor Performance) or by the executive for Good Reason (each as defined in the Severance Plan), in either case within the twenty-four month period following a Transaction Event (as defined below) (or, in limited cases, within six months preceding a Transaction Event) (a “Transaction Event Termination”).

Under the Severance Plan, in the event of a qualifying termination of employment in any of the circumstances described above, and contingent upon the executive’s execution of a binding release agreement and waiver of claims, the executive will be entitled to receive Accrued Benefits (as defined in the Severance Plan), payable in accordance with the Company’s normal payroll practice, and the severance and other payments set forth in the Severance Plan. Following a termination for Poor Performance, the executive will receive a lump sum cash payment in an amount equal to nine months of the executive’s annual base salary for the year in which the termination occurs.

Following a termination without Cause (other than a termination for Poor Performance), the executive will receive (i) a lump sum cash payment in an amount equal to one-and-a-half times the executive’s annual base salary for the year in which the termination occurs, plus (ii) a lump sum payment in an amount equal to the sum of (A) any annual bonus earned in the plan year prior to the plan year in which the termination occurs but which was unpaid as of the separation and (B) the greater of the target incentive bonus amount as set by the Compensation Committee or an amount equal to the average incentive bonus paid to the over the last three completed calendar years, plus (iii) a lump sum cash payment in an amount equal to the Company’s portion of premiums paid for continuation coverage for up to twenty-four months following termination of employment pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985. All equity awards, whether subject to time-based or performance-based vesting, would continue to vest as if the NEO had remained employed through the one-year anniversary of the date of the NEO’s termination, with performance-based awards vesting at actual performance levels. Following a Qualified Retirement, the executive will be entitled to receive a lump sum cash payment of a pro rata amount of the executive’s annual bonus for the year in which the Qualified Retirement occurs, based on the Company’s actual projected performance at the time of the Qualified Retirement. With respect to a Transaction Event Termination, pursuant to the Severance Plan, a Transaction Event is defined as:

•	the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity;
•	a sale of all or substantially all of the assets of the Company to another person or entity; or
•

any transaction (including a merger or reorganization, in which the Company is the surviving entity), which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning 40% or more of the combined voting power of all classes of stock of the Company, including where, for the avoidance of doubt, a majority of the individuals who constitute the Board and the Company’s Officers immediately prior to the Merger of Equals remain in effective control of the Company following the Merger of Equals.

2026 PROXY STATEMENT	69

EXECUTIVE COMPENSATION

Severance benefits in the event of a Transaction Event consist of:

•

a single lump sum cash severance payment in an amount equal to the sum of (i) two times the executive’s base salary, and (ii) two times the executive’s annual bonus amount (other than Mr. Vecchione, whose severance multiple is three times the sum of his base salary plus annual bonus);

•	payment of any annual bonus that the executive earned in the prior year, but which was unpaid as of the executive’s separation from service;
•

to the extent the executive had any outstanding equity awards at the time of executive’s separation from service, the Company shall provide that the equity awards shall receive the same vesting treatment as provided under the executive’s participation agreement as if the executive’s separation from service had occurred immediately following a Transaction Event, with the date of the Transaction Event serving as the date the executive is deemed to have incurred a separation from service for purposes of determining any vesting in connection therewith;

•	payment of a pro rata amount of the executive’s target annual bonus amount for the year in which the executive’s separation from service occurs, based on the number of days elapsed in the year; and
•	payment of the Company’s portion of the cost of continuing coverage under the Company’s group health benefit plan for the executive and the executive’s family for a period of up to 24 months.

If any amount or benefits to be paid or provided to an executive under the Severance Plan or any other arrangement would trigger the excise tax imposed on “excess parachute payments,” the executive’s payments and benefits will be reduced to one dollar less than the amount that would cause the payments and benefits to be subject to the excise tax, unless the executive would be better off (on an after-tax basis) receiving all payments and benefits and paying all applicable excise and income taxes.

The payment of benefits under the Severance Plan is conditioned upon the executive executing both a participation agreement and a general release in favor of the Company and is subject to the terms of the non-competition, non-solicitation and confidentiality covenants agreed to between each executive and the Company.

The Stock Incentive Plan provides for the treatment of outstanding options and shares of restricted stock upon the occurrence of a Change in Control. In the event of a Change in Control, unless the successor entity or a parent or subsidiary thereof has agreed in writing to assume or continue the Company’s outstanding restricted stock awards or to substitute new awards to replace such outstanding awards of the Company, then the outstanding unvested restricted stock awards will vest in full, and the Board of Directors may elect, in its sole discretion, either to provide that all restricted stock will be exercisable for a period of 15 days prior to, and contingent upon, the consummation of the Corporate Transaction or to cancel any outstanding restricted stock in exchange for an amount of cash or securities. With respect to performance shares, the stock unit agreements provide that, in the event of a Change in Control, the vesting of the 2024, 2025 and 2026 performance shares shall be determined based on performance for the portion of the performance period that elapsed prior to the Change in Control.

In addition, if an executive is terminated by the Company without cause or resigns for good reason within two years following a corporate transaction, DSUs, also referred to as the “Hold to Retirement” restricted stock units, that were assumed in the corporate transaction will accelerate and vest upon such termination. Under the Restoration Plan, the Company’s matching contribution in the executive’s account (and all earnings thereon) will become 100% vested immediately (if not already vested) upon a change in control of the Company. Assuming a change in control or other vesting event occurred on December 31, 2025, the vesting benefit pursuant to the Restoration Plan to each NEO would have been $1,725,962 for Mr. Gibbons, and $0 for the CEO and other NEOs.

70	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

The table below reflects the amount of compensation that would have become payable to each of our NEOs under then existing plans if the NEO’s employment had been involuntarily terminated or the NEO resigned for Good Reason immediately following a Change in Control on December 31, 2025. The actual amounts that would be paid upon a NEO’s termination of employment or in connection with a Change in Control can be determined only at the time of any such event. Due to a number of factors that may affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be higher or lower than indicated in the table. Factors that could affect these amounts include the timing during the year of any such event, our stock price, the attained level of performance for performance units, and any additional agreements or arrangements we may enter into in connection with any change in control or termination of employment. For a more complete understanding of the table, please read the narrative disclosures that follow the table.

Name	Cash Severance ($)	Bonus ($)	Stock Awards ($)	Welfare & Other Benefits ($)	Total ($)

KENNETH VECCHIONE	11,250,000	4,050,000	17,829,926	40,396	33,170,322

DALE GIBBONS	4,070,000	1,985,748	8,926,519	27,168	15,009,435

STEVE CURLEY	2,772,000	1,315,060	5,099,022	39,397	9,225,479

TIM BRUCKNER	2,772,000	1,330,089	4,720,196	26,934	8,849,219

TIM BOOTHE	2,180,000	965,613	2,894,102	40,415	6,080,130

Cash Severance (Column 2) The cash severance amount upon a change in control termination for all NEOs other than Mr. Vecchione represents a lump sum payment equal to the sum of (i) two times the NEO’s base salary as of December 31, 2025, and (ii) two times the NEO’s annual bonus. Mr. Vecchione’s cash severance multiple is three times. Annual bonus for purposes of cash severance is calculated as the greater of (i) NEO’s target incentive bonus amount as set by the Compensation Committee or (ii) an amount equal to the average incentive bonus paid to the NEO over the last three (3) completed calendar years.

Bonus (Column 3) The bonus amount represents the pro-rata payment of the annual bonus based on the number of days that the NEO was employed by the Company during the fiscal year. Because we have assumed that the applicable termination of employment occurred on the last day of our 2025 fiscal year, the amounts reported in this column represent the full annual bonus award payable to each NEO for 2025.

Stock Awards (Column 4) The amounts reported represent the value that would have been attained upon the full vesting of all unvested restricted stock, performance share awards, CSRUs and DSUs held by the NEO as of December 31, 2025. Amounts attributable to performance shares reflect vesting of 2023 performance share awards based on achievement of 50% of target and assume that the 2024 and 2025 performance shares would have vested at target performance (100%). The value of each share of restricted stock and performance share subject to accelerated vesting is equal to our common stock’s closing market price per share of $84.07 on December 31, 2025.

Welfare & Other Benefits (Column 5) Represent the lump sum amount equal to the Company portion of the cost of continuing coverage under the Company’s group health benefits plan for the NEO and the NEO’s family (if the NEO qualifies for and elects that coverage) for a period of up to twenty-four (24) months. Amounts are based on premiums paid on the executive’s behalf in 2025.

2026 PROXY STATEMENT	71

EXECUTIVE COMPENSATION

Non-Change in Control Severance

The table below reflects the amount of compensation that would have become payable to each of our NEOs under the existing plans if the NEO’s employment had been involuntarily terminated without Cause (other than a termination for Poor Performance) prior to a Change in Control on December 31, 2025. Upon an involuntary termination for Poor Performance, the Company shall make a lump sum cash severance payment to the NEO in an amount equal to nine months of the NEO’s Base Salary in effect at the time of the termination, resulting in payment of $1,125,000 to Mr. Vecchione, $693,750 to Mr. Gibbons, $472,500 to Messrs. Curley and Bruckner and $408,750 to Mr. Boothe.

	Non-CIC Cash Severance ($)	Bonus ($)	Stock Awards ($)	Welfare & Other Benefits ($)	Total ($)

KENNETH VECCHIONE	2,250,000	2,250,000	2,530,129	40,396	7,070,525

DALE GIBBONS	1,387,500	1,110,000	1,273,787	27,168	3,798,455

STEVE CURLEY	945,000	756,000	631,912	39,397	2,372,309

TIM BRUCKNER	945,000	756,000	597,317	26,934	2,325,251

TIM BOOTHE	817,500	545,000	381,930	40,415	1,784,845

Cash Severance (Column 2) The cash severance amount upon an involuntary termination prior to a change in control (without Cause) for all NEOs represents a lump sum payment equal to one and one-half times the NEO’s base salary as of December 31, 2025.

Bonus (Column 3) The bonus amount represents a pro rata amount of the NEO’s target annual bonus for the Plan Year in which the Executive’s Separation from Service occurs, based on the number of days elapsed in the Plan Year as of the Executive’s Separation from Service. Target annual bonus for purposes of cash severance is calculated as the greater of (i) NEO’s target incentive bonus amount as set by the Compensation Committee or (ii) an amount equal to the average incentive bonus paid to the NEO over the last three (3) completed calendar years.

Stock Awards (Column 4) The amounts reported represent equity awards outstanding upon an involuntary termination prior to a change in control (without Cause) as of December 31, 2025. All equity awards, whether subject to time-based or performance-based vesting, shall continue to vest as if the NEO had remained employed through the one-year anniversary of the date of the NEO’s termination, with performance-based awards vesting at actual performance. Amounts attributable to performance shares reported in this table reflect the actual achievement of 50% for the 2023 target performance share awards and, with respect to the 2024 and 2025 performance shares, reflect performance assuming target (100%) performance level. The value of each share of restricted stock and performance share subject to accelerated vesting is equal to our common stock’s closing market price per share of $84.07 on December 31, 2025.

Welfare & Other Benefits (Column 5) Represent the lump sum amount equal to the Company portion of the cost of continuing coverage under the Company’s group health benefits plan for the NEO and the NEO’s family (if the NEO qualifies for and elects that coverage) for a period of up to 24 months. Amounts are based on premiums paid on the executive’s behalf in 2025.

72	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Employment, Noncompetition and Indemnification Agreements

Employment Agreements

The Company does not currently have employment agreements with any of its NEOs. As a result, the Board retains flexibility to adjust compensation arrangements and leadership responsibilities based on performance, market conditions, and business needs, subject to the terms of the Company’s compensation plans and programs, including annual and long‑term incentive plans, equity award agreements, and the Company’s Severance Plan.

Noncompetition Agreements

In order to be eligible to receive benefits under the Severance Plan, each NEO must comply with the confidentiality, non-solicitation and non-disparagement covenants set forth in the Severance Plan. In addition, an executive whose employment terminates due to a Qualified Retirement or a Change in Control Termination must also comply with the non-competition covenants set forth in the Severance Plan.

In addition to the non-competition terms described above, in connection with the annual restricted stock unit grants received by the executive officers, the stock agreements related thereto each contain certain non-solicitation and confidentiality covenants pursuant to which the executive agrees not to disclose confidential Company information at any time and not to solicit our employees or customers for a period of one year following termination of employment.

Indemnification Agreements

The Company has entered into indemnification agreements with each of the Company’s directors and executive officers that provide contractual assurance of the indemnification authorized and provided for by the Certificate of Incorporation and Bylaws and the manner of such indemnification.

Certain Transactions with Related Parties

The Company and its banking subsidiaries have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors, officers, and principal stockholders of the Company and its subsidiaries (and their associates), including corporations, partnerships, and other organizations in which such persons have an interest.

Each of Messrs. Vecchione, Gibbons and Boothe have family members employed by the Company. These employment relationships are overseen by executives other than Messrs. Vecchione, Gibbons and Boothe. In November 2025, Mr. Gould, a director of the Company, purchased $250,000 principal amount of Western Alliance Bank’s $400 million aggregate principal amount 6.537% fixed rate reset subordinated notes due November 15, 2035, on the same pricing and other terms and conditions as the other investors in the offering of such subordinated notes. Interest on the subordinated notes is payable semiannually, with the first interest payment scheduled to be made on May 15, 2026. The employment relationships and Mr. Gould's transaction are subject to Governance Committee oversight, pursuant to the Company’s Related Party Transactions Policy.

From time to time, the Bank makes loans to its directors and executive officers and related persons and entities. All of the foregoing loans (a) were made in compliance with Regulation O promulgated by the Federal Reserve Board; (b) were made in the ordinary course of business; (c) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and (d) did not involve more than the normal risk of collectability or present other unfavorable features.

Except as described in the previous paragraphs and except for the compensation arrangements and other arrangements described in “Executive Compensation” elsewhere in this proxy statement, there were no transactions during our fiscal year ended December 31, 2025, and there is not currently proposed any transaction or series of similar transactions to which we were or will be a party, in which the amount involved exceeded or will exceed $120,000 in which any director, any executive officer, any holder of 5% or more of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

2026 PROXY STATEMENT	73

EXECUTIVE COMPENSATION

Policies and Procedures Regarding Transactions with Related Persons

In February 2026, the Board of Directors completed its annual review and approval of its Related Party Transactions Policy (“Policy”) that can be found in the Corporate Governance & Business Ethics section under Governance, Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorporation.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

The Policy applies only to specific transactions or arrangements with specified related parties, which includes the Company’s directors, executive officers, beneficial owners of 5% of more of the Company’s voting securities, related entities, and immediate family members of the foregoing. In general, under the Policy, unless the transaction is deemed to be pre-approved under the Policy, every transaction involving a related party that involves amounts greater than $120,000 must be approved by the Governance Committee. The Governance Committee will review all of the relevant facts and circumstances of all related party transactions that require the Governance Committee’s approval and either approve or disapprove of the entry into the related party transaction. In determining whether to approve or ratify a related party transaction, the Governance Committee will take into account, among other factors it deems appropriate: (1) whether the transaction was undertaken in the ordinary course of business of the Company, (2) whether the related party transaction was initiated by the Company, a subsidiary or the related party, (3) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (4) the purpose of, and the potential benefits to the Company of, the related party transaction, (5) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party, (6) the related party’s interest in the related party transaction, and (7) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction. The Governance Committee may approve the related party transaction only if the Governance Committee determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders. The Governance Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the related party transaction.

In accordance with Federal Reserve Board Regulation O, the Bank subsidiary has adopted a formal policy governing any extensions of credit to any executive officer, director or significant stockholder of the bank or any affiliate. This policy requires, among other things, that any such loan (a) be made on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with unrelated persons, (b) not involve more than the normal risk of collectability or present other unfavorable features for the Bank, and (c) be approved by a majority of the Bank’s full board of directors, without the direct or indirect participation of the interested person. Any transactions between the Company and an officer or director of the Company (or any of its affiliates), or an immediate family member of such an officer or director, falling outside the scope of these formal policies must be conducted at arm’s length. Any consideration paid or received by the Company in such a transaction must be on terms no less favorable than terms available to an unaffiliated third party under similar circumstances.

Security Ownership of Certain Beneficial Owners, Directors and Executive Officers

The following table sets forth as of April 13, 2026 (except as noted), the record and beneficial ownership of the Company’s common stock by: (a) persons known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock; and (b) each director, director nominee and NEO. The ownership of all directors and executive officers (not just NEOs) as a group is provided at the bottom of the table.

74	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each person. An asterisk represents less than one percent of the class. The Company knows of no person who owns, beneficially or of record, either individually or with associates, more than 5% of the Company’s common stock, except as set forth below.

Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (#)	Percent of Class (2)

Blackrock, Inc.(3)	10,145,727	9.34%
The Vanguard Group(4)	10,045,309	9.24%
T. Rowe Price Associates Inc.(5)	7,969,869	7.33%
Barrow Hanley Global Investors(6)	6,450,408	5.94%
Invesco Ltd.(7)	5,736,263	5.28%
BRUCE D. BEACH	61,169	*
TIMOTHY BOOTHE	65,742	*
TIM BRUCKNER	29,068	*
STEPHEN CURLEY	41,531	*
JUAN R. FIGUEREO	21,849	*
DALE GIBBONS (8)	307,705	*
HOWARD N. GOULD	53,009	*
GRETA GUGGENHEIM	8,441	*
CHRISTOPHER A. HALMY	8,441	*
MARY CHRIS JAMMET	8,692	*
MARIANNE BOYD JOHNSON	1,649,910	1.52%
MARY TUUK KURAS	14,271	*
ROBERT P. LATTA	47,851	*
ANTHONY T. MEOLA	13,480	*
MICHAEL PAPAY	2,580	*
BRYAN K. SEGEDI	21,999	*
DONALD D. SNYDER	98,713	*
CLARKE STARNES III	2,580	*
KENNETH A. VECCHIONE	465,878	*
All directors and executive officers as a group (24 persons total)	3,001,742	2.76%

* Less than 1%

(1)

In accordance with the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power and/or investment power with respect to the shares, or has a right to acquire beneficial ownership at any time within 60 days from April 13, 2026. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Shares subject to outstanding stock options and warrants, which an individual has the right to acquire within 60 days of April 13, 2026 (“exercisable stock options” and “exercisable warrants,” respectively), are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities. The business address of each of the executive officers and directors is One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Telephone: (602) 389-3500.

(2)	Percentage calculated on the basis of 108,670,242 shares of common stock outstanding on April 13, 2026.

2026 PROXY STATEMENT	75

EXECUTIVE COMPENSATION

(3)

Based solely on information contained in Schedule 13G filed with the SEC on November 8, 2024. BlackRock, Inc. (“BlackRock”) has sole voting power with respect to 9,896,014 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 10,145,727 shares, and shared dispositive power with respect to 0 shares. These shares may be owned by one or more of the following entities: BlackRock Life Limited; Aperio Group, LLC; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Funds Advisors (beneficially owns 5% or greater of the outstanding shares of the security class reported on the Schedule 13G); BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; SpiderRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; or BlackRock Fund Managers Ltd. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(4)

Based solely on information contained in Amendment No.10 to Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 13, 2024, by The Vanguard Group Inc. (“Vanguard”). Vanguard has sole voting power with respect to 0 shares, shared voting power with respect to 57,172 shares, sole dispositive power with respect to 9,874,003 shares, and shared dispositive power with respect to 171,306 shares. Vanguard’s address is 100 Vanguard Blvd. Malvern, Pennsylvania 19355. On March 27, 2026, Vanguard filed Amendment No. 11 to Schedule 13G with the SEC reporting that, due to an internal realignment, it no longer has, or is deemed to have, any beneficial ownership of the Company’s common stock beneficially owned by its subsidiaries and/or business divisions. According to this filing, certain subsidiaries and/or business divisions that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership (on a disaggregated basis) separately from Vanguard.

(5)

Based solely on information contained in Amendment No. 3 to Schedule 13G filed with the SEC on November 11, 2025. T. Rowe Price Associates, Inc. (“T. Rowe Price”) has sole voting power with respect to 7,842,341 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,969,498 shares, and shared dispositive power with respect to 0 shares. T. Rowe Price’s address is 1307 Point Street, Baltimore, MD 21231.

(6)

Based solely on information contained in Schedule 13G filed with the SEC on February 11, 2026, Barrow Hanley Global Investors (“Barrow Hanley”) has sole voting power with respect to 4,149,991 shares, shared voting power with respect to 2,300,417 shares, sole dispositive power with respect to 6,450,408 shares, and shared dispositive power with respect to 0 shares. Barrow Hanley's address is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

(7)

Based solely on information contained in Schedule 13G filed with the SEC on February 7, 2025, Invesco Ltd. (“Invesco”) has sole voting power with respect to 5,649,39 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 5,736,263 shares, and shared dispositive power with respect to 0 shares. Invesco, in its capacity as a parent holding company to its investment advisers, may be deemed to beneficially own 5,736,263 shares of the Company which are held of record by clients of Invesco. These shares may be owned by one or more of the following entities: Invesco Advisers, Inc., Invesco Asset Management Limited, Invesco Investment Advisers LLC and Invesco Capital Management LLC. Invesco’s address is 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309.

(8)	Mr. Gibbons’ share ownership includes 130,000 shares pledged or held in a margin account.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. The Company prepares reports for such filings for the benefit of its directors and officers based on information supplied by them to the Company. Based solely on its review of such information and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2025, its directors and officers were in compliance with all applicable filings requirements, except that Mr. Idnani filed one Form 4 late in connection with his receipt of a common stock grant in October 2025 due to administrative delays in obtaining EDGAR access codes.

Equity Compensation Plan Information

As of December 31, 2025, there are no outstanding options under the Company’s Stock Incentive Plan (the only plan pursuant to which the Company issues equity awards). The amounts reflected in the table below represent the total number of shares of common stock remaining available for future issuance under the Company’s Stock Incentive Plan, the number of shares that could be issued as a results of DSUs granted if all criteria were met, and the outstanding options and shares assumed as part of the acquisition of Bridge Capital Holdings on June 30, 2015, which were issued pursuant to the now closed Bridge Capital Holdings’ 2006 Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of shares remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders (1)	131,100	N/A	4,017,854

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	131,100	N/A	3,482,396

(1)	Shares issued in respect assumed Bridge Capital options did not count against the share limits of the Stock Incentive Plan.
(2)	This number reflects DSUs that could be issued under the Company's Stock Incentive Plan if all criteria were met.

76	2026 PROXY STATEMENT

Proposal No. 2. Advisory (Non-Binding) Vote on Executive Compensation

Section 14A of the Exchange Act requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, no less than once every three years. Consistent with the desire of the Company’s stockholders expressed at the 2024 Annual Meeting of Stockholders to conduct the advisory vote on executive compensation annually, the Company has elected to provide for annual votes on executive compensation.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and other related tables and disclosures therein.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of the Company and its affiliates, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible interests of management and stockholders. Our Board of Directors believes that our compensation policies and practices achieve these objectives.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors and Compensation Committee may consider the outcome of the vote when considering future executive compensation arrangements.

We anticipate that the next opportunity for our stockholders to cast an advisory (non-binding) vote on the compensation of our named executive officers will be at our 2027 Annual Meeting.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement (an advisory, non-binding “Say on Pay” resolution).

2026 PROXY STATEMENT	77

INDEPENDENT AUDITORS

Independent Auditors

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed RSM US LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2026, and the related internal controls over financial reporting, as of December 31, 2026. RSM US LLP has served as the independent auditor for the Company since 1994.

Fees and Services

The following table shows the aggregate fees billed to the Company for professional services by RSM US LLP for fiscal years 2024 and 2025.

	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)

Audit Fees	4,527,965	3,840,950

Audit-Related Fees	68,250	61,950

Tax Fees	—	—

All Other Fees	289,874	222,187

Total	4,886,089	4,125,087

Audit Fees. Audit fees for both years include professional fees and costs associated with audits of consolidated financial statements and review of Form 10-K; SAS 100 reviews of interim financial information and related Forms 10-Q. Audit fees also include amounts related to debt and stock offering procedures.

Audit-Related Fees. Audit-related fees include audits of an employee benefit plan.

All Other Fees. Includes non-prohibited service organization control engagements provided to the Company by RSM US LLP which are not applicable to the first three categories.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve all audit and non-audit services provided by the Company’s independent auditors in order to ensure that the provision of such services does not impair the auditor’s independence. The Audit Committee has established a policy regarding pre-approval of permissible audit, audit-related, tax, and other services provided by the independent auditors, which services are periodically reviewed and revised by the Audit Committee. The Audit Committee may delegate to its Chair the authority to pre-approve services of the independent auditors, provided that the Chair must report any such approvals to the full Audit Committee at its next scheduled meeting. All Audit and Audit-Related Fees described above were approved by the Audit Committee before services were rendered.

78	2026 PROXY STATEMENT

Proposal No. 3. Ratification of Appointment of the Independent Auditor

The Audit Committee has appointed the firm of RSM US LLP as the independent auditor to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2026, and the Company’s internal control over financial reporting as of December 31, 2026. Representatives of RSM US LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of the Company’s independent auditor is not required by our bylaws or otherwise, we are submitting the selection of RSM US LLP to our stockholders for ratification to permit stockholders to express their views on this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for the Company.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent auditor.

2026 PROXY STATEMENT	79

VOTING RIGHTS

Voting Rights

Only stockholders of record at the close of business on April 13, 2026 (“Record Date”), are entitled to vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were 108,670,242 shares of common stock outstanding and eligible to be voted at the Annual Meeting. Each holder of common stock shall have one vote for each share of common stock of the Company in the holder’s name on the Record Date.

Stockholders of record who do not plan to attend the Annual Meeting in person or who will attend the Annual Meeting but wish to vote by proxy may do so as follows:

•	Internet: going to www.proxydocs.com/WAL and following the online instructions. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.
•	Telephone: calling 1-866-249-5139 and following the voice prompts. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.
•

Mail (if you request to receive your proxy materials by mail): marking your vote on your proxy card, signing your name exactly as it appears on your proxy card, dating your proxy card, and returning it in the envelope provided.

Stockholders who provide their proxy over the internet may incur costs, such as telephone and internet access charges, for which the stockholder is responsible. Eligible stockholders of record will not be able to provide their proxy through the internet or over the telephone after 8:00 a.m. Mountain Time on June 10, 2026. After such time, stockholders of record will only be able to vote by attending the Annual Meeting and voting in person. Beneficial holders have until 11:59 p.m. Eastern Time on June 9, 2026, to provide their proxy through the internet or over the telephone, or such other earlier or later time as may be designated by such beneficial holder's bank or broker. Stockholders who hold shares through the Western Alliance Bancorporation 401(k) Plan (the "401(k) Plan"), should review the instructions and deadlines set forth below under "Shares in the Company 401(k) Plan."

A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written revocation or a duly executed proxy bearing a later date (including a proxy given over the internet or by telephone), or by voting in person at the Annual Meeting. Attendance at the Annual Meeting without voting will not revoke a previously provided proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (“record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct.

If you do not give instructions, whether the broker can vote your shares depends on whether the proposal is considered “routine” or “non-routine” under New York Stock Exchange (“NYSE”) rules. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions. The Ratification of Auditor is the only proposal set forth in this proxy statement that is considered routine.

For each of the proposals to be considered at the Annual Meeting, abstentions and broker non-votes will have the following effect:

Proposal No. 1 – Election of Directors. Broker non-votes and abstentions will have no effect on this proposal.

Proposal No. 2 – Advisory (Non-Binding) Vote on Executive Compensation. Broker non-votes will have no effect on this proposal. Abstentions will have the same effect as a vote against this proposal.

Proposal No. 3 – Ratification of Auditor. Broker non-votes will have no effect on this proposal. Abstentions will have the same effect as a vote against this proposal.

80	2026 PROXY STATEMENT

VOTING RIGHTS

If your shares are held in the name of a bank or broker, your ability to provide a proxy over the internet or via the telephone will depend on the processes of your bank or broker. Therefore, we recommend that you follow the instructions on the form you receive.

Your proxy is being solicited by the Board of Directors of the Company. Your proxy will be voted as you direct; however, if no instructions are given on an executed and returned proxy, it will be voted FOR the election of the 13 director nominees for a one-year term; FOR the approval of our executive compensation; and FOR the ratification of our auditors.

If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters in their discretion. The Company filed its annual report on Form 10-K for its 2025 fiscal year with the Securities and Exchange Commission (“SEC”) on February 23, 2026. Stockholders may obtain, free of charge, a copy of our annual report on Form 10-K by visiting www.proxydocs.com/WAL or www.westernalliancebancorporation.com, or by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Quorum and Votes Required

The presence in person or by proxy of the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote, for purposes of determining the presence of a quorum at the Annual Meeting. Our Board of Directors has recommended you vote “FOR” the director-nominees, “FOR” the approval of our executive compensation, and “FOR” the ratification of our auditor.

Proposal No. 1 – Election of Directors.

A nominee will be elected if the votes cast for the nominee’s election exceed the votes cast against such nominee’s election. There is no cumulative voting in the election of directors.

Proposal No. 2 – Advisory (Non-Binding) Vote on Executive Compensation.

The annual advisory vote will be approved if a majority in voting power of the shares present in person or represented by proxy and entitled to vote cast their votes for the proposal. Because the vote is advisory, neither the Company nor the Board of Directors will be bound to act based upon the outcome. However, the Compensation Committee and Board of Directors will consider the outcome of the vote when considering future executive compensation arrangements.

Proposal No. 3 – Ratification of Auditor.

The proposal to ratify the appointment of RSM US LLP as the Company’s independent auditor will be approved if a majority in voting power of the shares present in person or represented by proxy and entitled to vote cast their votes for the proposal. If the appointment is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2026 will stand, unless the Audit Committee finds other good reason for making a change.

Shares in the Company 401(k) Plan

If you hold shares in the 401(k) Plan, you may instruct the plan trustee on how to vote your shares in the 401(k) Plan by mail, by telephone or over the internet as described above. You may vote or provide instructions with respect to all of the shares of our common stock allocated to your account on the Record Date. Instructions must be received no later than 11:59 p.m. Eastern Time on June 7, 2026, in order for the trustee to vote the shares as instructed.

In addition, your vote or instructions will also apply pro rata, along with the votes or instructions of other participants in the 401(k) Plan who return voting instructions to the trustee, to all shares held in the 401(k) Plan for which voting directions are not received. These undirected shares may include shares credited to the accounts of participants who do not return their voting instructions and shares held in the 401(k) Plan that were not credited to individual participants’ accounts as of the Record Date. The trustee will automatically apply your voting preference to the undirected shares proportionately with all other participants who provide voting directions.

2026 PROXY STATEMENT	81

OTHER MATTERS

Other Matters

Attending the Annual Meeting

You may attend the Annual Meeting if you were a stockholder as of the Record Date. If you are a stockholder and would like to attend the Annual Meeting, please be prepared to show proof of your stock ownership as of the Record Date (e.g., by bringing a copy of your proxy card or an account statement showing your name and your shares) along with a proper form of photo identification, otherwise you may not be admitted. To ensure a smooth security check-in, and to allow the meeting to begin promptly, please arrive no later than thirty minutes prior to the scheduled start of the Annual Meeting (if you have not arrived by that time you may be turned away). To allow for stockholders to participate in the Annual Meeting the Company reserves the right to restrict the admission of guests or other attendees who are not stockholders. For security purposes, no cameras, recording equipment, electronic devices, large bags, backpacks, briefcases or packages will be permitted in the meeting room or adjacent areas, and other items will be subject to search.

Notice and Access

We use the SEC notice and access rule that allows us to furnish our proxy materials to our stockholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about April 22, 2026, we sent our stockholders by mail a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice. Using notice and access allows us to reduce our printing and mailing costs and the environmental impact of our proxy materials.

Cost of Proxy Solicitation

The Company is soliciting proxies by mail, over the internet and by telephone, and the Company’s directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. The Company is paying the costs of this solicitation. In addition, the Company has retained Morrow Sodali, LLC of 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902 to assist in the solicitation of proxies for a fee of $11,000 plus disbursements based on out-of-pocket expenses, telecommunicators, directory assistance and related telephone expenses. Proxy solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to beneficial owners.

Stockholder Proposals for the 2027 Annual Meeting

Any proposal which a stockholder wishes to have included in the Company’s proxy statement and form of proxy relating to its 2027 Annual Meeting of stockholders must be received by the Company in writing on or before the close of business on December 23, 2026, and the proposal must otherwise comply with Rule 14a-8 under the Exchange Act, including the proof of ownership requirements of Rule 14a-8(b)(2), and Delaware law. Proposals must be addressed to the Corporate Secretary at the Company’s principal executive offices located at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004.

Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board of Directors for actions on such proposals.

In addition, under our Bylaws, any stockholder who intends to nominate a candidate for election to the Board of Directors or to propose any business at our 2027 Annual Meeting that is not to be included in the proxy statement, must give notice to our Corporate Secretary between February 10, 2027, and the close of business on March 12, 2027. The notice must include information specified in Rule 14a-19(b) (for director nominees other than the Company’s nominees, if applicable), our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to the Company’s stock. If the 2027 Annual Meeting is held more than 30 days from the anniversary of the 2026 Annual Meeting of stockholders, the stockholder must submit notice of any such nomination and of any such proposal that is not to be included in the proxy statement by the later of the 90th day before the 2027 Annual Meeting or the 10th day following the day on which the date of such meeting is first publicly announced. We will not entertain any proposals or nominations at the 2027 Annual Meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the

82	2026 PROXY STATEMENT

OTHER MATTERS

requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, the Company may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. The Company strongly encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Annual Report on Form 10-K

The Company has filed its Annual Report on Form 10-K for its 2025 fiscal year with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary, or from the website www.proxydocs.com/WAL.

Legal Proceedings

No director or executive officer of the Company is a party to any material pending legal proceedings or has a material interest in any such proceedings that is adverse to the Company or any of its subsidiaries.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you share an address with another stockholder and have received only one annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, you may write or call us as specified below to request a separate copy of such materials, and we will promptly send them to you. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notices of Internet Availability of Proxy Materials or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attn: Corporate Secretary, or by calling (602) 389-3500.

Other Business

Except as described above, the Company knows of no business to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote in accordance with the determination of a majority of the Board of Directors on such matters.

BY ORDER OF THE

BOARD OF DIRECTORS

/s/ Kenneth A. Vecchione

Kenneth A. Vecchione

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: April 22, 2026

2026 PROXY STATEMENT	83

Appendix A

Non-GAAP Financial Measures

Non-GAAP Financial Measures

This proxy statement contains financial information determined by methods other than those prescribed by GAAP. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. Management believes presentation of these non-GAAP financial measures provides useful supplemental information that is essential to a complete understanding of the operating results of the Company. Since the presentation of these non-GAAP performance measures and their impact differ between companies, these non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Pre-Provision Net Revenue

Bank regulations define Pre-Provision Net Revenue (“PPNR”) as the sum of net interest income and non-interest income less expenses before adjusting for loss provisions. Management believes that this is an important metric as it illustrates the underlying performance of the Company, it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through the credit cycle, and provides consistent reporting with a key metric used by bank regulatory agencies.

The following table shows the components used in the calculation of PPNR:

	Year Ended December 31,
	2025	2024
	(in millions)

Net interest income	$2,864.8	$2,618.9

Total non-interest income	678.2	543.2

Net revenue	$3,543.0	$3,162.1

Total non-interest expense	2,111.7	2,025.0

Pre-provision net revenue	$1,431.3	$1,137.1

Less:

Provision for credit losses	(224.1)	(145.9)

Income tax expense	(216.6)	(203.5)

Net income	$990.6	$787.7

84	2026 PROXY STATEMENT

APPENDIX A

Regulatory Capital

The following table presents certain financial measures related to regulatory capital under Basel III, which includes Common Equity Tier 1 ratio (“CET1”). The Federal Reserve Bank and other bank regulators use CET1 as a basis for assessing a bank’s capital adequacy; therefore, management believes it is useful to assess financial condition and capital adequacy using this same basis. As permitted by the regulatory capital rules, the Company elected the transition option that delayed the estimated impact on regulatory capital resulting from adoption of ASC 326 (Financial Instruments – Credit Losses) over a five-year transition period ending December 31, 2024. Accordingly, capital ratios and amounts for 2024 include a 25% capital benefit that resulted from the increased Allowance for Credit Losses related to the adoption of ASC 326; this capital benefit was fully phased out beginning in 2025.

	December 31,
	2025	2024
	(dollars in millions)

Common equity tier 1:

Common equity	$7,358	$6,425

Less:

Non-qualifying goodwill and intangibles	(633)	(644)

Disallowed deferred tax asset	(67)	(4)

AOCI related adjustments	341	535

Unrealized gain on changes in fair value liabilities	4	(1)

Common equity tier 1	$7,003	$6,311

Divided by: Risk-weighted assets	$63,408	$56,019

Common equity tier 1 ratio	11.0%	11.3%

2026 PROXY STATEMENT	85

APPENDIX A

Tangible Common Equity and Return on Average Tangible Common Equity

The following tables present financial measures related to tangible common equity. Tangible common equity represents total equity reduced by goodwill and intangible assets, preferred stock and noncontrolling interest in subsidiary. Management believes that tangible common equity financial measures are useful in evaluating the Company’s capital strength, financial condition, and ability to manage potential losses.

	December 31,
	2025	2024
	(dollars and shares in millions)

Total equity	$7,946	$6,707

Less:

Goodwill and intangible assets, net	(649)	(659)

Preferred stock	(295)	(295)

Noncontrolling interest in subsidiary	(293)	—

Total tangible common equity	6,709	5,753

Plus: deferred tax – attributed to intangible assets	2	2

Total tangible common equity, net of tax	$6,711	$5,755

Total assets	$92,774	$80,934

Less: goodwill and intangible assets, net	(649)	(659)

Tangible assets	92,125	80,275

Plus: deferred tax – attributed to intangible assets	2	2

Total tangible assets, net of tax	$92,127	$80,277

Tangible common equity ratio	7.3%	7.2%

Common shares outstanding	109.5	110.1

Book value per common share	$67.20	$58.24

Tangible book value per common share, net of tax	$61.29	$52.27

	December 31,
	2025	2024
	(dollars in millions)

Net income available to common stockholders	$956.2	$774.9

Divided by:

Average equity	7,434	6,480

Less:

Average goodwill and intangible assets	(654)	(664)

Average preferred stock	(295)	(295)

Average noncontrolling interest in subsidiary	(225)	—

Average tangible common equity	6,260	5,521

Return on average tangible common equity	15.3%	14.0%

86	2026 PROXY STATEMENT

One East Washington Street, Suite 1400 Phoenix, Arizona 85004

(602) 389-3500 | westernalliancebank.com

Western Alliance Bank, Member FDIC, is the wholly owned subsidiary of Western Alliance Bancorporation. Alliance Association Bank, Alliance Bank of Arizona, Bank of Nevada, Bridge Bank, First Independent Bank and Torrey Pines Bank operate as divisions of Western Alliance Bank. AmeriHome Mortgage Company, LLC and Digital Settlement Technologies, LLC (dba Digital Disbursements) are wholly owned subsidiaries of Western Alliance Bank. Banking products and services, including loans and deposit accounts, are provided by Western Alliance Bank, Member FDIC. Western Alliance Bank including its subsidiary, AmeriHome Mortgage Company, LLC are Equal Housing Lenders. Trust, custody and administration services are provided by Western Alliance Trust Company, a wholly owned subsidiary of Western Alliance Bancorporation. Products and services offered by Western Alliance Trust Company are not FDIC insured, not guaranteed by Western Alliance Bank and may lose value. ©2026 Western Alliance Bancorporation. All Rights Reserved.

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: Western Alliance Bancorporation www.proxypush.com/WAL Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote For Stockholders of record as of April 13, 2026 Phone: 1-866-249-5139 Wednesday, June 10, 2026 8:00 AM, Mountain Standard Time Use any touch-tone telephone One East Washington Street, Suite 1400, Phoenix, Arizona 85004 Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided VOTE BY: 8:00 AM, Mountain Standard Time, June 10, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Vishal Idnani and Jessica Jarvi, or either of them, as proxies (the "Named Proxies"), with full power of substitution, to vote shares of common stock of WESTERN ALLIANCE BANCORPORATION (“WAL”) owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 AM MST June 10, 2026, at One East Washington Street, Suite 1400, Phoenix, Arizona 85004, and any adjournment or postponement thereof ("Annual Meeting"), as specified on the reverse side of this proxy card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. The undersigned also provides directions to Charles Schwab Trust Co., Trustee, to vote shares of common stock of WAL allocated to accounts of the undersigned under the WAL 401(K) Plan, and which are entitled to be voted, at the Annual Meeting, as specified on the reverse side of this proxy card. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Western Alliance Bancorporation Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR AGAINST ABSTAIN 1.01 Bruce D. Beach FOR 1.02 Juan R. Figuereo FOR 1.03 Greta Guggenheim FOR 1.04 Christopher A. Halmy FOR 1.05 Mary Chris Jammet FOR 1.06 Marianne Boyd Johnson FOR 1.07 Robert P. Latta FOR 1.08 Anthony T. Meola FOR 1.09 Dr. Michael Papay FOR 1.10 Bryan K. Segedi FOR 1.11 Donald D. Snyder FOR 1.12 Clarke Starnes III FOR 1.13 Kenneth A. Vecchione FOR FOR AGAINST ABSTAIN 2. To approve, on an advisory (non-binding) basis, the compensation of executives. FOR 3. To ratify the appointment of RSM US LLP as the Company's independent auditor for the fiscal FOR year ending December 31, 2026. 4. The transaction of such other business as may properly come before the meeting. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)